Registration No. 333-00101

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                        POST-EFFECTIVE AMENDMENT NO. 6 TO
                                    FORM S-6

                     FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                  OF SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED ON
                                   FORM N-8B-2

        PRINCIPAL MUTUAL LIFE INSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT
                            (Exact Name of Depositor)

                          The Principal Financial Group
                           Des Moines, Iowa 50392-0100
               (Address of Depositor's Principal Executive Offices)

                                 David J. Brown
                     Principal Mutual Life Insurance Company
                          The Principal Financial Group
                             Des Moines, Iowa 50392-0300
                     (Name and address of agent for service)
              Telephone Number, Including Area Code: (515) 247-5111

                   Please send copies of all communications to

                              W. Randolph Thompson
                      Jorden, Burt, Berenson & Johnson LLP
                                 Suite 400 East
                       1025 Thomas Jefferson Street, N.W.
                            Washington, DC 20007-0805

It is proposed that this filing will become effective (check appropriate box)

     _____ immediately upon filing pursuant to paragraph (b) of Rule 485

     __X__ on May 1, 1998 pursuant to paragraph (b) of Rule 485

     _____ 60 days after filing pursuant to paragraph (a)(1) of Rule 485

     _____ on (date) pursuant to paragraph (a)(1) of Rule 485


     _____ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title and Amount of  Securities:  PrinFlex Life Insurance  Policy.

                     PRINCIPAL MUTUAL LIFE INSURANCE COMPANY
                         VARIABLE LIFE SEPARATE ACCOUNT

                       Registration Statement on Form S-6
                              Cross Reference Sheet

    Items of
   Form N-8B-2               Captions in Prospectus

        1..............  Cover Page

        2..............  Cover Page

        3..............  Not Applicable

        4..............  Distribution of the Policy

        5..............  Principal Mutual Life Insurance Company Variable Life
                         Separate Account

        6(a)...........  Not Applicable

        6(b)...........  Not Applicable

        7..............  Not Required

        8..............  Not Required

        9..............  Legal Proceedings

        10(a)..........  Ownership, Beneficiaries, Assignment

        10(b)..........  Policy Values; Participating Policy

        10(c), 10(d)...  Summary (Transfers; Policy Loans; Total and Partial
                         Surrenders, Charges and Deductions; Maturity Proceeds; Death Benefits and Proceeds, Termination and Reinstatement; Policy "Free Look"); Policy "Free Look," Values Transfers; Policy Loans; Total and Partial Surrenders); Death Benefits and Rights; Charges and Deductions (Transaction Charge, Surrender Charge) Policy Termination and Reinstatement

        10(e)..........  Summary (Termination and Reinstatement); Policy
                         Termination and Reinstatement; Registration Statement

        10(f)..........  Other Matters (Voting Rights)

        10(g)(1),
        10(g)(2),
        10(h)(1),
        10(h)(2).......  Principal Mutual Life Insurance Company Variable Life
                         Separate Account; General Provisions (Addition, Deletion or Substitution of Investments; The Contract)

        10(g)(3),
        10(g)(4),
        10(h)(3),
        10(h)(4).......  Not Applicable

        10(i)..........  Principal Mutual Life Insurance Company Variable Life
                         Separate Account, Values and Policy Features While the Policy is in Force; Death Benefits and Rights;
                         General Provisions (Addition, Deletion or Substitution of Investments; Optional Insurance Benefits; Policy Proceeds); Federal Tax Matters

        11.............  Principal Mutual Life Insurance Company Variable Life
                         Separate Account (Separate Account Divisions); General Provisions (Addition, Deletion or Substitution of Investments)

        12(a)..........  Cover page

        12(b)..........  Not Applicable

        12(c)..........  Principal Mutual Life Insurance Company Variable Life
                         Separate Account (Separate Account Divisions)

        12(d)..........  Distribution of the Policy

        12(e)..........  Not Applicable

        13(a)..........  Summary (Charges and Deductions); Principal Mutual Life
                         Insurance Company Variable Life Separate Account; Charges and Deductions; Distribution of the Policy

        13(b), 13(c),
        13(d), 13(e),
        13(f), 13(g)...  Not Applicable

        14.............  Distribution of the Policy

        15.............  Summary (Premiums); Purchasing a Policy

        16.............  Summary (The Policy); Principal Mutual Life Insurance
                         Company Variable Life Separate Account; Purchasing a Policy (Allocation of Premiums);
                         Values and Policy Features While the Policy is in Force; General Provisions (Addition, Deletion or Substitution of Investments)

        17(a), 17(b),
        17(c)..........  Captions referenced under Items 10(c), 10(d), 10(e), and 10(i) above

        18(a)..........  Summary (Policy Value); Values and Policy Features
                          While the Policy is in Force

        18(b)..........  Not Applicable

        18(c)..........  Values and Policy Features While the Policy is in Force

        18(d)..........  Not Applicable

        19.............  Other Matters (Voting Rights; Statement of Values)

        20(a), 20(b)...  Principal Mutual Life Insurance Company Variable Life
                         Separate Account; General Provisions (Addition, Deletion or Substitution of Investments); Other Matters (Voting Rights)

        20(c), 20(d),
        20(e), 20(f)...  Not Applicable

        21(a), 21(b)...  Summary (Policy Loans); Values and Policy Features
                         While the Policy is in Force (Policy Loans)

        21(c)..........  Not Applicable

        22.............  General Provisions (The Contract; Incontestability)

        23.............  Not Applicable

        24.............  Charges and Deductions (Special Provisions for Group or
                         Sponsored Arrangements)

        25.............  Description of Principal Mutual Life Insurance Company

        26.............  Not Applicable

        27.............  Description of Principal Mutual Life Insurance Company

        28.............  Officers and Directors of Principal Mutual Life
                         Insurance Company

        29.............  Description of Principal Mutual Life Insurance Company

        30.............  Not Applicable

        31.............  Not Applicable

        32.............  Not Applicable

        33.............  Not Applicable

        34.............  Not Applicable

        35.............  Description of Principal Mutual Life Insurance Company

        36.............  Not Applicable

        37.............  Not Applicable

        38(a), 38(b),
        38(c)..........  Distribution of the Policy

        39(a), 39(b)...  Distribution of the Policy

        40.............  Not Applicable

        41(a)..........  Distribution of the Policy

        41(b), 41(c)...  Not Applicable

        42.............  Not Applicable

        43.............  Not Applicable

        44(a), 44(b),
        44(c)..........  Summary (Policy Value; Transfers; Policy Loans; Total
                         and Partial Surrenders, Termination and Reinstatement; Policy "Free-Look"); Principal Mutual Life Insurance Company Variable Life Separate Account; Values and Policy Features while the Policy is in Force (Policy Values; Transfers; Policy Loans; Total and Partial Surrender) Charges and Deductions

        45.............  Not Applicable

        46(a)..........  Captions referenced under items 44(a) above

        46(b)..........  Not Applicable

        47.............  Not Applicable

        48.............  Not Applicable

        49.............  Not Applicable

        50.............  Not Applicable

        51(a) - (j)....  Description of Principal Mutual Life Insurance Company;
                         Principal Mutual Life Insurance Company Variable Life Separate Account; Purchasing a Policy; Policy Termination and Reinstatement; General Provisions; Distribution of the Policy

        52(a)..........  Principal Mutual Life Insurance Company Variable Life
                         Separate Account; General Provisions (Addition, Deletion or Substitution of Investments)

        52(b)..........  Not Applicable

        52(c)..........  Captions referenced in 10(g) and 10(h) above

        52(d)..........  Not Applicable

        53(a)..........  Summary (Tax Consequences of the Policy); Federal Tax
                         Matters

        53(b)..........  Not Applicable
        54.............  Not Applicable

        55.............  Not Applicable

        56.............  Not Applicable

        57.............  Not Applicable

        58.............  Not Applicable

        59.............  Not Applicable

                          Prospectus Dated May 1, 1998


     PRINCIPAL MUTUAL LIFE INSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT PrinFlex LIFE(R) -- FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY


     "PrinFlex Life(R) ," the flexible premium variable universal life insurance policy (the "Policy" or the "Policies") offered by Principal Mutual Life Insurance Company ("Company") and described in this Prospectus is designed to provide lifetime insurance protection and maximum flexibility in connection with premium payments and death benefits. As policyowner you may, within limits, vary the frequency and amount of premium payments and increase or decrease the face amount of the life insurance benefit under the Policy. This flexibility allows you to provide for changing life insurance needs within a single insurance policy.

     Neither premium payments nor death benefits are deposits or obligations of, or guaranteed by or endorsed by any bank. Premium payments and death benefits are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

     The Policy provides : (1) a death benefit upon the insured's death; (2) policy loans; and (3) a net surrender value accessible by a partial or total surrender of the Policy.

     Policy values may be accumulated on a fixed basis or vary with the investment performance of the division of the Principal Mutual Life Insurance Company Variable Life Separate Account to which the policyowner allocates policy values. Each division invests in an investment portfolio of an open-end, management investment company ("Mutual Fund"). The accompanying prospectuses describe the investment objectives and risks of the Mutual Funds currently offered as investment choices under the Policy: Principal Variable Contracts Fund, Inc. - Aggressive Growth Account, Asset Allocation Account, Balanced Account, Bond Account, Capital Value Account, Government Securities Account, Growth Account, International Account, International SmallCap Account, MicroCap Account, MidCap Account, MidCap Growth Account, Money Market Account, Real
Estate Account, SmallCap Account, SmallCap Growth Account, SmallCap Value Account and Utilities Account; Fidelity Variable Insurance Products Fund II:
Contrafund Portfolio ("Fidelity VIP Contrafund Portfolio"); Fidelity Variable Insurance Products Fund: Equity-Income Portfolio ("Fidelity VIP Equity-Income Portfolio") ; Fidelity Variable Insurance Products Fund: High Income Portfolio ("Fidelity VIP High Income Portfolio); Putnam Variable Trust Global Asset Allocation Fund ("Putnam VT Global Asset Allocation Fund"); Putnam Variable Trust Vista Fund ("Putnam VT Vista Fund") and Putnam Variable Trust Voyager Fund ("Putnam VT Voyager Fund").

     Prospective purchasers of this Policy are advised that replacement of existing insurance coverage may not be financially advantageous. It may also be disadvantageous to purchase a Policy as a means to obtain additional insurance protection if the purchaser already owns a flexible premium universal variable life insurance policy.

     Please read this prospectus carefully and retain it for future reference. This Prospectus is valid only if accompanied or preceded by the current prospectuses for the Fidelity Variable Insurance Products Fund, Fidelity Variable Insurance Products Fund II, Principal Variable Contracts Fund, Inc. and Putnam Variable Trust.


     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.








                                TABLE OF CONTENTS

GLOSSARY OF SPECIAL TERMS ................................. 4

SUMMARY ................................................... 5

     The Policy............................................ 5

     Premiums.............................................. 5

     Policy Value.......................................... 5

     Transfers............................................. 6

     Policy Loans.......................................... 6

     Total and Partial Surrenders...........................6

     Charges and Deductions ............................... 6

     Maturity Proceeds..................................... 6

     Death Benefit and Proceeds............................ 7

     Adjustment Options.................................... 7

     Termination and Reinstatement......................... 7

     Policy "Free Look".................................... 8

     Distribution of the Policy............................ 8

     Tax Consequences of the Policy........................ 8

DESCRIPTION OF PRINCIPAL MUTUAL
LIFE INSURANCE COMPANY .....................................8

PRINCIPAL MUTUAL LIFE INSURANCE
COMPANY VARIABLE LIFE SEPARATE
ACCOUNT.....................................................9

     Separate Account Divisions............................10

PURCHASING A POLICY........................................13

     Purchase Procedures...................................13

     Payment of Premiums...................................13

     Premium Limitations...................................13

     Allocation of Premiums................................14

     Policy "Free Look"....................................14

VALUES AND POLICY FEATURES WHILE
THE POLICY IS IN FORCE.....................................14

     Policy Values.........................................14

     Transfers.............................................15

     Automatic Portfolio Balancing.........................16

     Policy Loans..........................................16

     Total and Partial Surrenders..........................17

DEATH BENEFITS AND RIGHTS..................................17

     Death Proceeds........................................17

     Death Benefit.........................................17

     Applicable Percentage.................................17

     Change in Death Benefit Option........................18

     Adjustment Options....................................18

CHARGES AND DEDUCTIONS.....................................19

     Premium Expense Charge................................19

     Monthly Policy Charge.................................19

     Cost of Insurance Charge..............................20

     Administration Charge.................................20

     Mortality and Expense Risks Charge....................20

     Transaction Charge....................................20

     Surrender Charge......................................20

     Contingent Deferred Sales Charge......................21

     Contingent Deferred Administration Charge.............21

     Surrender Charge Percentage...........................21

     Sales Charge Limitations..............................21

     Other Charges.........................................21

     Special Provisions for Group or Sponsored
     Arrangements..........................................21

THE FIXED ACCOUNT..........................................22

POLICY TERMINATION AND REINSTATEMENT.......................22

     Policy Termination....................................22

     Reinstatement.........................................23

OTHER MATTERS..............................................23

     Voting Rights.........................................23

     Statement of Values...................................24

     Service Available by Telephone........................24

GENERAL PROVISIONS.........................................24

     Addition, Deletion, or Substitution of
     Investments...........................................24

     Optional Insurance Benefits...........................24

     The Contract..........................................25

     Incontestability......................................25

     Misstatements.........................................25

     Suicide...............................................25

     Ownership.............................................25

     Beneficiaries.........................................26

     Benefit Instructions..................................26

     Postponement of Payments..............................26

     Assignment............................................26

     Policy Proceeds.......................................26

     Participating Policy..................................26

     Right to Exchange Policy..............................27

     Term Conversion Bonus Program.........................27

DISTRIBUTION OF THE POLICY.................................27

OFFICERS AND DIRECTORS OF PRINCIPAL
MANAGEMENT CORPORATION.....................................28

OFFICERS AND DIRECTORS OF
PRINCIPAL MUTUAL LIFE INSURANCE
COMPANY....................................................28

STATE REGULATION OF PRINCIPAL
MUTUAL LIFE INSURANCE COMPANY..............................30

FEDERAL TAX MATTERS........................................30

     Tax Status of the Company and the Separate
     Account...............................................30

     Charges for Taxes.....................................30

     Diversification Standards.............................30

     Life Insurance Status of Policy.......................30

     Modified Endowment Contract Status....................30

     Policy Surrenders and Partial Surrenders..............31

     Policy Loans and Interest Deductions..................31

     Corporate Alternative Minimum Tax.....................31

     Exchange or Assignments of Policies...................32

     Withholding...........................................32

     Taxation of Accelerated Death Benefits................32

     Other Tax Issues......................................32

EMPLOYEE BENEFIT PLANS.....................................32

LEGAL PROCEEDINGS..........................................32

LEGAL OPINION..............................................32

INDEPENDENT AUDITORS.......................................32

REGISTRATION STATEMENT.....................................32

FINANCIAL STATEMENTS.......................................32


     Report of Independent Auditors........................33

     Variable Life Separate Account
     Financial Statements..................................34

     Report of Independent Auditors........................52

     The Principal Financial Group
     Financial Statements..................................53

APPENDIX A - SAMPLE ILLUSTRATIONS OF
POLICY VALUES, SURRENDER VALUES AND
DEATH BENEFITS.............................................84

APPENDIX B - TARGET PREMIUM................................91

APPENDIX C - EXCHANGE OFFER ...............................92
THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. PRINCIPAL MUTUAL LIFE INSURANCE COMPANY DOES NOT AUTHORIZE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS OTHER THAN AS CONTAINED IN THIS PROSPECTUS, THE PROSPECTUS FOR THE UNDERLYING MUTUAL FUND OR THE STATEMENT OF ADDITIONAL INFORMATION OF THIS FUND.

GLOSSARY OF SPECIAL TERMS

Account - Series or portfolio of a Mutual Fund in which a Separate Account Division invests.

Attained Age - The insured's age on the birthday preceding the last Policy Anniversary.

Business Day - Any day that the New York Stock Exchange is open for trading, and trading is not restricted.

Division - A part of the Separate Account to which Net Premiums may be allocated which invests in an Account or Portfolio of a Mutual Fund. The value of an investment in a Division is variable and is not guaranteed.

Effective Date - The date on which all requirements for issuance of a Policy have been satisfied.

\Face Amount - The minimum death benefit of a Policy so long as the Policy remains in force.

Fixed Account - That part of Policy Value that reflects the value in the general account of the Company.

General Account - The assets of the Company other than those allocated to any of the Separate Accounts of the Company.

Guideline Annual Premium - The level annual payment necessary to provide the death benefit under a Policy, through maturity, based on the 1980 Commissioners Standard Ordinary Mortality Table, a 5% assumed interest rate, and the fees and charges specified for a Policy.

Internal Revenue Code - The Internal Revenue Code of 1986, as amended, and regulations promulgated thereunder. Reference to the Internal Revenue Code means such Internal Revenue Code or the corresponding provisions of any subsequent revenue code and any regulations thereunder.

Investment Account - That part of the Policy Value that reflects the value in one of the Divisions of the Separate Account.

Loan Account - That part of the Policy Value that reflects the value transferred from the Fixed Account or Separate Account as collateral for a policy loan.

Maturity Date - The Policy Anniversary following the insured's 95th birthday.

Monthly Date - The day of the month which is the same as the day of the Policy Date. For example, if the Policy Date is June 10, 1997, the first Monthly Date is July 10, 1997.

Monthly Policy Charge - The amount subtracted from the Policy Value on each Monthly Date equal to the sum of the cost of insurance and additional benefits provided by any rider plus the monthly administration charge and mortality and expense risks charge in effect on the Monthly Date.

Mutual Fund - A registered, open-end, management investment company, or a separate investment account or portfolio thereof, in which a Division of the Separate Account invests.

Net Premium - The gross premium less the deductions for the Premium Expense Charge. It is the amount of premium allocated to the Fixed Account or Investment Accounts.

Net Surrender Value - The Surrender Value of the Policy reduced by any unpaid loans and loan interest.

Notice - Any form of communication received in the Company's home office providing the information needed by the Company, either in writing or another manner approved in advance by the Company.

Policy Date - The Policy Date is the date from which Monthly Dates and Policy Years and Anniversaries are determined.

Policy Value - The sum of the values in the Loan Account, Fixed Account and Investment Accounts.

Policy Years and Anniversaries - The Policy Years and Anniversaries computed from the Policy Date. Example: If the Policy Date is May 5, 1997, the first Policy Year ends on May 4, 1998 and the first Policy Anniversary falls on May 5, 1998.

Premium Expense Charge - The charge deducted from premium payments to cover a sales charge, state and local premium taxes and federal taxes.

Prorated Basis - The proportion that the value of a particular Investment Account or Fixed Account for a Policy bears to the total value of all Investment Accounts and the Fixed Account for that Policy.

Related Policies - Policies which have a common Effective Date pursuant to a Written Request from applicant(s).

Separate  Account -  Principal  Mutual  Life  Insurance  Company  Variable  Life
Separate Account, a registered unit investment trust with Divisions and segregated assets, to which Net Premiums may be allocated.

Surrender Charge - A charge assessed upon total surrender of a Policy or termination of a Policy when a grace period expires without sufficient premium payment.

Surrender Value - The Policy Value reduced by the Surrender Charge.

Target Premium - A premium amount used to determine the maximum sales charge that is included as part of the Premium Expense Charge and any applicable contingent deferred sales charge under a Policy. Target Premiums are set forth in Appendix B. The policyowner will be advised of the Target Premium for any increase in face amount.

Unit - The accounting measure used to calculate Division values.

Valuation Period - The period between the time as of which the net asset value of a Mutual Fund is determined on one business day and the time as of which that value is determined on the next following business day.

Written Request - Actual delivery to the Company at its home office in Des Moines, Iowa, of a written notice or request, signed and dated, on a form supplied or approved by the Company.

 SUMMARY

THE FOLLOWING SUMMARY IS INTENDED TO PROVIDE A GENERAL DESCRIPTION OF THE MOST IMPORTANT POLICY FEATURES. IT IS NOT COMPREHENSIVE AND SHOULD BE READ IN
CONJUNCTION  WITH  THE  DETAILED   INFORMATION   APPEARING   ELSEWHERE  IN  THIS
PROSPECTUS.

The Policy

The Policy is designed to provide you with lifetime insurance protection and flexibility in connection with the amount and frequency of premium payments and the amount of life insurance proceeds payable under the Policy. You may, subject to certain limitations, vary the frequency and amount of premium payments. The Policy is a life insurance contract with a death benefit, Policy Value, and other features traditionally associated with life insurance.

You may allocate Net Premium Payments to the Fixed Account and/or the Divisions of the Principal Mutual Life Insurance Company Variable Life Separate Account. Allocations to the Divisions of the Separate Account are invested in shares of a particular Account. Allocation instructions may be changed at any time and transfers may be made subject to certain conditions.

The Accounts in which the Divisions currently invest are as follows:

                                       Account in which
       Division                      the Division Invests
       --------------------------------------------------
Aggressive Growth Division       Aggressive Growth Account
Asset Allocation Division          Asset Allocation Account
Balanced Division                Balanced Account
Bond Division                    Bond Account
Capital Value Division             Capital Value Account
Government Securities Division   Government Securities Account
Growth Division                  Growth Account
International Division             International Account
International SmallCap Division  International SmallCap Account
MicroCap Division                MicroCap Account
MidCap Division                  MidCap Account
MidCap Growth Division           MidCap Growth Account
Money Market Division            Money Market Account
Real Estate Division             Real Estate Account
SmallCap Division                SmallCap Account
SmallCap Growth Division         SmallCap Growth Account
SmallCap Value Division          SmallCap Value Account
Utilities Division               Utilities Account
Fidelity Contrafund Division     Fidelity VIP II Contrafund Portfolio
Fidelity Equity-Income Division  Fidelity VIP Equity-Income Portfolio
Fidelity High Income Division    Fidelity VIP High Income Portfolio
Putnam Global Asset              Putnam VT Global Asset
   Allocation Division             Allocation Fund
Putnam Vista Division            Putnam VT Vista Fund
Putnam Voyager Division            Putnam VT Voyager Fund

Premiums

The required initial premium payment is equal to the minimum monthly premium shown on the Policy's current data pages. Payment of a minimum premium is required during the first twenty-four policy months (except where prohibited by state law) (the "Minimum Required Premium"). If the face amount of the Policy is increased during the first twenty-four policy months, the Minimum Required Premium will increase for the remainder of the twenty-four month period following the date of the face amount increase. Payment of the Minimum Required Premium ensures that the Policy will not enter a grace period during the first twenty-four Policy months, unless a policy loan is taken. See "Policy Termination and Reinstatement" and "Policy Loans". The Company allows payments in accordance with the planned periodic premium schedule established by the policyowner in the application (annual, semiannual, quarterly, or preauthorized withdrawal payments of premium on a monthly basis). However, if the minimum monthly premium is less than $30, only a planned periodic premium schedule that would result in a payment of $30 or more will be made available to the policyowner. The Company also allows unscheduled premium payments of $30 or more. The planned periodic premium schedule indicates the preference of the policyowner only, and other than payment of the Minimum Required Premium, payment of premiums is not required. (However, the death benefit guarantee premium must be paid to maintain the death benefit guarantee rider. See "Optional Insurance Benefits.") Changes in frequency, as well as increases or decreases in the amount of planned periodic premiums, may be made. However, the total of all premiums, planned and otherwise, cannot exceed the current maximum premium limitations set forth in the Internal Revenue Code to qualify a Policy as a life insurance contract. At any time there is an outstanding policy loan, if a payment cannot be identified as a premium payment, it will be considered a loan repayment.

All Net Premium payments received prior to the Effective Date and during the first 20 days from the Effective Date are allocated to the Money Market Division of the Separate Account. On the 21st day from the Effective Date, the Policy Value held in the Money Market Division is transferred to the Divisions and the Fixed Account in accordance with the policyowner's direction for allocation of premium payments. (If the 21st day from the Effective Date is not a Business Day, the transfer will occur on the first Business Day thereafter). Net Premium payments received after the Policy Value in the Money Market Division is transferred to the Divisions and the Fixed Account are allocated among the Divisions and the Fixed Account in accordance with the directions in the application for the Policy.

Policy Value

The Policy Value reflects the following: premium payments made; investment performance of the Divisions to which amounts have been allocated; interest credited by the Company to amounts allocated to the Fixed Account; partial withdrawals; loans taken; repayment of loans; and deduction of charges described below under "Charges And Deductions." The Policy Value is the sum of the values in the Investment Accounts, the Fixed Account and the Loan Account.

Investment Account. An Investment Account is established under the Policy for each Division of the Separate Account to which Net Premiums or transfer amounts have been allocated. An Investment Account measures the interest of the Policy in the corresponding Division. The value of each Investment Account under the Policy varies each Business Day and reflects the investment performance of the Account shares held in the corresponding Division. See "Policy Value".

Fixed Account. The Fixed Account consists of that portion of the Policy Value based on Net Premiums allocated to, and amounts transferred to, the general account of the Company. The Company credits interest on amounts in the Fixed
Account at an effective annual rate guaranteed to be at least 3%. See "Fixed Account."

Loan Account. When a policy loan is taken, the Company will establish a Loan Account under the Policy and will transfer an amount equal to the amount of the loan from the Investment Accounts and/or the Fixed Account to the Loan Account. The Company will credit interest to amounts in the Loan Account at an effective annual rate of at least 6% through Policy Year ten at which point interest is credited at 7.75%. See "Policy Loans."

Transfers

Scheduled and unscheduled transfers of Policy Value among Divisions and the Fixed Account may be made by a policyowner, subject to certain conditions and charges. The Company has reserved the right to revoke or modify transfer privileges and charges, except where prohibited by state law. See "Transfers."

Policy Loans

A policyowner may borrow against the Policy Value at any time the Policy has Net Surrender Value. The minimum amount for a loan is $500. Interest is charged on policy loans at an annual rate of eight percent during any period the loan is outstanding. Loan interest is payable at the end of each Policy Year. All policy loans and loan interest will be deducted from proceeds payable at the insured's death, upon maturity, or upon total surrender. See "Policy Loans."

Total and Partial Surrenders

A policyowner may elect to make a total surrender of the Policy and receive its Net Surrender Value determined as of the date the Company receives the policyowner's Written Request. A Surrender Charge is imposed upon total surrender of a Policy at any time within the first ten years after the Policy Date. In addition, any increase in face amount is subject to a Surrender Charge upon total surrender of the Policy at any time within ten years after the effective date of the adjustment. After the second Policy Year, the policyowner may request a partial surrender of the Policy Value, but no more than two times per Policy Year. The minimum amount for a partial surrender is $500 and aggregate partial surrenders during a Policy Year cannot exceed 75% of the Policy's Net Surrender Value at the time the first partial surrender is requested. A transaction charge of the lesser of $25 or two percent of the amount of the partial surrender is imposed on each partial surrender. The Policy Value is reduced by the amount of any partial surrender plus the transaction charge. The amount surrendered will be withdrawn from the Policy on a last-in first-out basis. If the Option 1 death benefit is in effect at the time of a partial surrender, then the Policy's face amount is also reduced by the amount of the partial surrender plus the transaction charge.

Charges and Deductions

Charges under the Policy are assessed as:

   (1) deductions from premiums
       o sales load of 2.75% of premiums less than or equal to Target Premium and .75% of premiums in excess of Target Premium, made during each of the first ten Policy Years and, with respect to premiums attributable to any face amount increase, made during each of the first ten years following the increase
       o  2.20% state and local taxes
       o  1.25% federal taxes

   (2) Surrender Charges upon termination or total surrender made during the first ten Policy Years (and ten years after an increase in the Policy face amount) equal to a percentage (described in the table below) of the sum of the following: o deferred administrative charge of $3 for each $1,000 of face amount (but no greater than $1,500 per Policy), and o deferred sales charge of 47.25% of premiums paid up to a maximum of two Target Premiums. (See "Contingent Deferred Sales
         Charge")

               Surrender            Surrender Charge
                  Year                  Percentage

                   1- 5                  100.00%
                   6                      95.24%
                   7                      85.71%
                   8                      71.43%
                   9                      52.38%
                  10                      28.57%
                  11+                      0.00%

         (3)  Monthly Policy Charges
              o  administration charge:
                  During the first Policy Year: 1/12 x ($.40 for each $1,000 of face amount), but no less than $6.00/month and no greater than $16.67/month;
                  During each Policy Year thereafter: 1/12 x ($.60 for each
                      $1,000 of face amount)
              o  cost of insurance charge
              o mortality and expense risks charge of .90% per annum against the value of the policyowner's Investment Accounts (After the ninth Policy Year the mortality and expense risks charge will not exceed .27% per annum)
              o  supplemental benefit(s) charge(s)

         (4)  Other Charges
              o investment management fees and other operating expenses for the underlying Accounts
              o transfer fee of $25 will be imposed on each unscheduled transfer of Policy Value among the Investment Accounts in excess of twelve during a Policy Year
              o transaction charge of the lesser of $25 or 2% of the amount surrendered on each partial surrender of Policy Value

For complete discussion of charges and deductions see "Charges and Deductions".

Maturity Proceeds

If the insured under a Policy is living on the Policy's Maturity Date, which is the Policy Anniversary following the birthday on which the insured reaches age 95, the Company will pay the Policy's maturity proceeds to the policyowner. A Policy's maturity proceeds are the Policy Value less any Policy loans and unpaid loan interest on the Maturity Date. If maturity proceeds are paid under a Policy, the Policy terminates with no further benefits payable.

Death Benefit and Proceeds

The death proceeds under a Policy are payable to the beneficiary when the insured dies, subject to all provisions and conditions of the Policy. The death proceeds, determined as of the date of the insured's death, are: the death benefit described below, plus proceeds from any benefit riders on the insured's life, less any Policy loans and loan interest, and less any overdue Monthly Policy Charges if the insured dies during a grace period. All or part of the death proceeds may be paid in cash or applied under one or more of the benefit options available under the Policy, subject to certain restrictions. The Company pays interest on the death proceeds from the date of death until the date of payment or until applied under a benefit option. Interest is at a rate the Company determines, but not less than required by state law.

There are two options available for the death benefit under a Policy. If a policyowner selects Option 1, the death benefit will be equal to the greater of the face amount of the Policy or the Policy Value on the date of death multiplied by an applicable percentage specified in the Internal Revenue Code. If a policyowner selects Option 2, the death benefit will be the greater of the face amount of the Policy plus the Policy Value on the date of death or the Policy Value on the date of death multiplied by the applicable percentage.

A policyowner may make a Written Request to change the death benefit option on or after the second Policy Anniversary. Any change must be approved by the Company before it takes effect. Changes in death benefit option are limited to two per Policy Year. If the request is to change from Option 1 to Option 2, the face amount will be reduced by the amount of the Policy Value on the effective date of the change. The Company reserves the right to disapprove a request to change from Option 1 to Option 2 if the face amount in effect after the change would be less than $50,000. Evidence of insurability satisfactory to the Company under its underwriting guidelines then in effect may be required on a change from Option 1 to Option 2. If the request is to change from Option 2 to Option 1, the face amount will be increased by the amount of the Policy Value on the effective date of the change. No evidence of insurability is required for a change from Option 2 to Option 1. The effective date of any change will be the Monthly Date that coincides with or next follows the day the request for change is approved by the Company.

Adjustment Options

Subject to certain conditions, the face amount of a Policy may be adjusted upon Written Request to the Company. If a payment in an amount greater than or equal to the adjustment conditional receipt premium deposit is submitted with the adjustment application, then a conditional receipt is given to the policyowner reflecting receipt of the payment and outlining any interim insurance coverage provided by the conditional receipt. The adjustment conditional receipt premium deposit is that amount calculated by the Company and provided to the policyowner in connection with the policyowner's request for a face amount increase. No request to adjust the face amount of a Policy will be approved if a Policy is in a grace period or if Monthly Policy Charges are being waived under a rider. In addition, a decrease in face amount may be requested only after the second Policy Anniversary and may not reduce the face amount of a Policy below $50,000. A requested face amount increase must be at least $50,000 and is subject to evidence of insurability satisfactory to the Company under its underwriting guidelines then in effect. Any adjustment in face amount of a Policy approved by the Company will be effective on the Monthly Date that coincides with or next follows the Company's approval of the request. No processing charges are assessed in connection with adjustments of a Policy, although an increase in face amount will result in Premium Expense Charges and Surrender Charges applicable to the increase. Additionally, if the face amount of the Policy is increased during the first twenty-four policy months, the Minimum Required Premium will increase for the remainder of the twenty-four month period following the date of the face amount increase. Increases in face amount made pursuant to a Cost of Living Rider, Salary Increase Rider or Extra Protection Increase Rider are not subject to the minimum increase amount or to evidence of insurability. More information regarding these supplementary benefits may be obtained from an authorized agent of the Company.

Termination and Reinstatement

Failure to make a planned periodic premium or additional premium payments may cause termination of a Policy. A notice of impending termination of a Policy will be sent if:

     1. Twenty-four months or later following the Policy Date, or at any time after a policy loan is taken, the Net Surrender Value of a Policy on any Monthly Date is less than the Monthly Policy Charge and, if the Policy has a death benefit guarantee rider, the death benefit guarantee premium requirement has not been satisfied; or

      2. During the 24 months following the Policy Date, the sum of the premiums paid is less than the Minimum Required Premium on a Monthly Date (this provision does not apply where prohibited by state laws; a notice of impending termination will be sent as permitted therein).

     The Minimum Required Premium on a Monthly Date is equal to (1) times (2) where:

     1.  Is the minimum monthly premium shown on the current data pages; and

     2. Is the number of completed months since the Policy Date.

The notice of impending termination will show the 61-day grace period during which the Company will accept a payment required to keep the Policy in force.

If a grace period begins 24 months or more after the Policy Date because the Net Surrender Value is less than the current Monthly Policy Charge, the minimum payment is equal to (1) plus (2) divided by (3) where:

     1. Is the amount by which the Surrender Charge exceeds the Accumulated Value on the Monthly Date on or immediately preceding the start of the grace period;

     2.  Is three Monthly Policy Charges; and

     3. Is 1 minus the maximum Premium Expense Charge.

If the grace period ends before we receive the minimum payment, the Company will keep any remaining value in the Policy.

If a grace period begins because the sum of the premiums paid is less than the Minimum Required Premium, the minimum payment is (1) minus (2) where:

     1. Is the Minimum Required Premium due on the second Monthly Date following the beginning of the grace period; and;

     2. Is the sum of the premiums paid since the Policy Date.

If the grace period ends before the Company receives the past due Minimum Required Premium, the Company will pay to the policyowner any remaining value in the Policy, which would be the difference of (1) minus (2) where:

      1. Is the Net Surrender Value on the Monthly Date on or immediately preceding the start of the grace period; and

      2. Is the two Monthly Policy Charges applicable during the grace period.

In the event the 61-day grace period expires without a payment by the policyowner at least equal to the minimum payment, the Policy will terminate, and the Company will retain the remaining value in the policy.

Once a Policy has terminated as a result of failure to pay the Minimum Required Premium on a Monthly Date during the 24 months following the Policy Date, or as a result of insufficient value, the policyowner may make a Written Request to reinstate the Policy at any time within three years after the date of termination, so long as the insured is alive and it is prior to the Policy's Maturity Date. Satisfactory proof of insurability and payment of a reinstatement premium is required. The reinstatement premium must be at least the greater of ((1) plus (2) divided by (3)) or ((4) minus (5)) where:

     1. Is the amount by which the Surrender Charge exceeds the Accumulated Value on the Monthly Date on or immediately preceding the start of the grace period;

     2.   Is three Monthly Policy Charges;

     3.   Is 1. minus the maximum Premium Expense Charge;

     4. Is the Minimum Required Premium due on the second Monthly Date following the beginning of the grace period; and

     5.   Is the sum of the premiums paid since the Policy Date.

Repayment or reinstatement of policy loans and loan interest which remained unpaid on the date the Policy terminated is also required.

Policy "Free Look"

A policyowner has the limited right to return a Policy for cancellation and receive a refund of all premiums paid (Accumulated Value for policies applied for in the state of California by Policyowners). The Written Request for cancellation, along with the return of the Policy, must be made within: 10 days after the Policy or written notice of this right is received by the policyowner (30 days if the Policy is applied for in California by a policyowner age 60 or over; 15 days if the Policy is applied for in Colorado; or 20 days if the Policy is applied for in Idaho or North Dakota) or 45 days after the policyowner completes the Policy application, whichever is later. For Policies applied for in the state of California by persons age 60 or over, the amount refunded is equal to (1) plus (2) plus (3) where:

     1. Is the Policy Value as of the date the Company receives the policyowner's Written Request for cancellation; and

     2.   Is the Premium Expense Charge(s) deducted from gross premiums; and

     3.   Is the Monthly Policy Charge(s) deducted from the Policy Value.

Distribution of the Policy

The Company may offer the Policy in states and jurisdictions where it is licensed to sell this type of insurance product. The Policy will be sold by agents and brokers who represent the Company and are registered representatives of Princor Financial Services Corporation, the principal underwriter of the Policies, or registered representatives of other broker-dealers which Princor Financial Services Corporation selects and the Company approves.

Tax Consequences of the Policy

The Policies will be treated as life insurance contracts under provisions of the Internal Revenue Code so long as certain definitional tests of Section 7702 of the Internal Revenue Code are met and so long as the investments of the Separate Account meet the diversification requirements of Section 817(h) of the Internal Revenue Code. The Company has designed the Policy to meet these criteria. Thus, the death benefit under a Policy should be fully excludable from the gross income of the beneficiary. In addition, the policyowner should not be taxed on any part of the Policy Value, unless in the first 15 years of a Policy a cash distribution is made as a result of a change in the benefits under (or in other terms of) the Policy, such as a partial or total surrender of Policy Value which causes a reduction in the face amount. Such a distribution will be taxable to the extent of income in the Policy, as limited by the applicable recapture ceiling as set out in Section 7702(f)(7)(C) or (D) of the Internal Revenue Code. Also, partial surrenders may result in taxable income to the policyowner to the extent distributions (or deemed distributions) exceed total investments (generally premiums paid) in the Policy to the date of surrender. If, however, the Policy is considered a modified endowment contract under the terms of the Technical and Miscellaneous Revenue Act of 1988, all distributions under the Policy would be taxed on an "income first" basis. Most distributions received by a policyowner directly or indirectly (including policy loans, total or partial surrenders or the assignment or pledge of any portion of the Policy Value) would be includable in gross income to the extent that the Policy Value of the Policy exceeds the policyowner's investment in the contract. (See "Federal Tax Matters.") Death proceeds may also be subject to estate taxes. Policyowners are advised to consult with their own tax advisors regarding tax treatment of the Policies.

DESCRIPTION OF PRINCIPAL MUTUAL LIFE INSURANCE COMPANY (The "Company")

Principal Mutual Life Insurance Company is a mutual life insurance company with its home office at The Principal Financial Group, Des Moines, Iowa 50392, telephone number (515) 247-5111. It was originally incorporated under the laws of the State of Iowa in 1879 as Bankers Life Association, changed its name to Bankers Life Company in 1911 and changed its name to Principal Mutual Life Insurance Company in 1986. It is a member of The Principal Financial Group, a diversified family of insurance and financial services companies.

The Board of Directors of the Company has approved a Plan of Reorganization (the "Plan") pursuant to which the Company will adopt a mutual insurance holding company structure. The Plan was approved by the owners of annuity contracts and life insurance policies issued by the Company and has been submitted to the Commissioner of Insurance of the State of Iowa (the "Iowa Commissioner") for approval.

Under the Plan, the Company will form a mutual insurance holding company named "Principal Mutual Holding Company" and will convert to a stock life insurance company. As part of such conversion, the Company will change its name to "Principal Life Insurance Company" ("Principal Life"). Principal Mutual Holding Company will be the ultimate parent company in the family of companies known as the Principal Financial Group(R).


Because the Company currently is a mutual life insurance company, policyowners have, in addition to contract rights related to the Policy, certain membership interests in the Company, consisting principally of the right to vote on the election of directors of the Company and on other matters and the right to receive distributions of the Company's surplus upon liquidation or dissolution of the Company. The Plan will preserve but separate these contract rights and membership interests. Contract rights will remain with Principal Life, and policyowners on the date the Plan becomes effective (the "Effective Date") will automatically become members of Principal Mutual Holding Company and such policyowner's membership interests in the Company will be extinguished. Under the terms of the Plan, the membership interests of members of Principal Mutual Holding Company will consist principally of the right to vote on the election of directors of Principal Mutual Holding Company and on other matters and to receive distributions of Principal Mutual Holding Company's assets upon liquidation or dissolution of Principal Mutual Holding Company. Owners of Policies issued by Principal Life after the Effective Date also will automatically become members of Principal Mutual Holding Company. The Plan will not, in any way, increase premium payments or reduce Policy benefits, values, guarantees or other Policy obligations owed to policyowners. Policy obligations will be the responsibility of Principal Life.


The Company believes that adoption of the Plan will result in a corporate structure that, among other things, will provide the Company with flexibility in raising capital through various means that are not currently available to it, including stock offerings. Any initial offering of voting stock to third parties will be subject to the approval of the Iowa Commissioner. Although there are no current plans to offer voting stock, in the event voting stock was sold to third parties, it is possible that the interests of such third party shareholders and policyowners could diverge on certain issues. The Company, however, believes that such shareholders and policyowners will generally have a greater commonality of interests than the potential for conflict and will endeavor to minimize the occurrence of such conflicts and to operate the companies in the best interests of all constituencies.

The Effective Date is scheduled to be July 1, 1998, but the Iowa Commissioner must first approve the Plan. In addition, insurance regulatory authorities in each state must issue an amendment to the Company's Certificate of Authority (to reflect the name change from Principal Mutual Life Insurance Company to Principal Life Insurance Company) and must approve the forms which support the Policy. Should the Effective Date be other than July 1, 1998 or if states other than Iowa have not completed action by that date, the Company will notify existing policyowners and others by supplementing this prospectus. Policies issued on or after the Effective Date will be issued by Principal Life, will not be participating and will not be eligible to participate in any distribution of divisible surplus (see "Surplus Distribution at Sole Discretion of the Company"). As a policyowner of a Policy issued after the Effective Date, you will be a member of Principal Mutual Holding Company as described above.


Principal Mutual Life Insurance Company is authorized to do business in the 50 states of the United States, the District of Columbia, the Commonwealth of Puerto Rico, and the Canadian Provinces of Alberta, British Columbia, Manitoba, Ontario and Quebec. The Company offers a full range of products and services for businesses, groups and individuals including individual insurance, pension plans and group/employee benefits. During the year ended December 31, 1997, the Company ranked in the upper one percent of life insurers in assets and premium income. The Company has consistently received excellent ratings from the major rating firms based upon the Company's claims paying ability. As of December 31, 1997, the Company had $63.2 billion in assets under management and served more than 9.7 million individuals and their families.


PRINCIPAL MUTUAL LIFE INSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT

The Separate Account was established on November 2, 1987, pursuant to a resolution of the Executive Committee of the Board of Directors of the Company. Under Iowa insurance law the income, gains or losses of the Separate Account are credited to or charged against the assets of the Separate Account without regard to the other income, gains or losses of the Company. The assets of the Separate Account, equal to the reserves and other liabilities arising under the Policies, are not chargeable with liabilities arising out of any other business conducted by the Company. In addition, all income, gains or losses, whether or not realized, and expenses with respect to a Division shall be credited to or charged against that Division without regard to income, gains or losses, or expenses of any other Division. The assets of the Separate Account are held with relation to the Policies described in this Prospectus and other policies issued by the Company. All obligations arising under Policies, including the promise to make benefit payments, are general corporate obligations of the Company. The Separate Account is organized as a unit investment trust under the Investment Company Act of 1940.

The Company is taxed as an insurance company under the Tax Reform Act of 1984, as amended. The operations of the Separate Account are part of the total operations of the Company, but are treated separately for accounting and financial statement purposes and are considered separately in computing the Company's tax liability.

The Separate Account is not affected by federal income taxes paid by the Company. The Company reserves the right to charge the Separate Account with, and create a reserve for, any tax liability which the Company determines may result from maintenance of the Separate Account. To the best of the Company's knowledge there is no current prospect of such liability.

Separate Account Divisions

A policyowner may direct the Company to allocate Net Premium Payments among the Divisions which invest exclusively in shares of a corresponding Account. Some of these Accounts also offer their shares to variable annuity separate accounts of the Company ("Mixed Funding") and to variable annuity and variable life separate accounts of unaffiliated insurance companies ("Shared Funding"). The potential risks associated with "Mixed and Shared Funding" are disclosed in the Mutual Fund prospectuses. The Accounts in which the Divisions invest, and the investment adviser of each Account, are provided in the following table.

                                               ACCOUNT IN WHICH
                                             DIVISION INVESTS AND                                ACCOUNT
             DIVISION                         INVESTMENT ADVISER                           INVESTMENT OBJECTIVE
Aggressive Growth Division          Aggressive Growth Account;                  Seeks long-term capital appreciation by
                                    Morgan Stanley Asset Management, Inc.       investing primarily in growth-oriented common
                                    through a sub-advisory agreement            stocks of medium and large capitalization
                                                                                U.S. corporations and, to a limited extent,
                                                                                foreign corporations.

Asset Allocation Division           Asset Allocation Account;                   Seeks a total investment return consistent with
                                    Morgan Stanley Asset Management, Inc.       the preservation of capital.
                                    through a sub-advisory agreement

Balanced Division                   Balanced Account;                           Seeks a total return consisting of current income
                                    Invista Capital Management, Inc.            and capital appreciation while assuming reasonable
                                    through a sub-advisory agreement            risks in furtherance of the investment objective.

Bond Division                       Bond Account;                               Seeks to provide as high a level of income as is
                                    Principal Management Corporation            consistent with preservation of capital and prudent
                                                                                investment risk.

Capital Value Division              Capital Value Account;                      Seeks to achieve primarily long-term capital
                                    Invista Capital Management, Inc.            appreciation and secondarily growth of investment
                                    through a sub-advisory agreement            income through the purchase primarily of common
                                                                                stocks, but the Account may invest in other
                                                                                securities.

Government Securities Division      Government Securities Account;              Seeks a high level of income, liquidity and safety
                                    Invista Capital Management, Inc.            of principal  through the purchase of  obligations
                                    through a sub-advisory agreement            issued or guaranteed by the United States Government
                                                                                or its agencies, with emphasis on Government
                                                                                National Mortgage Association Certificates ("GNMA
                                                                                Certificates").  Account  shares are not  guaranteed
                                                                                by the United States Government.

Growth Division                     Growth Account;                             Seeks growth of capital through the purchase
                                    Invista Capital Management, Inc.            primarily of common stocks, but the Account may
                                    through a sub-advisory agreement            invest in other securities.

                                               ACCOUNT IN WHICH
                                             DIVISION INVESTS AND                                ACCOUNT
             DIVISION                         INVESTMENT ADVISER                           INVESTMENT OBJECTIVE
International Division              International Account;                      Seeks long-term growth of capital by investing in a
                                    Invista Capital Management, Inc.            portfolio of equity securities of companies
                                    through a sub-advisory agreement            domiciled in any of the nations of the world.

International SmallCap Division     International SmallCap Account;             Seeks long-term growth of capital. The Account will
                                    Invista Capital Management, Inc.            attempt to achieve its objective by investing
                                    through a sub-advisory agreement            primarily in equity securities of non-United States
                                                                                companies with comparatively smaller market
                                                                                capitalizations.

MicroCap Division                   MicroCap Account;                           Seeks long-term growth of capital. The Account will
                                    Goldman  Sachs Asset  Management            attempt to achieve its objective by investing
                                    through a  sub-advisory agreement           primarily in value and growth oriented
                                                                                companies with small market capitalizations,
                                                                                generally less than $700 million.

MidCap Division                     MidCap Account;                             Seeks growth of capital through the purchase
                                    Invista Capital Management, Inc.            primarily of common stocks, but the Fund may
                                    through a sub-advisory agreement            invest in other securities.

MidCap Growth Division              MidCap Growth Account;                      Seeks long-term growth of capital. The Account will
                                    Dreyfus Corporation                         attempt  to  achieve   its   objective   by
                                    through a sub-advisory agreement            investing primarily in growth stocks of companies
                                                                                with market capitalization in the $1 billion to $10
                                                                                billion range.

Money Market Division               Money Market Account;                       Seeks as high a level of income available from
                                    Principal Management Corporation.           short-term securities as is considered consistent
                                                                                with preservation of principal and maintenance of
                                                                                liquidity by investing all of its assets in a
                                                                                portfolio of money market instruments.

Real Estate Division                Real Estate Account;                        Seeks to generate a high total return. The Account
                                    Principal Management Corporation.           will attempt to achieve its objective by investing
                                                                                primarily in equity securities of companies
                                                                                principally engaged in the real estate industry.

SmallCap Division                   SmallCap Account;                           Seeks long-term growth of capital. The Account will
                                    Invista Capital Management, Inc.            attempt to achieve its objective by investing
                                    through a sub-advisory agreement            primarily in equity securities of  growth and value
                                                                                oriented companies with comparatively small market
                                                                                capitalizations.

SmallCap Growth Division            SmallCap Growth Account;                    Seeks long-term growth of capital. The Account will
                                    Berger Associates, Inc.                     attempt to achieve its objective by investing
                                    through a sub-advisory agreement            primarily in equity securities of small growth
                                                                                companies with market capitalization of less than
                                                                                $1 billion.

SmallCap Value Division             SmallCap Value Account;                     Seeks long-term growth of capital. The Account will
                                    JP Morgan Asset Management, Inc.            attempt to achieve its objective by investing
                                    through a sub-advisory agreement            primarily in equity securities of small growth
                                                                                companies with value characteristics and market
                                                                                capitalizations of less than $1 billion.

Utilities Division                  Utilities Account;                          Seeks to provide  current  income and long-term
                                    Invista Capital Management, Inc.            growth of income and capital. The Account will
                                    through a sub-advisory agreement            attempt to achieve its objective by investing
                                                                                primarily in equity and fix-income securities of
                                                                                companies in the public utilities industry.

Fidelity Contrafund Division        Fidelity VIP II Contrafund Portfolio;       Seeks long-term capital appreciation.
                                    Fidelity Management and
                                    Research Company

Fidelity Equity-Income Division     Fidelity VIP Equity-Income Portfolio;       Seeks reasonable income by investing primarily in
                                    Fidelity Management and                     income-producing equity securities.
                                    Research Company

Fidelity High  Income  Division     Fidelity  VIP  High Income  Portfolio;      Seeks  a high  level of current income by investing
                                    Fidelity Management and                     primarily in high yielding, lower quality, fixed
                                    Research Company                            income securities, while also considering growth of
                                                                                capital.

Putnam Global Asset                 Putnam VT Global Asset                      Seeks a high level of long-term total return
Allocation Division                 Allocation Fund                             consistent with preservation of capital.

Putnam  Vista Division              Putnam VT Vista Fund                        Seeks capital appreciation.

Putnam  Voyager Division            Putnam VT Voyager Fund                      Seeks capital appreciation.


Principal Management Corportion (the "Manager") has executed agreements with various Sub-Advisors. Under those Sub-Advisory agreements, the Sub-Advisor agrees to assume the obligations of the Manager to provide investment advisory services for a specific Account. For these services, each Sub-Advisor is paid a fee by the Manager.

     Accounts:   Balanced,   Capital  Value,   Government  Securities,   Growth,
     International, International SmallCap, MidCap, SmallCap and Utilities


          Sub-Advisor: Invista Capital Management, Inc. Invista, an indirectly wholly-owned subsidiary of Principal Mutual Life Insurance Company and an affiliate of the Manager, was founded in 1985. It manages investments for institutional investors, including Principal Mutual Life Insurance Company. Assets under management as of December 31, 1997 were approximately $25.8 billion. Invista's address is 1800 Hub Tower, 699 Walnut, Des Moines, Iowa 50309.


     Accounts: Aggressive Growth and Asset Allocation


          Sub-Advisor: Morgan Stanley Asset Management Inc. MSAM, with principal offices at 1221 Avenue of the Americas, New York, NY 10020, provides a broad range of portfolio management services to customers in the U.S. and abroad. At December 31, 1997, MSAM managed investments totaling approximately $87.1 billion, including approximately $66.6 billion under active management and $20.5 billion as Named Fiduciary or Fiduciary Adviser.


     Account: MicroCap


          Sub-Advisor: Goldman Sachs Asset Management. Goldman Sach's address is 1 New York Plaza, 42nd Floor, New York, NY 10004, is a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"). Goldman Sachs provides a wide range of fully discretionary investment advisory services quantitatively driven and actively managed U.S. and international equity portfolios, U.S. and global fixed income portfolios, commodity and currency products, and money markets.


     Account: MidCap Growth


          Sub-Advisor: The Dreyfus Corporation, located at 200 Park Avenue, New York, New York 10166, was formed in 1947. The Dreyfus Corporation is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of September 30, 1997, The Dreyfus Corporation managed or administered approximately $93 billion in assets for approximately 1.7 million investor accounts nationwide.


     Account: SmallCap Growth

          Sub-Advisor: Berger Associates. Berger's address is 210 University Boulevard, Suite 900, Denver, CO 80206. It serves as investment advisor, sub-advisor, administrator or sub-administrator to mutual funds and institutional investors. Kansas City Southern Industries, Inc. ("KCSI") owns approximately 87% of Berger. KCSI is a publicly traded holding company with principal operations in rail transportation, through its subsidiary The Kansas City Southern Railway Company, and financial asset management businesses.

     Account: SmallCap Value


          Sub-Advisor: J.P. Morgan Asset Management. Morgan, with principal offices at 522 Fifth Avenue, New York, NY 10036 is a wholly-owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan") a bank holding company. J.P. Morgan, through Morgan and its other subsidiaries, offers a wide range of services to governmental, institutional, corporate and individual customers and acts as investment adviser to individual and institutional clients. As of December 31, 1997, J.P. Morgan and its subsidiaries had total combined assets under management of approximately $250 billion.


Policyowners make their own decisions on the allocations to and between the Divisions based upon their unique circumstances and perceptions of economic conditions. Additional information concerning these Accounts, including their investment policies and restrictions, investment management fees and expenses, is given in the prospectuses which accompany, and should be read in conjunction with, this Prospectus.

Underlying Account shares are purchased at net asset value, which reflects the deduction of investment management fees and certain other expenses. The management fees are charged by each underlying Account's investment adviser for managing the underlying Account and selecting its portfolio of securities. Other underlying Account expenses can include such items as interest expense on loans and contracts with transfer agents, custodians, and other companies that provide services to the underlying Account. The management fees and other expenses for each underlying Account for its most recently completed fiscal year, expressed as a percentage of the underlying Account's average assets, are as follows:

                                                                     Total
                                           Management     Other      Annual
           Account                            Fees      Expenses    Expenses
Aggressive Growth Account                     0.80%       0.05%       0.85%
Asset Allocation Account                      0.80        0.07        0.87
Balanced Account                              0.60        0.03        0.63
Bond Account                                  0.50        0.03        0.53
Capital Value Account                         0.48        0.01        0.49
Government Securities Account                 0.50        0.02        0.52
Growth Account                                0.50        0.02        0.52
International Account                         0.75        0.15        0.90
MidCap Account                                0.64        0.02        0.66
Money Market Account                          0.50        0.06        0.56
Fidelity VIP II Contrafund Portfolio          0.61        0.11        0.72
Fidelity VIP Equity-Income Portfolio          0.51        0.10        0.61
Fidelity VIP High-Income Portfolio            0.60        0.11        0.71

PURCHASING A POLICY

Purchase Procedures

To apply for a Policy, a completed application, including any required supplements, must be submitted to the Company through the agent or broker selling the Policy. If interim coverage is desired, a payment of at least the required minimum initial premium amount must be submitted with the completed application. The required minimum initial premium amount for any Policy (including a Policy issued on an application submitted without an accompanying payment) is equal to the minimum monthly premium shown on the Policy's current data pages. The Company generally will not issue policies to insure persons over age 85 for regularly underwritten Policies and age 70 for guaranteed issue, expanded nonmedical and batch underwriting Policies. Applicants for insurance must furnish satisfactory evidence of insurability. Acceptance is subject to the Company's insurance underwriting guidelines and suitability rules. The Company reserves the right to reject any application or related premium if in the view of the Company, the Company's insurance underwriting guidelines and suitability rules and procedures are not satisfied. The minimum face amount for a Policy at issue is $50,000 ($25,000 for guaranteed issue, batch underwriting and expanded nonmedical Policies). The Company reserves the right to revise its rules from time to time to specify either a higher or a lower minimum face amount.

If a payment in at least the required minimum initial premium amount is submitted with the completed application, then a conditional receipt is given to the applicant, reflecting receipt of the initial payment and outlining any interim conditional insurance coverage provided by the conditional receipt.

If the Company determines to issue a Policy then a Policy Date will be established. Policy Years and Anniversaries will be determined from the Policy Date regardless of when the Policy is delivered. The Company does not date Policies on the 29th, 30th, or 31st day of any month. Policies which otherwise would be dated on these days except for this rule will be dated on the 28th of the month. The Policy Date is shown on the Policy's current data pages. Upon specific Written Request of the applicant(s) in the case of Related Policies, subject to the Company's approval, issuance of Related Policies may be delayed to have a common Policy Date. The Written Request must accompany the applications. The common Policy Date will be established by the Company following the last underwriting decision on all applications.

Upon specific Written Request of the applicant in the application and subject to the Company's approval, a Policy may be issued with a backdated Policy Date. The Policy Date may not be more than three months prior to the date of the application or such shorter maximum backdating period as required by state law. Payment of the Minimum Required Premium is required for the period the Policy is backdated. Monthly Policy Charges are deducted from the Policy Value for the period the Policy is backdated.

Each Policy also has an Effective Date. The Policy Date and the Effective Date will be the same unless (i) a backdated Policy Date is requested, (ii) Policy applied for on a COD basis or the application was not accompanied by a payment in an amount equal to or greater than the minimum monthly premium, or (iii) additional premiums or application amendments are required. In such cases, the Effective Date will be the date on which the required premiums have been received at the Company's home office and any application amendments have been received, reviewed, and accepted in the Company's home office.

No insurance under a Policy will take effect until actual physical delivery to and acceptance of a Policy by the applicant. If the proposed insured dies before actual physical delivery to and acceptance of a Policy by the applicant, there will be no coverage under the Policy and coverage will be determined solely under the terms of the conditional receipt, if any, given to the applicant.

Payment Of Premiums

Premiums must be paid to the Company at its home office. There is no fixed schedule of premium payments on a Policy, either as to the amount or timing of the payments, although a minimum premium is required during the first twenty-four Policy months (the "Minimum Required Premium") (except where prohibited by state law). A policyowner may determine, within specified limits, the planned periodic premium schedule for the Policy. These limits will be set forth by the Company and will include a minimum initial premium payment. Planned periodic premium schedules may provide for annual, semiannual, quarterly or monthly payments. A "preauthorized withdrawal" allows the Company to deduct premiums, on a monthly basis, from the policyowner's checking or other financial institution account. The policyowner is not required to pay planned periodic premiums. Failure to make any premium payment will not result in termination of a Policy during the first twenty-four Policy months provided that any Minimum Required Premium is paid and no policy loan is taken. Likewise, payment of premiums in accordance with the planned periodic premium schedule does not guarantee that the Policy will stay in force twenty-four months or later following the Policy Date or any time after a policy loan is taken, if the Policy's Net Surrender Value is not at least equal to the Monthly Policy Charge on the current Monthly Date, unless the death benefit guarantee rider is in effect.

The Company will send premium reminder notices in accordance with planned periodic premium schedules to policyowners who are on annual, semi-annual or quarterly premium payment schedules. Premium payments may also be made by unscheduled premium payment made to the Company at its home office or by payroll deduction where allowed by law and approved by the Company.


During the twelve month period ended December 31, 1997, the Company received premium payments totaling $25,983,907.


Premium Limitations

In no event can the total of all premiums paid exceed the current maximum premium limitations required by the Internal Revenue Code in order to qualify a Policy as a life insurance contract. The premium limitations are imposed in order to assure favorable federal income tax treatment of the Policy and its death benefit. If at any time a premium is paid which would result in total premiums exceeding the current maximum premium limitation, the Company will only accept that portion of the premium which will make total premiums equal the maximum. Any part of the premium in excess of that amount will be returned and no further premiums will be accepted until allowed by the maximum premium limitations specified in the Internal Revenue Code. No premium payment may be less than $30. Premium payments less than the minimum amount will be returned to the policyowner.

It is possible a premium payment could increase a Policy's death benefit by more than it increases the Policy Value because of the manner in which the Policy's death benefit is calculated. In order to qualify a Policy as a life insurance contract under provisions of the Internal Revenue Code, the death benefit must be at least equal to an applicable percentage of the Policy Value. This percentage is 250% for insureds age 40 and under and grades down to 100% for insureds age 95. For example, a hypothetical Policy insuring the life of a 35-year old with a Policy Value of $20,000 must have a death benefit in at least the amount of $50,000 ($20,000 x 250%, the applicable percentage). Suppose a premium is paid that, after deduction of the Premium Expense Charge, increases this hypothetical Policy Value by $1,000. The Internal Revenue Code test requires that the death benefit for the hypothetical Policy be at least $52,500 ($21,000 x 250%). Hence, if the death benefit before the premium were $50,000, the $1,000 increase in Policy Value would produce a $2,500 increase in the death benefit of this hypothetical Policy. In such a situation where a premium payment increases a Policy's death benefit by more than it increases the Policy Value, the Company reserves the right to refund the premium payment. Evidence of insurability under the Company's current underwriting guidelines then in effect may be required before acceptance of any such premium.

Allocation Of Premiums

The initial Net Premium Payment and any additional premiums received at the home office of the Company prior to the Effective Date and during the first 20 days from the Effective Date are allocated to the Money Market Division of the Separate Account at the end of the Valuation Period during which such premiums are received. On the 21st day from the Effective Date, Policy Value held in the Money Market Division is automatically transferred to the Divisions of the Separate Account or to the Fixed Account, or both, in accordance with the policyowner's direction for allocation of premium payments. If the 21st day from the Effective Date is not a Business Day, then the transfer will occur on the first Business Day after the 21st day from the Effective Date.

Premium payments received after expiration of the initial 20-day period described above are allocated among the Divisions, the Fixed Account, or both in accordance with the directions in the application for the Policy. For each Division and the Fixed Account, the allocation percentage must be zero or a whole number not less than ten. The sum of the percentages for all the Divisions and the Fixed Account must equal 100. The policyowner may change the allocation of future premium payments among the Divisions and the Fixed Account without payment of any fee or penalty, at any time, by Written Request to the Company or by telephone as described below. Changes in allocation percentages will be effective at the end of the Valuation Period in which the Company receives the policyowner's request.

Policy "Free Look"

The policyowner has a limited right to return the Policy for cancellation and receive a refund in an amount equal to the premiums paid (For policies applied for in the state of California, the amount refunded is determined as set forth below). The request to cancel a Policy must be in writing. The Written Request and the Policy must be personally delivered or mailed (as determined by its postmark) to the home office of the Company or to the agent or broker who sold the Policy before the later of:

   o 10 days after the Policy is received by the policyowner, except - 30 days for policies applied for in California by policyowners age 60 or over - 15 days for policies applied for in Colorado - 20 days for policies applied for in Idaho or North Dakota

   o 10 days after a written notice is delivered or mailed (as determined by its postmark) to the policyowner which tells about the cancellation right; except - 30 days for policies applied for in California by policyowners age 60 or over - 15 days for policies applied for in Colorado - 20 days for policies applied for in Idaho or North Dakota

   o  45 days after the policyowner completes the application.

For Policies applied for in the state of California, the amount refunded is equal to (1) plus (2) plus (3) where:

     1. Is the Policy Value as of the date the Company receives the policyowner's Written Request for cancellation; and

     2.   Is the Premium Expense Charge(s) deducted from gross premiums; and

     3.   Is the Monthly Policy Charge(s) deducted from the Policy Value.

The refunded amount will ordinarily be disbursed by the Company to the policyowner within five Business Days after the Written Request for cancellation and the Policy are received in the Company's home office. (See "Postponement of Payments." )

VALUES AND POLICY FEATURES WHILE THE POLICY IS IN FORCE

Policy Values

A Policy has a Policy Value, a portion of which is available to the policyowner by taking a policy loan or upon total or partial surrender of the Policy. See "Policy Loans" and "Total and Partial Surrenders" below. The Policy Value may also affect the amount of the death benefit. See DEATH BENEFITS AND RIGHTS - "Death Benefit." This Policy Value at any time is equal to the sum of the Values in the Investment Accounts, the Fixed Account and the Loan Account. The following discussion relates only to the Investment Accounts. Policy loans are discussed under "Policy Loans" and the Fixed Account is discussed under "The Fixed Account." The portion of the Policy Value based on the Investment Accounts is not guaranteed and will vary each Business Day with the investment performance of the underlying Accounts.

It is possible that the investment performance would cause the loss of the entire amount allocated to the Investment Accounts. Absent additional payments, investment in the Fixed Account or a death benefit guarantee rider, this could result in no death benefit upon the insured's death.

An Investment Account is established under each Policy for each Division of the Separate Account to which Net Premiums or transfer amounts have been allocated. Each Investment Account under a Policy measures the interest of the Policy in the corresponding Division. The value of the Investment Account established for a particular Division is equal to the number of Units of that Division credited to the Policy times the value of those Units.

Units of a particular Division are credited to a Policy when Net Premiums are allocated to that Division or amounts are transferred to that Division. Units of a Division are cancelled when amounts are deducted, transferred or withdrawn from the Division. The number of Units credited or cancelled for a specific transaction is based on the dollar amount of the transaction divided by the value of the Unit at the end of the Business Day on which the transaction occurs. The number of Units credited with respect to a premium payment will be based on the applicable Unit values at the end of the Business Day on which the premium is received at the Company's home office.

Units are valued at the end of each Business Day. A Business Day is deemed to end at the time of the determination of the net asset value of the Account shares. When an order involving the crediting or cancelling of Units is received at the Company's home office after the end of a Business Day or on a day which is not a Business Day, the order will be processed on the basis of Unit values determined at the end of the next Business Day. Similarly, any determination of Policy Value, Investment Account value or death benefit to be made on a day which is not a Business Day will be made at the end of the next Business Day.

The value of a Unit of each Division was initially fixed at $10. For each subsequent Business Day the Unit value is determined by multiplying the Unit value for the preceding Business Day by the "net investment factor" for the particular Division for such subsequent Business Day. The net investment factor for a Division for any Business Day is equal to (a) divided by (b), where:

   (a) is the net asset value of the underlying Account or Mutual Fund shares held by that Division at the end of such Business Day before any policy transactions are made that day; and

   (b) is the net asset value of the underlying Account or Mutual Fund shares held by that Division at the end of the immediately preceding Business Day after all policy transactions have been made for that day.

The Company reserves the right to adjust the above formula for any taxes determined by it to be attributable to the operations of the Division.

Transfers

The policyowner may transfer amounts among the Investment Accounts and the Fixed Account on either an unscheduled or a scheduled basis.

   Transfers From an Investment Account

       Unscheduled Transfers. Transfers of amounts from one Investment Account to another or to the Fixed Account can be made by the policyowner. A transfer from an Investment Account to the Fixed Account may not be made if a transfer from the Fixed Account to an Investment Account has been made within the six month period prior to the date of the requested transfer or if immediately after the transfer to the Fixed Account the policyowner's Fixed Account Value exceeds $1 million. The amount to be transferred may be stated as a dollar amount or as a percentage of the value of the Investment Account from which the transfer is to be made. The amount transferred from each Investment Account must equal or exceed the lesser of $100 or 100% of the policyowner's interest in the Investment Account. Transfers may be completed by sending a Written Request to the Company at its home office, or by telephone as described below. (See "Service Available by Telephone.")

       All or part of the values in one or more Investment Accounts may be transferred at one time. Transfers from an Investment Account will be executed and values will be determined in connection with the transfers at the next computed Unit value after the Company receives the transfer request. There is a $25 charge for the transfer on unscheduled transfers after the twelfth such transfer during a Policy Year. For this purpose, all transfers between and among the Investment Accounts and the Fixed Account will be treated as one transfer, if all the transfer requests are made at the same time as part of one request. The Company also reserves the right to reject transfer instructions submitted for multiple contracts if the instructions are provided by a person other than the policyowner.

       Scheduled Transfers. The policyowner may elect to have automatic transfers completed on a periodic basis from any Investment Account. Scheduled transfers may be initiated from an Investment Account only if the value of the Investment Account equals or exceeds $2,500 when scheduled transfers begin. A policyowner may establish scheduled transfers by sending a Written Request to the Company at its home office or by telephone. (See "Service Available by Telephone.") Scheduled transfers will be completed on a monthly, quarterly, semiannual or annual basis on the date (other than the 29th, 30th or 31st) specified by the policyowner. The amount of the scheduled transfers (minimum of $100) will be the dollar amount or percentage of the value of the Investment Account as of the later of the Policy Date or most recent Anniversary Date, as specified by the policyowner. Scheduled transfers will continue until the Policy Value in the Investment Account from which such transfers are made is exhausted or until the policyowner notifies the Company to discontinue such transfers. The Company reserves the right to limit the number of Investment Accounts from which transfers will be made simultaneously, but in no event will such limitation be less than two Investment Accounts.

   Transfer From The Fixed Account

   Transfers from the Fixed Account have special limitations which are described below. A policyowner may not make both an unscheduled transfer and scheduled transfers from the Fixed Account during the same Policy Year.

       Unscheduled Transfer. An unscheduled transfer in an amount not to exceed 25% of the policyowner's Fixed Account value as of the later of the Policy Date or the last Anniversary, may be made each Policy Year during the 30-day period following the Policy Date or Anniversary. A transfer request must be made by the policyowner within such 30-day period. The minimum transfer amount is $100 (or, if less, the entire amount of the Fixed Account value).

       Scheduled Transfers. The policyowner may elect to have automatic transfers completed on a monthly basis from the Fixed Account to one or more Investment Accounts. Scheduled transfers are available from the Fixed Account only if the policyowner's Fixed Account value equals or exceeds $2,500 at the time scheduled transfers begin. (The Company reserves the right to change that amount but it will never exceed $10,000.) A policyowner may establish scheduled transfers by sending a Written Request to the Company at its home office or by telephone (See "Service Available by Telephone"). Scheduled transfers will be completed on a monthly basis on the date (other than the 29th, 30th or 31st) specified by the policyowner. The amount of the monthly transfers (minimum $50) will be the dollar amount specified by the policyowner or, if elected by the policyowner, a percentage of the Fixed Account Value as of the later of the Policy Date or the most recent Anniversary Date, or if requested by the policyowner, the date the Company receives the request. In no event shall the monthly amount be more than 2% of the Fixed Account value as of the applicable date, as specified by the policyowner. Scheduled monthly transfers will continue until the Fixed Account value is exhausted or until the policyowner notifies the Company to discontinue the scheduled transfers. The amount of these scheduled transfers can be changed by the policyowner once each Policy Year, by Written Request or by telephone. If the policyowner discontinues the scheduled transfers, these transfers may not begin again until six months after the date of the last scheduled transfer.

Automatic Portfolio Rebalancing

Automatic Portfolio Rebalancing (APR) allows you to maintain a specific percentage of your Policy Values in each account over time. You may elect APR at the time of application or after the Policy has been issued.

For example, a customer may elect APR and choose to rebalance so 50% of Policy Values are in the Capital Value Division and 50% are in the Money Market Division. At the end of the specified period, 60% of the values may be invested in the Capital Value Division, with the remaining 40% invested in the Money Market Division. By rebalancing, units from the Capital Value Division are redeemed and applied as purchase payments to the Money Market Division so 50% of the Policy Values are once again invested in each division.

APR is not available for values in the Fixed Account. You may elect APR only if you have not arranged for scheduled transfers from the same divisions.

APR transfers will not begin until the expiration of the "free look" period (see "Policy Free Look"). There will be no charge for APR transfers. These transfers will not be considered as unscheduled transfers in determining any transfer fee.

You may rebalance through APR quarterly, semi-annually, or annually based on a calendar year or Policy Year. In addition, you may rebalance on a one-time basis by completing a form and submitting it to the Company home office or by calling 1-800-247-9988 (if telephone privileges apply). The transfers will be made at the end of the next Valuation Period after the APR instruction is received by the Company.

Policy Loans

So long as a Policy remains in effect and the Policy has Net Surrender Value, a policyowner may borrow money from the Company using the Policy as the only security for the loan. The maximum amount that may be borrowed is 90% of the Net Surrender Value of the Policy as of the date a loan request is processed at the Company's home office. Policy loans, whether in writing, by telephone or other means, by any joint policyowner shall be binding on all joint policyowners.

The minimum amount of any policy loan is $500. Proceeds of policy loans ordinarily will be disbursed within five Business Days from the date of receipt of a Written Request at the Company's home office. (See "Postponement of Payments." )

When a policy loan is taken, a portion of the Policy Value equal to the amount of the loan is transferred from the Fixed Account and/or the Investment Accounts to the Loan Account in the proportion requested by the policyowner. If no request for allocation of the loaned amount is made by the policyowner, the loan amount will be withdrawn in the same proportion as the allocation used for the most recent Monthly Policy Charge. Any loan interest that is due and unpaid will be transferred in the same manner. The Loan Account will be credited interest from the date of transfer. During the first ten Policy Years, the Loan Account will earn interest at an annual rate of six percent. After the tenth Policy Anniversary, the Loan Account will earn interest at an annual rate of 7.75%. Loan repayments will be allocated among the Fixed Account and the Investment Accounts in the proportion currently designated by a policyowner for the allocation of premium payments. A Policy's Loan Account is part of the Company's General Account.

The Company charges interest on policy loans at an annual rate of 8.0%. Interest accrues daily and is due and payable at the end of the Policy Year. Any interest not paid when due is added to the loan principal and bears interest at the same rate. Adding unpaid interest to the loan principal will cause additional amounts to be withdrawn from the Fixed Account and/or Investment Accounts in the same manner as described above for loans. Amounts withdrawn for unpaid loan interest will be transferred to the Loan Account.

Unpaid policy loans and loan interest reduce the Policy's Net Surrender Value and may cause it to be less than the Monthly Policy Charges on a Monthly Date. If on any Monthly Date occurring after a policy loan is taken the Net Surrender Value is not sufficient to pay the Monthly Policy Charges, the 61-day grace period provision will apply. (See "Policy Termination.")

So long as a Policy remains in force, policy loans and loan interest may be repaid in whole or in part at any time during the insured's life. The minimum loan repayment amount is $30. If the policyowner does not designate a payment as a premium payment or if the Company cannot identify it as a premium payment, the Company will apply the payment received as a loan repayment if a loan is outstanding. Loan Account values equal to the loan repayment will be transferred to the Fixed Account and/or Investment Accounts in the proportion currently designated by a policyowner for the allocation of premium payments. Any policy loan, whether repaid or not, is likely to have a permanent effect on the Policy Value. If the policy loan had not been made, the Policy Value would have reflected the investment experience of the Investment Accounts and/or the interest credited to the Fixed Account. Any policy loans and loan interest are subtracted from life insurance proceeds payable at the insured's death, from surrender value upon total surrender or termination of a Policy when a grace period expires without sufficient premium payment, and from the Policy Value payable at maturity.

Total and Partial Surrenders

A Policy has a Surrender Value and a Net Surrender Value. The Surrender Value of a Policy is the Policy Value less the Surrender Charge. The Net Surrender Value of a Policy is its Surrender Value less any loans and loan interest. While the Policy is in effect, a policyowner may elect to surrender the Policy and receive its Net Surrender Value as of the date the Company receives the policyowner's Written Request at its home office. A Surrender Charge is imposed upon total surrender of a Policy which occurs at any time within the first ten years after the Policy Date. In addition, if total surrender of a Policy occurs at any time within the first ten years after the adjustment date of a face amount increase, a Surrender Charge attributable to the face amount increase will be imposed. (See "Surrender Charge.")

 After the second Policy Anniversary and so long as a Policy is in effect, a policyowner may request a partial surrender from the Net Surrender Value, but no more than two times per Policy Year. The minimum amount of a partial surrender is $500 and the maximum amount that may be surrendered in a Policy Year is 75% of the Net Surrender Value as of the date of the first partial surrender. A transaction charge of the lesser of $25 or two percent of the amount surrendered is imposed on each partial surrender, which is intended to cover the administrative costs of processing the partial surrender. No Surrender Charge is assessed upon a partial surrender. The Policy Value is reduced by the amount of the partial surrender plus the amount of the transaction charge. If the Option 1 death benefit is in effect at the time of a partial surrender, then the Policy face amount also is reduced by the amount of the partial surrender and the transaction charge.

A policyowner may designate the amount of the partial surrender and transaction charge to be withdrawn from the Fixed Account and/or each Investment Account. If no designation is made, the amount of the partial surrender and the transaction charge will be withdrawn in the same proportion as the allocation instruction in effect for the Monthly Policy Charge. The amount surrendered will be withdrawn from the Policy on a last in, first out basis.

Proceeds from partial or total surrender of a Policy will ordinarily be disbursed within five Business Days from the date of receipt of a Written Request at the Company's home office. (See "Postponement of Payments.")

DEATH BENEFITS AND RIGHTS

Death Proceeds

As long as a Policy remains in force, the Company will, upon proof of the insured's death and receipt of all additional claim requirements, pay the death proceeds under the Policy to the named beneficiary in accordance with the designated death benefit option. The death proceeds, determined as of the date of the insured's death, are: the death benefit described below, plus the proceeds from any benefit rider on the insured's life, less any unpaid loans and loan interest on the Policy, and less any overdue Monthly Policy Charges if the insured died during a grace period. All or part of the death proceeds may be paid in cash or applied under one or more of the benefit options available under the Policy. The Company pays interest on the death proceeds from the date of death until date of payment or until applied under a benefit option. Interest on death proceeds is credited at a rate the Company determines, but not less than required by state law.

Death Benefit

The Policy provides two death benefit options: Option 1 and Option 2. The policyowner designates the death benefit option in the application. Both Option 1 and Option 2 provide insurance protection combined with the opportunity for increasing Policy Value. Under Option 1, the amount of death benefit remains level (until the Policy Value exceeds certain limits). Under Option 2, the total death benefit increases as the Policy Value increases. Thus, Option 1 emphasizes the growth of Policy Value while Option 2 emphasizes the total available death benefit.

   Option 1

   The death benefit is the greater of the Policy's current face amount or the Policy Value on the date of death multiplied by the applicable percentage.

   Option 2

   The death benefit is the greater of the Policy's current face amount plus its Policy Value on the date of death or the Policy Value on that date multiplied by the applicable percentage.

Applicable Percentage

The Policy provides that the death benefit is at least equal to the amount of insurance proceeds required by the Internal Revenue Code to qualify the Policy as a life insurance contract. That death benefit amount is calculated by multiplying the Policy Value by an applicable percentage set forth in the Internal Revenue Code based on the insured's age. The applicable percentages are:

                        TABLE OF APPLICABLE PERCENTAGES*

                 (For ages not shown, the applicable percentages
               decrease by a pro rata portion for each full year.)
    Insured's Attained Age                      %

            40 and under                        250
                 45                             215
                 50                             185
                 55                             150
                 60                             130
                 65                             120
                 70                             115
            75 through 90                       105
                 95                             100

   * The Company has reserved the right, where allowed by law, to change or delete the applicable percentages as required by amendments to the Internal Revenue Code.

Illustration of Option 1. Assume that the insured's attained age at the time of death is between 20 and 40, that there are no unpaid policy loans or loan interest at the time of death, and that the face amount of the Policy is $50,000.

Under Option 1, because the death benefit will be equal to or greater than 250% of the Policy Value under this illustrative Policy, any time the Policy Value of the Policy exceeds $20,000, the death benefit will exceed the Policy's $50,000 face amount. Each additional dollar added to Policy Value above $20,000 will increase the death benefit by $2.50. Similarly, any time Policy Value exceeds $20,000, each dollar taken out of Policy Value will reduce the death benefit by $2.50. If, for example, the Policy Value is reduced from $24,000 to $20,000 because of charges or negative investment performance, the death benefit will be reduced from $60,000 to $50,000. If, however, at any time in this illustration 250% of the Policy Value is less than $50,000 and no partial surrenders have been made, the death benefit will equal $50,000. A partial surrender causes the face amount to decrease by the amount of the partial surrender and the transaction charge.

Illustration of Option 2. Assume that the insured's attained age at the time of death is between 20 and 40, that there are no policy loans or loan interest unpaid at the time of death, and that the face amount of the Policy is $50,000.

Under Option 2, a Policy with an Policy Value of $10,000 will have a death benefit of $60,000 ($50,000 + $10,000); a Policy Value of $30,000 will yield a death benefit of $80,000 ($50,000 + $30,000). The death benefit under this illustrative Policy, however, must be at least equal to 250% of Policy Value (Policy Value plus 150% of Policy Value). As a result, if the Policy Value of the Policy exceeds $33,334, the death benefit will be greater than the face amount plus Policy Value. Each additional dollar of Policy Value above $33,334 will increase the death benefit by $2.50. A contract on a 40-year old insured that has an Policy Value of $40,000 will provide a death benefit of $100,000 (250% x $40,000). Similarly, any time Policy Value exceeds $33,334, each dollar taken out of Policy Value reduces the death benefit by $2.50. If, for example, the Policy Value is reduced from $40,000 to $34,000 because of partial surrenders, charges, or negative investment performance, the death benefit will be reduced from $100,000 to $85,000. If, however, at any time in this illustration 250% of the Policy Value were less than $50,000 plus Policy Value, the death benefit would be $50,000 plus the Policy Value of the Policy.

The Company guarantees that, so long as the Policy remains in force, the death benefit under either death benefit option will never be less than the current face amount of the Policy. However, the death proceeds payable may be less than the death benefit in the event of policy loans, unpaid loan interest or overdue Monthly Policy Charges.

Change in Death Benefit Option

A policyowner may make a Written Request to change the death benefit option on or after the second Policy Anniversary. Only two changes in death benefit option are allowed per Policy Year. There are no charges or fees for changing the death benefit option. Any Written Request for change in death benefit option must be approved by the Company. The effective date of any change will be the Monthly Date that coincides with or next follows the day the request for change is approved by the Company. A change in death benefit option will affect future cost of insurance charges.

If the death benefit option is changed from Option 1 to Option 2, the new face amount will be the old face amount decreased by the Policy Value as determined on the effective date of the change. This change will not be allowed if it will result in a face amount less than the minimum face amount of $50,000. Changing from Option 1 to Option 2 may require evidence of insurability satisfactory to the Company that the insured is insurable for the new death benefit under its underwriting guidelines then in effect.

If the death benefit option is changed from Option 2 to Option 1, the new face amount will be the old face amount increased by the Policy Value as determined on the effective date of the change. Changing from Option 2 to Option 1 does not require evidence of insurability.

Adjustment Options

A policyowner may make a Written Request to increase the face amount of a Policy at any time, so long as the Policy is not in a grace period and the policyowner is not receiving benefits under a waiver rider. If the face amount of the Policy is increased during the first twenty-four policy months, the Minimum Required Premium will increase for the remainder of the twenty-four month period following the date of the face amount increase. A policyowner may make a Written Request to decrease the face amount at any time on or after the second Policy Anniversary so long as the Policy is not in a grace period and Monthly Policy Charges are not being waived under a rider. Any Written Request for adjustment of face amount must be approved by the Company and is subject to these additional conditions:

     1. Any request for an increase in face amount must be applied for by a supplemental application and an adjustment application, signed by the policyowner and the insured, and shall be subject to evidence of insurability satisfactory to the Company under its underwriting guidelines then in effect. The minimum increase in face amount is $50,000. The age of the insured must be 85 or less at the time of the request.

     2. A request for a decrease in face amount must be applied for by an adjustment application, signed by the Policyowner and the insured, and may not reduce the face amount of the Policy below $50,000.

     3. Any increase in face amount will be in a risk classification the Company determines.

     4. Any adjustment approved by the Company will become effective on the Monthly Date that coincides with or next follows the Company's approval of the request.

If a payment in an amount greater than or equal to the adjustment conditional receipt premium deposit is submitted with the adjustment application, then a conditional receipt is given to the policyowner reflecting receipt of the payment and outlining any interim insurance coverage provided by the conditional receipt. The adjustment conditional receipt premium deposit is that amount calculated by the Company and provided to the policyowner in connection with the policyowner's request for a face amount increase. Any payment submitted with a proposed face amount increase is held initially in the General Account without interest. If the Company approves the adjustment, then on the effective date of the adjustment the amount of the premium payment so held, less the Premium Expense Charge, is allocated among the Divisions and the Fixed Account in accordance with the policyowner's existing directions for allocation of premium payments. Net premiums paid after an increase in face amount also are allocated among the Divisions and the Fixed Account in accordance with the policyowner's exiting directions for allocation of premium payments.

There is no free look period with respect to any increase in face amount. Any increase in face amount will, however, carry its own exchange right, which will apply only to the increase in face amount, not the entire Policy. During the first 24 policy months following issuance of Policy data pages reflecting an increased face amount, but not while the Policy is in a grace period, the policyowner may exchange the increased face amount for any other form of fixed benefit individual life insurance policy (other than term insurance) currently made available by the Company for this purpose on the insured's life. On the date of exchange, a portion of the Policy Value attributable to the increase will be transferred to the fixed benefit policy. The portion of the Policy Value attributable to the increase in face amount is determined by use of the ratio of the face amount of the increase over the face amount of the Policy, determined at the adjustment date for the face amount increase.

Premium payments made under the Policy after exercise of this exchange right will be credited only to the Policy. A new policy will be issued upon exercise of the exchange right which will require payment of its own premiums. A portion of any unpaid policy loan and loan interest may be required to be repaid prior to the exchange or transferred to the new policy. In all other respects, this exchange right for face amount increases is the same as that available for the purchase of the Policy (See "Right to Exchange Policy." )

CHARGES AND DEDUCTIONS

The Company will make certain charges and deductions to support the operation of the Policy and the Separate Account. Some charges will be deducted from premium payments as received, some charges will be deducted from the Policy Value on a monthly basis, and other charges will be deducted from the Policy Value upon total surrender or termination of a Policy. In addition, there are fees for the administrative costs involved in processing certain transfers and all partial surrenders of Policy Value.

Premium Expense Charge


Upon receipt of each premium payment, the Company deducts a Premium Expense Charge. The Premium Expense Charge includes a charge of 2.20% for state and local taxes and a charge of 1.25% for federal taxes. The charges for state, local and federal taxes are not expected to exceed these taxes. The charge also includes a premium sales load of 2.75% for premium payments less than or equal to the Target Premium and .75% for premium payments in excess of Target Premium made during each of the first ten Policy Years and, with respect to premiums attributable to any face amount increase, made during each of the first ten years following the increase. Sales loads, including the sales load portion of the Surrender Charge more fully described below, are intended to compensate the Company for distribution expenses including registered representatives' commissions, the printing of prospectuses and sales literature, and advertising. The sales loads imposed in any Policy Year are not necessarily related to actual distribution expenses incurred in that year. Instead, the Company expects to incur the majority of distribution expenses in the early years of a Policy and to recover any deficiency over the life of a Policy. To the extent distribution expenses exceed sales loads (including the sales load portion of Surrender Charges, if any) in any year, the Company will pay them from its other assets or surplus in its general account, which includes amounts derived from mortality and expense risks charges and from mortality gains. For the twelve month period ended December 31, 1997, the Company collected $714,557 in premium expense charges and $896,445 in premium tax charges.


Monthly Policy Charge


On each Monthly Date, the Company will deduct from the Policy Value an amount to cover certain charges and expenses incurred in connection with the Policy. The Monthly Policy Charge deduction is made only from the Policy Value held in the Fixed Account and/or Investment Accounts. No deduction is made from a Loan Account. The Monthly Policy Charge will be allocated among the Investment Accounts and the Fixed Account in accordance with policyowner instruction on the application for the Policy. The policyowner's choice of allocation percentages may be: (1) the same as the allocation percentages for premiums, (2) on a Prorated Basis or (3) any other method of allocation agreed upon by the policyowner and the Company. For the Fixed Account or each Investment Account, the allocation percentage must be zero or a whole number not less than ten nor greater than 100. The allocation percentages chosen by the policyowner must total 100. Requests for changes in allocation percentages are effective on the next Monthly Date following approval by the Company. If following the policyowner's instruction would not be possible on any Monthly Date due to insufficient value in the Fixed Account and/or Investment Accounts, Monthly
Policy Charges will be deducted on a Prorated Basis. The deduction for the Monthly Policy Charge consists of a charge for the cost of insurance and a charge for any optional benefits added by rider, a monthly administration charge, and a mortality and expense risks charge. During the twelve month period ended December 31, 1997, administrative and cost of insurance charges totaled $1,616,662.


Cost of Insurance Charge

   The monthly cost of insurance charge is calculated as (1) multiplied by the result of (2) minus (3) where:

     (1)  is the cost of insurance rate as described below divided by 1,000;

     (2)  is the death benefit at the beginning of the policy month; and

     (3) is the Policy Value at the beginning of the policy month calculated as if the Monthly Policy Charges were zero.

The cost of insurance rate is based on the gender, issue age, duration since issue, smoking status and risk classification of the insured under the Policy. (For Policies issued in states which require unisex pricing or in connection with employment related insurance and benefit plans, the cost of insurance is not based on the gender of the insured.) The rate will be determined by the Company based upon its expectations as to mortality experience, but the rate will never exceed the rate shown in the Table of Monthly Guaranteed Cost of Insurance Rates set forth in the Policy. These guaranteed maximum rates are based on the 1980 Smoker and Nonsmoker Commissioners Standard Ordinary Mortality Tables. The table used will be male or female according to the gender of the insured (where allowed by law). Any change in current cost of insurance rates will apply to all individuals of the same age, gender and risk classification of the insured. However, different maximum cost of insurance rates may apply to any face amount increases under a Policy. The cost of insurance rate for a face amount increase is based on the insured's gender (where allowed by law), age at time of increase, duration since increase, smoking status and risk classification of the insured at the time of the increase.

Administration Charge

The current administration charge for a Policy during the first Policy Year is an amount equal to $.40 for each $1,000 of Policy face amount. The monthly charge is 1/12 x ($.40 for each $1,000 of face amount), but not less than $6.00 per month and not greater than $16.67 per month. After the first Policy Year, the monthly administration charge for a Policy is currently set at $6.00 per month. The monthly administration charge is guaranteed not to exceed an amount equal to the greater of 1/12 x ($.60 for each $1,000 of Policy face amount) or $10.00 per month, but no more than $25.00 per month during the first Policy Year and no more than $10.00 per month after the first Policy Year. The Policy also provides for a contingent deferred administration charge which is a part of the Surrender Charge imposed upon total surrender or termination of a Policy when a grace period expires without sufficient premium payment. (See "Surrender Charge.") The monthly administration charge and the deferred administration charge reimburse the Company for the recurring administrative expenses related to the Policy and the Separate Account. These expenses are expenses other than sales expenses and include, for example, the cost of processing applications, conducting medical examinations, determining insurability, establishing policy records, premium reminders and collection, recordkeeping, processing death benefit claims and policy changes, reporting, and overhead costs. The Company does not expect to recover from the administration charges any amount above its accumulated expenses associated with the Policies and the Separate Account.

Mortality and Expense Risks Charge


The Company deducts a monthly charge from the Policy Value for the mortality and expense risks it assumes under the Policies. This charge is made on each Monthly Date at an annual rate of .90% of the value of the policyowner's Investment Accounts. The charge is currently reduced to an annual rate of .27% after the ninth Policy Year. The Company reserves the right to increase the .27% charge, subject to the guaranteed maximum annual rate of .90%. If the Company increases the charge such increase will be applicable only to Policies issued on or after the date of the increase. The mortality risk assumed is that lives insured may live for a shorter period of time than the Company estimated. The expense risk assumed is that expenses incurred in issuing and administering the Policies will be greater than the Company estimated. The Company will realize a gain from this charge to the extent it is not needed to provide benefits and pay expenses under the Policies. During the twelve month period ended December 31, 1997, mortality and expense risk charges totaled $86,725.


Transaction Charge

A transaction charge of the lesser of $25 or 2% of the amount being surrendered is imposed on each partial surrender of Policy Value. A transaction charge of $25 is imposed on each unscheduled transfer of Policy Value among the Investment Accounts exceeding twelve per Policy Year. All transfers with the same effective date count as one transfer.

Surrender Charge

During the first ten Policy Years, the Company will assess a Surrender Charge upon total surrender of a Policy or termination of a Policy when a grace period expires without sufficient premium payment. In addition, the Company will assess a Surrender Charge upon surrender or termination of a Policy for insufficient premium payment which occurs during the first ten Policy Years after the adjustment date for a face amount increase. Thus, surrender of a Policy or termination of a Policy for insufficient value within the first ten Policy Years and within ten Policy Years after the adjustment date of a face amount increase will result in assessment of a composite Surrender Charge representing the charge imposed on the initial face amount and the charge imposed on the face amount increase. Surrender Charges do not decrease when the face amount of a Policy is decreased. No additional Surrender Charges apply when the death benefit under a Policy is changed from Option 2 to Option 1. All or a portion of the Surrender Charge will be partially or completely waived on Policies issued with an accounting benefit rider upon total surrender in early Policy Years. An accounting benefit rider is a rider issued to a corporate owner of a Policy designed to permit the corporation to include greater Policy Value amounts on its Statement of Net Assets in early Policy Years than would otherwise be possible.


The Surrender Charge is comprised of two parts: A contingent deferred sales charge and a contingent deferred administration charge. During the twelve month period ended December 31, 1997, the Company collected $21,590 in surrender charges.


Contingent Deferred Sales Charge

The contingent deferred sales charge is equal to 47.25% multiplied by the number of Target Premiums defined below:

                                Number of Target Premiums

   Insured's Age        All States
    on Issue or        Except Oregon
  Adjustment Date      and New York     New York       Oregon

       0-45                2.00           2.00          2.00
       46-50               2.00           1.90          2.00
       51-55               2.00           1.75          2.00
       56-60               2.00           1.65          2.00
       61-65               2.00           1.55          2.00
       66-70               1.50           1.50          1.45
       71-75               1.08           1.10          1.05
       76-80               0.80           0.80          0.80
       81-85               0.48           0.50          0.50

The contingent deferred sales charge portion of the Surrender Charge is assessed to recover sales expenses and is in addition to the 2.75% and .75% premium sales load which is deducted when premium payments are made.

Contingent Deferred Administration Charge

The contingent deferred administration charge is equal to $3 per $1,000 of Policy face amount, but no greater than $1,500 per Policy. The contingent deferred administration charge portion of the Surrender Charge is intended to reimburse the Company for administrative expenses associated with the Policy and the Separate Account and is in addition to the monthly administration charge for a Policy.

Surrender Charge Percentage

The Surrender Charge during any Policy Year is equal to the sum of the contingent deferred sales charge and the contingent deferred administration charge multiplied by the applicable surrender percentage as shown below.

 Policy Year of Surrender        Surrender Charge Percentage
             1-5                            100.00%
             6                               95.24%
             7                               85.71%
             8                               71.43%
             9                               52.38%
            10                               28.57%
            11+                               0.00%

The Surrender Charge applicable to a face amount increase will be determined by multiplying the increase in the face amount, in thousands, by the contingent deferred administration charge on the increase in face amount (subject to the $1,500 limit per Policy) and adding the premium attributable to the face amount increase (up to a maximum of two Target Premiums) multiplied by the contingent deferred sales charge (47.25%). The premium attributable to the increase in face amount is determined by use of the ratio of the face amount of the increase over the face amount of the Policy determined at the adjustment date for the face amount increase. The contingent deferred sales charge may be reduced for insureds based on age at the Issue or Adjustment Date as discussed above under the heading "Contingent Deferred Sales Charge." The sum of these amounts is then multiplied by the Surrender Charge percentage in the above table to determine the Surrender Charge.

Surrender Charges following a Policy's reinstatement commence at the rate in effect at the time of the Policy's termination.

Sales Charge Limitations

If a Policy is surrendered at any time during the first two years after issuance or after an increase in face amount, the Company will forego taking that part of the deferred sales charge with respect to "premiums" paid for the initial face amount or such increase, whichever is applicable, which would cause the total sales load (premium sales load portion of the Premium Expense Charge deducted from premium payments plus contingent deferred sales charge) to exceed the sum of (i) 30% of the premiums paid up to the lesser of one guideline annual premium or the maximum amount of premiums subject to the deferred sales charge plus (ii) 10% of the premiums paid in excess of one guideline annual premium, up to the lesser of two guideline annual premiums or the maximum amount of premiums subject to the deferred sales charge.

Other Charges


Shares of the Accounts are purchased by the corresponding Divisions at the shares' net asset values. The net asset value of Account shares reflects the investment management fees and corporate operating expenses already deducted from the assets of the Accounts. The current investment management fee and total operating expenses for each of the Accounts is provided under the heading
"Separate Account". These fees and expenses are fully described in the prospectuses for the Fund.


Special Provisions for Group or Sponsored Arrangements

Where permitted by state insurance laws, Policies may be purchased under group or sponsored arrangements, as well as on an individual basis. A "group arrangement" includes a program under which a trustee, employer or similar entity purchases Policies covering a group of individuals on a group basis. A "sponsored arrangement" includes a program under which an employer permits group solicitation of its employees or an association permits group solicitation of its members for the purchase of Policies on an individual basis.

The charges and deductions described above may be reduced for Policies issued in connection with group or sponsored arrangements. Such arrangements may include sales without premium sales loads and/or Surrender Charges to employees, officers, directors, agents, immediate family members of the foregoing, and employees of agents of the Company and its subsidiaries. The Company will reduce the above charges and deductions in accordance with its rules in effect as of the date an application for a Policy is approved. To qualify for such a reduction, a group or sponsored arrangement must satisfy certain criteria as to, for example, size of the group, expected number of participants and anticipated premium payments from the group. Generally, the sales contacts and effort, administrative costs and mortality cost per Policy vary based on such factors as the size of the group or sponsored arrangements, the purposes for which Policies are purchased and certain characteristics of its members. The amount of reduction and the criteria for qualification will reflect the reduced sales effort and administrative costs resulting from, and the different mortality experience expected as a result of, sales to qualifying groups and sponsored arrangements.

The Company may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification. Reductions in these charges will not be unfairly discriminatory against any person, including the affected policyowners and all other policyowners with policies funded by the Separate Account.

In addition, groups and persons purchasing under a sponsored arrangement may apply for flexible underwriting. If flexible underwriting is granted, the cost of insurance charge may increase as a result of higher anticipated mortality experience. Flexible underwriting programs currently available include batch underwriting, expanded nonmedical underwriting and guaranteed issue underwriting.

THE FIXED ACCOUNT

Policyowners may allocate Net Premiums and transfer amounts from the Separate Account to the Fixed Account, in which case such amounts are held in the General Account of the Company. Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933 and the General Account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the Fixed Account nor any interests therein are subject to the provisions of these Acts and, as a result, the staff of the Securities and Exchange Commission has not reviewed the disclosures in this prospectus relating to the Fixed Account. Disclosures regarding the Fixed Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This prospectus is generally intended to serve as a disclosure document only for the aspects of the Policy involving the Separate Account and contains only selected information regarding the Fixed Account. More information regarding the Fixed Account may be obtained from the Company's home office or from a sales representative.

The Company's obligations with respect to the Fixed Account are supported by the Company's General Account. Subject to applicable law, the Company has sole discretion over the investment of the assets in the General Account.

The Company guarantees that Net Premiums allocated to the Fixed Account will accrue interest daily at an effective annual interest rate of not less than 3% compounded annually. In its sole discretion, the Company may credit a higher rate of interest.

Charges under the Policy are the same as when the Separate Account is being used, except that the mortality and expense risks charge is not imposed on amounts of Policy Value in the Fixed Account. The value of the Fixed Account on any Business Day is the sum of the Net Premiums allocated to the Fixed Account, plus any transfers from the Separate Account, plus interest credited to the Fixed Account, less surrenders, Surrender Charges, Monthly Policy Charges or transaction fees allocated to the Fixed Account or transfers to the Separate Account.

POLICY TERMINATION AND REINSTATEMENT

Policy Termination

An initial minimum premium payment is required to commence coverage under a Policy. A minimum premium is required during the first twenty-four policy months (the "Minimum Required Premium"). A notice of impending termination of a Policy will be sent if during the 24 months following the Policy Date, the sum of the premiums paid is less than the Minimum Required Premium on a Monthly Date.

   The Minimum Required Premium on a Monthly Date is equal to (1) times (2) where:

   1.  Is the minimum monthly premium shown on the current data pages; and

   2. Is the number of completed months since the Policy Date.

Further, a notice of impending termination of a Policy will be sent if, 24 months after the Policy Date or later, or any time after a policy loan is taken, the Net Surrender Value of the Policy is not at least equal to the Monthly Policy Charge on the current Monthly Date and, if the Policy has a death benefit guarantee rider, the death benefit guarantee premium requirement has not been satisfied. Payment of a planned periodic premium does not ensure that the Policy will not enter a grace period 24 months or later following the Policy Date.

The grace period begins when a notice of impending termination is mailed to a policyowner. The notice will be sent to the last post office address of the policyowner known to the Company. It will show the minimum payment required to keep the Policy in force. The notice will also show the 61-day period during which the Company will accept the required payment.

If the grace period begins because the sum of the premiums paid is less than the Minimum Required Premium, the minimum payment is (1) minus (2) where:

     1. Is the Minimum Required Premium due on the second Monthly Date following the beginning of the grace period; and

     2.   Is the sum of the premiums paid since the Policy Date.

If the grace period ends before receipt by the Company of the minimum payment described above, the Company will pay to the policyowner any remaining value in the Policy which would be (1) minus (2) where:

     1. Is the Net Surrender Value on the Monthly Date on or immediately preceding the start of the grace period; and

     2.   Is the two Monthly Policy Charges applicable during the grace period.

If the grace period begins because the Net Surrender Value is less than the current Monthly Policy Charge, the minimum payment is equal to (1) plus (2) divided by (3) where:

   1. Is the amount by which the Surrender Charge exceeds the Accumulated Value on the Monthly Date on or immediately preceding the start of the grace period;

   2.  Is three Monthly Policy Charges; and

   3. Is 1 minus the maximum Premium Expense Charge.

If the grace period ends before we receive the minimum payment, the Company will keep any remaining value in the Policy.

This payment is intended to reimburse the Company for the Monthly Policy Charges during the 61-day grace period and provide sufficient Policy Value to pay the Monthly Policy Charge for the first Monthly Date following the grace period. There is no guarantee the amount requested at the beginning of the grace period will be sufficient to actually meet the Monthly Policy Charges as they are processed. Should the Policy's Net Surrender Value not at least equal the Monthly Policy Charges on any Monthly Date, a new 61-day grace period will commence.

The Policy will continue in force through a grace period; but, if the required payment is not received by the Company during the 61-day period, the Policy will terminate as of the Monthly Date on or immediately preceding the start of the grace period. If the insured dies during a grace period, the policy proceeds will be reduced by the amount of all Monthly Policy Charges due and unpaid at the insured's death, as well as by loans and unpaid loan interest.

A Policy will also terminate if the policyowner makes a total surrender of the Policy, the death proceeds under the Policy are paid or the maturity proceeds under the Policy are paid. When a Policy terminates for any reason, all policy privileges and rights of the policyowner under the Policy end.

Reinstatement

A policyowner may, however, reinstate a Policy which terminated as a result of failure to pay the Minimum Required Premium on a Monthly Date during the 24 months following the Policy Date, or as a result of insufficient value, subject to certain conditions. A Policy may be reinstated only prior to the Maturity Date and while the insured is alive. The application for reinstatement must be personally delivered or mailed to the Company at its home office within three years of a Policy's termination. (In some states, the Company is required by law to provide a longer period of time within which a Policy may be reinstated.)
Satisfactory proof of insurability based upon the Company's underwriting guidelines then in effect and payment of a reinstatement premium are required. The reinstatement premium must be at least the greater of ((1) plus (2) divided by (3)) or ((4) minus (5)) where:

     1. Is the amount by which the Surrender Charge exceeds the Accumulated Value on the Monthly Date on or immediately preceding the start of the grace period;

     2.   Is three Monthly Policy Charges;

     3.   Is (1) minus the maximum Premium Expense Charge;

     4. Is the Minimum Required Premium due on the second Monthly Date following the beginning of the grace period; and

     5.   Is the sum of the premiums paid since the Policy Date.

Payment of Monthly Policy Charges for the period of termination is not required. If a policy loan or loan interest was unpaid at the time of termination, the Company will require repayment or reinstatement of the loan and any loan interest before permitting reinstatement of the Policy. Loan interest will not be charged for the period the Policy was terminated. Reinstatement will be effective on the next Monthly Date following the Company's approval of the reinstatement application. The Policy Date will remain the original Policy Date and will not be changed at reinstatement, although Surrender Charges for total surrender following reinstatement will resume at the rate charged at the time of the Policy's termination, as adjusted for the payment of past due premiums, if any. Upon reinstatement of a Policy, all the rights and privileges of the owner are restored.

OTHER MATTERS

Voting Rights

The Company shall vote Account shares held in the Separate Account at regular and special meetings of shareholders of each Account, but will follow voting instructions received from persons having the voting interest in such Account shares.

The policyowner has the voting interest under a Policy. The policyowner shall have one vote for each $100 of Policy Value in the Divisions, with fractional votes allocated for amounts less than $100. The number of votes on which the policyowner has the right to instruct will be determined as of the date coincident with the date established by the Mutual Fund for determining shareholders eligible to vote at the meeting of the Account. Voting instructions will be solicited by written communications prior to such meetings in accordance with procedures established by the Fund. The Company will vote other Account shares held in the Separate Account, including those for which no instructions are received in the same proportion as it votes shares for which it has received instructions. All Account shares held in the general account of the Company will be voted in proportion to instructions that are received with respect to participating contracts.

If the Company determines pursuant to applicable law that Account shares held in the Separate Account need not be voted pursuant to instructions received from persons otherwise having the voting interest as provided above, then the Company may vote Account shares held in the Separate Account in its own right.

The Company may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that shares be voted so as to cause a change in subclassification or investment objective of the Account, or disapprove an investment advisory contract of the Fund or Account. In addition, the Company may disregard voting instructions in favor of changes initiated by a policyowner in the investment policy or the investment adviser of the Account or Mutual Fund if the Company reasonably disapproves of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities or the Company determines that the change would be inconsistent with the investment objectives of the Account or Fund would result in the purchase of securities for the Account which vary from the general quality and nature of investments and investment techniques utilized by other separate accounts created by the Company or any affiliates of the Company which have similar investment objectives. In the event that the Company does disregard voting instructions, a summary of that action and the reason for such actions will be included in the next semiannual report to policyowners.

Statement of Values

The Company will mail an annual statement to the policyowner after the end of each Policy Year until the Policy terminates. The statement will show:

    1. the current death benefit;
    2. the current Policy Value and Surrender Value;
    3. all premiums paid since the last statement;
    4. all charges since the last statement;
    5. any Policy loans and loan interest;
    6. any partial surrenders since the last statement;
    7. the number of Units and Unit value;
    8. the total value of each of the policyowner's Investment Accounts;
    9. any investment gain or loss since the last statement;
   10. the designated beneficiary or beneficiaries;
   11. all riders included with the Policy; and
   12. a detailed summary of activity which occurred during the Policy Year.

Any policyowner may request at any time a current statement of account values, transactions and activities by telephoning 1-800-247-9988.

The Company will also send to the policyowner the reports required by the Investment Company Act of 1940.

Service Available by Telephone

Unless telephone transaction services are declined on the supplemental application for a Policy, or at any subsequent time the policyowner notifies the Company in writing to remove telephone transaction services, certain transactions, including transfers permitted by the Policy, Policy loans (Policy loan proceeds will be mailed only to the policyowner's address of record), changes in the allocation of future premium payments and changes in allocation of the Monthly Policy Charge, may be made pursuant to telephone instructions. The telephone transactions may be exercised by telephoning 1-800-247-9988. Telephone transfer requests must be received by the close of the New York Stock Exchange on a day when the Company is open for business to be effective that day. Requests made after that time or on a day when the Company is not open for business will be effective the next Business Day. Although neither the Separate Account nor the Company is responsible for the authenticity of telephone transaction requests, the right is reserved to refuse to accept telephone requests when in the opinion of the Company it seems prudent to do so. The policyowner bears the risk of loss caused by fraudulent telephone instructions the Company reasonably believes to be genuine. The Company will employ reasonable procedures to assure telephone instructions are genuine and if such procedures are not followed, the Company may be liable for losses due to unauthorized or fraudulent transactions. Such procedures include recording all telephone instructions, requesting personal identification information such as the caller's name, daytime telephone number, social security number and/or birthdate and sending a written confirmation of the transaction to the policyowner's address of record. Policyowners may obtain additional information and assistance by telephoning the toll free number. Telephone instructions received from any joint policyowner will be binding on all joint policyowners. The Company may modify or terminate telephone transfer procedures at any time.

You may obtain policy information from our Direct Dial system between 7:00 a.m. and 9:00 p.m., Central Time, Monday through Saturday. Through this automated telephone system, you can obtain information about unit values and policy values, initiate certain changes to your policy, change your Personal Identification Number (PIN), or speak directly to a customer service representative. The telephone number is 1-800-247-9988. As with other telephone services, instructions received via our Direct Dial system will be binding on all policyowners.

GENERAL PROVISIONS

Addition, Deletion or Substitution of Investments

The Company reserves the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares held by any Division or which any Division may purchase. If shares of any Account or Mutual Fund should no longer be available for investment or if, in the judgment of the Company's management, further investment in shares of any mutual fund should become inappropriate in view of the purposes of the Policy, the Company may substitute shares of any other investment company for shares already purchased, or to be purchased in the near future under the Policies. No substitution of securities will take place without notice to policyowners and without prior approval of the Securities and Exchange Commission, to the extent required by the Investment Company Act of 1940.

The investment policy of the Separate Account will not be materially changed unless a statement of the change is filed with and not disapproved by the Insurance Commissioner of the State of Iowa and the Superintendent of Insurance of the State of New York, if required. Whether a change in investment policy is material will be determined in conjunction with the appropriate state insurance commissioner(s). The policyowner will be notified of any material investment policy change. If the Company eliminates or combines existing Divisions or transfers assets in one Division to another, the policyowner may then change allocation percentages and transfer any value in an affected Division to another Division without charge. In the alternative, the policyowner may exchange the Policy for a fixed-benefit, flexible premium life insurance policy offered by the Company for this purpose. The policyowner may exercise this exchange privilege until the later of 60 days after (i) the effective date of such change, or (ii) the receipt of a notice of the options available. The face amount of the new policy will be the death benefit of the Policy on the date of exchange.

Each Account is subject to certain investment restrictions which may not be changed without the approval of the majority of the outstanding voting securities. See the accompanying prospectuses for the Accounts.

Optional Insurance Benefits

Subject to certain requirements and approval by state insurance departments, one or more supplementary benefits may be added to a Policy, including those providing term insurance options, providing accidental death coverage, waiving Monthly Policy Charges or waiving of premium payments upon disability, accelerating benefits in the event of terminal illness, providing cost of living increases in benefits, providing a death benefit guarantee (also known as "no lapse guarantee"), providing extended coverage beyond the Maturity Date, and, in the case of business-owned Policies, permitting a change of the life insured, providing face amount increases that reflect salary increases, providing extra protection increases and providing enhanced policy values in the early years of a Policy. More detailed information concerning supplementary benefits may be obtained from an authorized agent of the Company. The cost, if any, of any optional insurance benefits will be deducted as part of the Monthly Policy Charge.

The death benefit guarantee (also known as "no lapse guarantee") rider provides that if the death benefit guarantee premium requirement is satisfied the Policy will not enter its grace period even if the Net Surrender Value is insufficient to cover the Monthly Policy Charges on a Monthly Date. This rider is automatically made a part of a Policy if the issue age of the insured is under age 65 and (where permitted by law) the planned periodic premium is equal to or greater than the death benefit guarantee premium. The rider terminates on the later of the Policy Anniversary following the insured's 65th birthday or five years after the effective date of the rider. The death benefit (no lapse) guarantee premium requirement is satisfied if the sum of all premiums paid less any partial surrenders and any Policy loans and unpaid loan interest equals or exceeds the sum of the monthly death benefit (no lapse) guarantee premiums applicable to the number of months the Policy has been in force, less one month. The death benefit (no lapse) guarantee premium is based on the issue age, gender (where permitted by law), death benefit option, and risk class of the insured. The monthly death benefit (no lapse) guarantee premium will be considered to be zero for any month that deductions are being paid by the waiver of monthly deductions rider. The death benefit (no lapse) guarantee premium may change if the Policy face amount is changed, the death benefit option is changed, or a rider is added or deleted. As a result of a change, an additional premium may be required on the date of the change in order to satisfy the new death benefit (no lapse) guarantee premium requirement. If on any Monthly Date the death benefit (no lapse) guarantee premium requirement is not met, the policyowner will be sent a notice of the premium required to maintain the guarantee. If the premium is not received at a Company's home office prior to the expiration of 61 days after the date the notice is mailed, the death benefit (no lapse) guarantee will no longer be in effect and the rider will terminate. If the rider terminates, it may not be reinstated. If this rider is in force, the death benefit (no lapse) guarantee premium requirement is satisfied and the insured is alive on the Policy Maturity Date, the Company will pay the policyowner the excess, if any, of the face amount over the maturity proceeds.

The death benefit (no lapse) guarantee rider as discussed on this page and on page 95 is not available in the Commonwealth of Massachusetts. Information concerning this and other supplementary benefits may be obtained from an authorized agent of the Company.

We will, however, subject to state availability, offer an Extended Maturity Rider to the policyowner six months prior to the Policy's maturity date. This rider will allow, under certain conditions, the contract to remain in force until the insured's death with a death benefit being paid rather than maturing the contract. The Extended Maturity Rider is not available in the Commonwealth of Massachusetts.

The Contract

The Policy, the application attached to it, any supplemental application, any adjustment applications, any amendments to the application and the current data pages make up the entire contract between the Company and the policyowner. Any statements made in the application or an adjustment application will be considered representations and not warranties. No statement, unless made in an application, will be used to void a Policy (or void an adjustment in case of an adjustment application) or to defend against a claim. A Policy may be modified by mutual agreement between the policyowner and the Company. Any alteration of the Policy must be in writing and signed by one of the Company's corporate officers. No one else, including the agent, may change the contract or waive any provisions.

Incontestability

The Company will not contest the insurance coverage provided under a Policy, except for any subsequent increase in face amount, after the Policy has been in force during the lifetime of the insured for a period of two years from the Policy Date. This provision does not apply to claims for total disability or to accidental death benefits which may be provided by a rider to a Policy. Any face amount increase made under the Adjustment Options has its own two-year contestable period which begins on the effective date of the adjustment.

Misstatements

If the age or gender of the insured has been misstated in an application, including a reinstatement application, the death benefit under the Policy will be that which would be purchased by the most recent mortality charge at the correct age and gender.

Suicide

A Policy does not cover the risk of suicide within two years from the Policy Date or two years from the date of any increase in face amount with respect to such increase, whether the insured is sane or insane. In the event of suicide within two years of the Policy Date, the only liability of the Company will be a refund of premiums paid, without interest, less any policy loans and loan interest and any partial surrenders. In the event of suicide within two years of an increase in face amount, the only liability of the Company in respect to that increase in face amount will be a refund of the cost of insurance for that increase.

Ownership

The owner of the Policy is as named in the application. The owner may exercise every right and enjoy every privilege provided by the Policy, subject to the rights of any irrevocable beneficiary. All privileges and rights of the owner under a Policy end when the owner surrenders the Policy for cash, the death proceeds of the Policy are paid, or the maturity proceeds of the Policy are paid. Also, if the grace period ends without receipt by the Company at its home office of the payment required to keep the Policy in force, the privileges and rights of the owner terminate as of the Monthly Date on or immediately preceding the start of the grace period. If the owner is not the insured and dies before the insured, the insured becomes the owner unless the owner has provided for a successor owner. The owner may be changed by filing a Written Request with the Company. The Company's approval is needed and no change is effective until the Company approves the Written Request for change of owner. Once approved, the change is effective as of the date the owner signed the Written Request. The Company reserves the right to require that the Policy be sent to the Company so that the change may be recorded.

Beneficiaries

The original beneficiaries and contingent beneficiaries are designated by the policyowner on the application. A primary and/or contingent beneficiary or beneficiaries may be changed by Written Request to the Company. The Company's approval is needed and no change is effective until the Company approves the Written Request for change of beneficiary. Once approved, the change is effective as of the date the owner signed the Written Request. If changed, the primary beneficiary or contingent beneficiary is as shown in the latest written change filed with the Company. One or more primary or contingent beneficiaries may be named in the application or a later change request.

Benefit Instructions

While the insured is alive, the owner may file instructions for the payment of death proceeds under one of the benefit options under the Policy. Such instructions, or a change of instructions, must be made by Written Request to the Company. If the owner changes the beneficiary, that change will revoke any prior benefit instructions.

Postponement of Payments

Payment of any amount upon total or partial surrender, policy loan, or proceeds payable at death or maturity and the right to transfer to or from an Investment Account may be postponed or suspended whenever: (1) the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission; (2) the Securities and Exchange Commission by order permits postponement for the protection of policyowners; or (3) the Securities and Exchange Commission requires that trading be restricted or declares an emergency, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the net asset value of the Mutual Funds.

Assignment

The Policy can be assigned as collateral for a loan. The Company must be notified in writing if the Policy has been assigned. Each assignment will be subject to any payments made or action taken by the Company prior to its notification of such assignment. The Company is not responsible for the validity of an assignment. An assignment as collateral does not change the owner but the rights of beneficiaries, whenever named, become subordinate to those of the assignee.

Policy Proceeds

Death proceeds under a Policy will ordinarily be paid within five Business Days after the Company receives due proof of death. Payments may be postponed in certain circumstances. (See "Postponement of Payments.") During the insured's lifetime, the policyowner may arrange for the death proceeds to be paid in a lump sum or under one or more of the settlement options described below. These choices are also available if the Policy is surrendered or matures.

When death proceeds are payable in a lump sum, the beneficiary may select one or more of the settlement options.

     The following options are available:

     Option A

     Special Benefit Arrangement - A specially designed benefit option may be arranged with the Company's approval.

     Option B

     Proceeds Left at Interest - The Company will hold the amount applied on deposit. Interest payments will be made annually, semiannually, quarterly or monthly, as elected.

     Option C

     Fixed Income - The Company will pay an income of a fixed amount or an income for a fixed period not exceeding 30 years.

     Option D

     Life Income - The Company will pay an income during a person's lifetime. A minimum guaranteed period may be used.

     Option E

     Joint and Survivor Life Income - The Company will pay an income during the lifetime of two persons, and continuing until the death of the survivor. This option includes a minimum guaranteed period of 10 years.

     Option F

     Joint and Two-Thirds Survivor Life Income - The Company will pay an income during the time two persons both remain alive, and two-thirds of the original amount during the remaining lifetime of the survivor.

Interest at a rate set by the Company, but never less than required by state law, will be applied to determine the payment under Option B, and any such interest in excess of the guaranteed minimum will be added to payments under Option C.

Participating Policy

The Policies share in any divisible surplus of the Company. The Company will determine each Policy's share of the surplus and will credit it as a dividend at the end of each Policy Year. The Company does not expect to pay any dividends under the Policy. Dividends, if any, will be paid in cash.

Right To Exchange Policy

During the first 24 policy months following issuance of a Policy, except during a grace period, the policyowner may exchange the Policy for any other form of fixed benefit individual life insurance policy (other than term insurance) currently made available by the Company for this purpose on the insured's life. At present, the Company makes several insurance policies available for exercise of this exchange right. Such request must be postmarked or delivered to the home office of the Company before the expiration of 24 months after the Effective Date. At the option of the policyowner, the new policy will provide either the same death benefit or the same amount at risk as the Policy did at the time of the exchange request. Premiums for the new policy will be based on the same gender, issue age, and risk classification of the insured under the Policy. An equitable adjustment in the new policy's payments and cash or Policy Values will be made to reflect variances, if any, in the payments and Policy Values under the Policy and the new policy. Minimum benefits of the new policy will be fixed and guaranteed and the new policy will not participate in the experience of the Separate Account. Policy values will be determined as of the date the Written Request for exchange is received at the Company's home office. Evidence of insurability will not be required for the exchange. No charge will be imposed on the exercise of this exchange privilege. Any policy loan and loan interest must be repaid prior to the exchange or transferred to the new policy. Any benefit riders included as a part of a Policy may be exchanged, without evidence of insurability, for similar benefit riders on the new policy if both these conditions are met:

     1. The policyowner, in the Written Request for exchange, indicates that the rider or riders should be a part of the new policy; and

     2. The similar benefit rider or riders were available for the new policy on the effective date of the benefit rider for the Policy based on the same issue age, gender and risk classification of the insured under the Policy.

The exchange will be effective upon proper receipt by the Company of the Written Request, any amount required as an adjustment and surrender of the Policy.

The policyowner may also exchange the Policy for a fixed-benefit, flexible premium policy in the event of a material change in investment policy of a Division (see "Addition, Deletion or Substitution of Investments.")

In addition, the policyowner has the right to exchange a face amount increase for a fixed-benefit, flexible premium policy at any time during the first 24 months following issuance of Policy data pages reflecting a face amount increase, but not while the Policy is in a grace period (see "Adjustment Options.")

Term Conversion Bonus Program

Owners of a One Year Term Policy, Renewable 7 Times (hereafter referred to as Convertible Bonus Term or CBT) issued by the Company may convert the CBT policy to the Policy described in this Prospectus subject to certain conditions. If those conditions are met and if the conversion occurs within policy years 3-5 of the CBT policy, the Company will reduce the total annual first year premium of the Policy by 20% of the lesser of the target premium or the planned periodic premium as shown on the Policy data pages. The Company accomplishes this premium reduction by paying into the Policy a single bonus payment equal to 20% of the lesser of target premium or planned periodic premium as shown on the Policy data pages. As a part of the conversion process, the Owner of the CBT policy must satisfy certain suitability requirements for the PrinFlex Policy.

The 20% bonus will be allocated among the divisions of the Separate Account or to the Fixed Account, or both, in the same ratio as the Net Premiums. The policyowner will not receive a cost basis in the Policy for the amount of the bonus. If the Owner exercises the right to return the Contract during the "free look" period, the amount returned is reduced by any conversion credit applied. See "Policy Free Look."

In making the decision as to whether to convert the CBT policy to a PrinFlex policy, the Owner should carefully review the CBT contract and this Prospectus as the charges and provisions of the contracts differ. Time elapsed under the CBT policy will not be credited to the Policy for calculation of any duration based charge or feature, including but not limited to: Surrender Charges;
Premium expense charges; monthly administration charges; minimum required premium; Mortality and Expense Risks charges; or net loan rates.

To initiate a conversion, the Company must receive: 1) a life conversion application; 2) a supplemental application; and 3) any required premiums. The conversion will become effective upon receipt of the completed items listed above and acceptance of the application. The transaction will be valued at the end of the Valuation Period in which the Company receives all the necessary documentation at its home office.

DISTRIBUTION OF THE POLICY

The Policy will be sold by individuals who, in addition to being licensed and appointed as life insurance agents or brokers for the Company, are also registered representatives of the principal underwriter of the Policies, Princor Financial Services Corporation, or of other broker-dealers which Princor
Financial  Services  Corporation  selects  and  the  Company  approves.  Princor
Financial Services Corporation is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. For Policies distributed by the principal underwriter commissions will range between 0% and 50% of premium received in the first year of a Policy (and between 0% and 50% of premium received in the first year following an adjustment date), up to a Target Premium determined by a rate per $1,000 of face amount which varies by the age and gender of the insured. In addition, commissions will include 0% to 3% of premium received in the first year of the Policy, above the Target Premium. For years two and later of a Policy, commissions will range from 0% to 2% of premiums received. A service fee of 0% to 2% is paid on all premiums received after the first Policy Year. In addition, a persistency renewal commission may be paid which ranges from 1.25% to 5.25% of premiums received in the first three Policy Years, depending upon the agent's or broker's total life insurance sales for the Company. Expense allowances may also be payable to agents and brokers based upon premiums received. Commission amounts for Policies distributed by broker-dealers other than the principal underwriter will vary.


For the twelve month period  ended  December 31, 1997,  the Company paid Princor
Financial   Services   Corporation    $4,955,109   to   compensate    registered
representatives of the principal underwriter.


The Company has entered into a distribution agreement with Princor Financial Services Corporation. Princor Financial Services Corporation is also the principal underwriter for various registered investment companies organized by the Company. Princor Financial Services Corporation is a wholly-owned subsidiary of Principal Holding Company. Principal Holding Company is a holding company and a wholly-owned subsidiary of the Company.


OFFICERS AND DIRECTORS OF PRINCIPAL MANAGEMENT CORPORATION

A complete list of the officers and directors of the investment adviser, Principal Management Corporation, is provided below. This list includes some of the same people (designated by an *), who are serving in the same capacities as officers and directors of the underwriter, Princor Financial Services Corporation. The principal business address for each officer and director is The Principal Financial Group, Des Moines, Iowa 50392.

*JOHN E. ASCHENBRENNER             Director
CRAIG R. BARNES                    Vice President
*CRAIG L. BASSETT                  Treasurer
*MICHAEL J. BEER                   Senior Vice President and
                                      Chief Operating Officer
*MARY L. BRICKER                   Assistant Corporate Secretary
*DAVID J. DRURY                    Director
*ARTHUR S. FILEAN                  Vice President
*PAUL N. GERMAIN                   Vice President -
                                      Mutual Fund Operations
*ERNEST H. GILLUM                  Assistant Vice President -
                                      Registered Products
*THOMAS J. GRAF                    Director
*J. BARRY GRISWELL                 Chairman of the Board
                                      and Director
*JOYCE N. HOFFMAN                  Vice President and Corporate
                                      Secretary
*STEPHAN L. JONES                  Director and President
*RONALD E. KELLER                  Director
*ELLEN Z. LAMALE                   Director
*GREGG R. NARBER                   Director
*RICHARD L. PREY                   Director
*LAYNE A. RASMUSSEN                Controller - Mutual Funds
*ELIZABETH R. RING                 Controller
*MICHAEL J. ROUGHTON               Counsel
*JEAN B. SCHUSTEK                  Product Compliance Officer -
                                      Registered Products
DEWAIN A. SPARRGROVE               Vice President

OFFICERS AND DIRECTORS OF PRINCIPAL MUTUAL LIFE INSURANCE COMPANY

Principal Mutual Life Insurance Company is managed by a Board of Directors which is elected by its policyowners. The directors and executive officers of the Company, their positions with the Company, including Board Committee memberships, and their principal occupation during the last five years, are as follows:

EXECUTIVE OFFICERS (OTHER THAN DIRECTORS):

JOHN EDWARD ASCHENBRENNER             Senior Vice President

DENNIS PAUL FRANCIS                   Senior Vice President

THOMAS JEFFERSON GAARD                Senior Vice President

MICHAEL HARRY GERSIE                  Senior Vice President

THOMAS JOHN GRAF                      Senior Vice President

RONALD EUGENE KELLER                  Executive Vice President

GREGG ROSS NARBER                     Senior Vice President and General Counsel

MARY AGNES O'KEEFE                    Senior Vice President

RICHARD LEO PREY                      Senior Vice President

CARL CHANSON WILLIAMS                 Senior Vice President
                                      and Chief Information Officer

DIRECTORS:

Name, Positions and Offices                    Principal Occupation During Last 5 Years
---------------------------------------------------------------------------------------
MARY VERMEER ANDRINGA                          President and Chief Operating Officer, Vermeer Manufacturing Company.
Director
Member, Nominating Committee

RUTH MARGARET DAVIS                            President and Chief Executive Officer, The Pymatuning Group, Inc.
Director
Member, Nominating Committee

DAVID JAMES DRURY                              Chairman and Chief Executive Officer, Principal Mutual Life Insurance Company since
Director                                       January 1995.  President and Chief  Executive  Officer from 1994 - 1995;  President
Chairman of the Board                          from 1993-1994; Executive Vice President from 1992 - 1993.
Chair, Executive Committee

CHARLES DANIEL GELATT, JR.                     President, NMT Corporation.
Director
Member, Executive Committee
Chair, Human Resources Committee

JOHN BARRY GRISWELL                            President, Principal Mutual Life Insurance Company since March 1998. Executive Vice
Director                                       President 1996 - 1998. Senior Vice President 1988 - 1996.

GERALD DAVID HURD                              Retired. Chairman and Chief Executive Officer, Principal Mutual Life Insurance
Director                                       Company 1989 - 1994.
Member, Executive and
Nominating Committees

THEODORE MURTAGH HUTCHISON                     Retired. Vice Chairman, Principal Mutual Life Insurance Company 1994 - 1997. Prior
Director                                       thereto, Executive Vice President.
Member, Audit Committee

CHARLES SAMUEL JOHNSON                         Chairman, President and Chief Executive Officer, Pioneer Hi-Bred International, Inc.
Director                                       since December 1996.  President and Chief Executive  Officer 1995 - 1996.  President
Member, Audit Committee                        and Chief Operating Officer 1995. Executive Vice President  1993 - 1995.

WILLIAM TURNBALL KERR                          Chairman, President & Chief Executive Officer, Meredith Corporation since January
Director                                       1998. President and Chief Executive Officer, 1997-1998.  President and Chief
Member, Executive Committee and                Operating Officer 1994 -1997. Prior thereto, Executive Vice President.
Chair, Nominating Committee

LEE LIU                                        Chairman and Chief Executive Officer, IES Industries, Inc., since November 1996.
Director                                       Prior thereto, Chairman, President and Chief Executive Officer.
Member, Executive and Human
Resources Committees

VICTOR HENDRIK LOEWENSTEIN                     Managing Partner, Egon Zehnder International
Director
Member, Audit Committee

RONALD DALE PEARSON                            Chairman, President and Chief Executive Officer, Hy-Vee, Inc.
Director
Member, Human Resources Committee

JOHN ROY PRICE                                 Managing  Director,  The Chase Manhattan  Corporation  since April 1996.  Prior
Director                                       thereto, Managing Director, Chemical Banking Corporation.
Member, Nominating Committee

DONALD MITCHELL STEWART                        President, The College Board.
Director
Member, Human Resources Committee

ELIZABETH EDITH TALLETT                        President & CEO of  Dioscor, Inc. & Serex, Inc. since 1996. President  and  Chief
Director                                       Executive Officer, Transcell Technologies, Inc. 1992 - 1996.
Chair, Audit Committee

DEAN DICKSON THORNTON                          Retired since 1993. Prior thereto President, Boeing Commercial Airplane Group.
Director
Member, Audit Committee

FRED WILLIAM WEITZ                             President, Chairman of the Board and Chief Executive Officer, Essex Meadows, Inc.
Director                                       since 1995. Prior thereto, President, Chairman of the Board, and Chief Executive
Member, Human Resources Committee              Officer, The Weitz Corporation and its subsidiaries.

STATE REGULATION OF PRINCIPAL MUTUAL LIFE INSURANCE COMPANY

The Company is organized under the laws of the State of Iowa and is subject to regulation by the Commissioner of Insurance of Iowa. An annual statement is filed with the Iowa Division of Insurance on or before March 1 of each year covering the operations and reporting on the financial condition of the Company as of December 31 of the preceding year. Periodically, the Commissioner examines the assets and liabilities of the Company and the Separate Account and verifies their adequacy. A full examination of the Company's operations is conducted by the National Association of Insurance Commissioners at least every five years.

FEDERAL TAX MATTERS

The discussion contained herein is general in nature, is not an exhaustive discussion of all tax questions that might arise under the policies, and is not intended as tax advice. No attempt is made to consider any applicable state or other tax laws and no representation is made as to the likelihood of continuation of current federal income tax laws and treasury regulations or of current interpretations of the Internal Revenue Service.

While the Company reserves the right to make changes in the Policy to assure that it continues to qualify as life insurance for tax purposes, the Company cannot make any guarantee regarding the future tax treatment of any Policy. For complete information on the impact of changes with respect to the Policy and federal and state considerations, a qualified tax advisor should be consulted.

The ultimate effect of federal income taxes on values under the Policy and on the economic benefit to the policyowner or beneficiary depends upon the Company's tax status, upon the terms of the Policy and upon the tax status of the individual concerned.

Tax Status of the Company and the Separate Account

The Company is taxed as an insurance Company under Subchapter L of the Internal Revenue Code of 1986 (the "Code"). The Separate Account is not a separate taxable entity and its operations are taken into account by the Company in determining its income tax liability. All investment income and realized net capital gains on the assets of the separate account are reinvested and taken into account in determining Policy Values and are automatically applied to increase the book reserves associated with the Policies. Under existing federal income tax law, neither the investment income nor any net capital gains of the Separate Account, are taxed to the Company to the extent those items are applied to increase reserves associated with the Policies.

Charges for Taxes

The Company imposes a federal tax charge equal to 1.25% of premiums received under the Policy to compensate for the federal income tax liability it incurs under Section 848 of the Code by reason of its receipt of premiums under the Policy. The Company believes that this charge is reasonable in relation to the increased tax burden it incurs as a result of Section 848. No other charge is currently made to the Separate Account for federal income taxes of the Company that may be attributable to the Separate Account. Periodically, the Company reviews the appropriateness of charges to the Separate Account for the Company's federal income taxes, and in the future, a charge may be made for federal income taxes incurred by the Company that are attributable to the Separate Account. In addition, depending on the method of calculating interest on Policy Values allocated to the Fixed Account, a charge may also be imposed for the Policy's share of the Company's federal income taxes attributable to the Fixed Account.

Under current laws, the Company may incur state or local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, the Company reserves the right to charge the Separate Account for the portion of such taxes, if any, attributable to the Separate Account.

Diversification Standards

In addition to other requirements imposed by the Code, a Policy will qualify as life insurance under the Code only if the diversification requirements of Code
Section 817(h) are satisfied by each Separate Account in which any of the Policy Values are held. To assure that each Policy continues to qualify as life insurance for federal income tax purposes, the Company intends to comply with Code Section 817(h) and the regulations thereunder.

Life Insurance Status of Policy

The Company believes that the Policy meets the statutory definition of life insurance under Code Section 7702 and that the policyowner and beneficiary of any Policy will receive the same federal income tax treatment as that accorded to owners and beneficiaries of fixed benefit life insurance policies. Specifically, the death benefit under the Policy will be excludable from the gross income of the beneficiary subject to the terms and conditions of Section 101(a)(1) of the Code. (Death benefits under a "modified endowment contract" as discussed below are treated in the same manner as death benefits under life insurance contracts that are not so classified.)

In addition, unless the Policy is a "modified endowment contract," in which case the receipt of any loan under the Policy may result in recognition of income to the policyowner, the policyowner will not be deemed to be in constructive receipt of the Policy Values, including increments thereon, under the Policy until proceeds of the Policy are received upon a total or partial surrender of the Policy.

Modified Endowment Contract Status

A Policy will be a modified endowment contract if it satisfies the definition of life insurance set out in the Internal Revenue Code, but it either fails the additional "7-pay test" set forth in Code Section 7702A or was received in exchange for a modified endowment contract. A Policy will fail the 7-pay test if the accumulated amount paid under the contract at any time during the first seven contract years exceeds the total premiums that would have been payable under a Policy providing for guaranteed benefits upon the payment of seven level annual premiums. A Policy received in exchange for a modified endowment contract will be taxed as a modified endowment contract even if it would otherwise satisfy the 7-pay test.

While the 7-pay test is generally applied as of the time the Policy is issued, certain changes in the contractual terms of a Policy will require a Policy to be retested to determine whether the change has caused the Policy to become a modified endowment contract. For example, a reduction in death benefits during the first seven contract years will cause the Policy to be retested as if it had originally been issued with the reduced death benefit.

In addition, if a "material change" occurs at any time while the Policy is in force, a new 7-pay test period will start and the Policy will need to be retested to determine whether it continues to meet the 7-pay test. The term "material change" generally includes increases in death benefits, but does not include an increase in death benefits which is attributable to the payment of premiums necessary to fund the lowest level of death benefits payable during the first seven contract years, or which is attributable to the crediting of interest with respect to such premiums.

Because the Policy provides for flexible premium payments, the Company has instituted procedures to monitor whether increases in death benefits or additional premium payments cause either the start of a new seven-year test period or the taxation of distributions and loans. All additional premium payments will be considered in these determinations.

If a Policy fails the 7-pay test, all distributions (including loans) occurring in the year of failure and thereafter will be subject to the rules for modified endowment contracts. A recapture provision also applies to loans and distributions that are received in anticipation of failing the 7-pay test. Under the Code, any distribution or loan made within two years prior to the date that a Policy fails the 7-pay test is considered to have been made in anticipation of the failure.

Policy Surrenders and Partial Surrenders

Upon a total surrender of a Policy, the policyowner will recognize ordinary income for federal tax purposes to the extent that the Net Surrender Value exceeds the investment in the Policy (the total of all premiums paid but not previously recovered plus any other consideration paid for the Policy). The tax consequences of a partial surrender from a Policy will depend upon whether the partial surrender results in a reduction of future benefits under the Policy and whether the Policy is a modified endowment contract.

If the Policy is not a modified endowment contract, the general rule is that a partial surrender from a Policy is taxable only to the extent that it exceeds the total investment in the contract. An exception to this general rule applies, however, if a reduction of future benefits occurs during the first 15 years after a Policy is issued and there is a cash distribution associated with that reduction. In such a case, the Code prescribes a formula under which the policyowner may be taxed on all or a part of the amount distributed. After 15 years, cash distributions from a Policy that is not a modified endowment contract will not be subject to federal income tax, except to the extent they exceed the total investment in the contract. The Company suggests that a policyowner consult with a tax advisor in advance of a proposed decrease in face amount or a partial surrender. In addition, any amounts distributed under a "modified endowment contract" (including proceeds of any loan) are taxable to the extent of any accumulated income in the Policy. In general, the amount which may be subject to tax is the excess of the Policy Value (both loaned and unloaned) over the previously unrecovered premiums paid.

Under certain circumstances, a distribution under a modified endowment contract (including a loan) may be taxable even though it exceeds the amount of accumulated income in the Policy. This can occur because for purposes of determining the amount of income received upon a distribution (or loan) from a modified endowment contract, the Code requires the aggregation of all modified endowment contracts issued to the same policyowner by an insurer and its affiliates within the same calendar year. Therefore, loans and distributions from any one such Policy are taxable to the extent of the income accumulated in all the modified endowment contracts required to be so aggregated.

If any amount is taxable as a distribution of income under a modified endowment contract (as a result of a total surrender, a partial surrender or a loan), it may also be subject to a 10% penalty tax under Code Section 72(v). Limited exceptions from the additional penalty tax are available for certain distributions to individual policyowners. The penalty tax will not apply to distributions: (i) that are made on or after the date the taxpayer attains age 59 1/2; or (ii) that are attributable to the taxpayer's becoming disabled; or
(iii) that are part of a series of substantial equal periodic payments (made not less frequently than annually) made for the life or life expectancy of the taxpayer.

Policy Loans and Interest Deductions

The Company also believes that under current law any loan received under the Policy will be treated as a Policy debt of a policyowner and that, unless the Policy is a modified endowment contract, no part of any loan under a Policy will constitute income to the policyowner. If the Policy is a modified endowment contract (see discussion above) loans will be fully taxable to the extent of the income in the Policy (and in any other contracts with which it must be aggregated) and could be subject to the additional 10 percent tax.

Code Section 264 imposes stringent limitations on the deduction of interest paid or accrued on loans in connection with a Policy. In addition, under the "personal" interest limitation provisions of Code Section 163, no deduction is allowed for interest on any policy loan if the proceeds are used for personal purposes, even if the Policy and loan otherwise meet the requirements of Code
Section 264. The limitations on deductibility of personal interest may not apply to disallow all or part of the interest expense as a deduction if the loan proceeds are used for "trade or business" or "investment" purposes. The Company suggests consultation with a tax advisor for further guidance.

Corporate Alternative Minimum Tax

Ownership of a Policy by a corporation may affect the policyowner's exposure to the corporate alternative maximum tax. In determining whether it is subject to alternative minimum tax a corporate policyowner must make two computations. First, the corporation must take into account a portion of the current year's increase in the built-in gain in its corporate-owned policies. Second, the corporation must take into account a portion of the amount by which the death benefits received under any Policy exceed the sum of (i) the premiums paid on that Policy in the year of death, and (ii) the corporation's basis in the Policy (as measured for alternative minimum tax purposes) as of the end of the corporation's tax year immediately preceding the year of death.

Exchange or Assignments of Policies

A change of the policyowner or the insured or an exchange or assignment of a Policy may have significant tax consequences depending on the circumstances. For example, an assignment or exchange of a Policy may result in taxable income to the transferring policyowner. Further, Code Section 101(a) provides, subject to certain exceptions, that where a Policy has been transferred for value, only the portion of the death benefit which is equal to the total consideration paid for the Policy may be excluded from gross income. For complete information with respect to Policy assignments and exchanges, a qualified tax advisor should be consulted.

Withholding

Under Section 3405 of the Code, withholding is generally required with respect to certain taxable distributions under insurance contracts. In the case of periodic payments (payments made as an annuity or on a similar basis), the withholding is at graduated rates (as though the payments were employee wages). With respect to non-periodic distributions, the withholding is at a flat rate of 10%. A policyowner can elect to have either non-periodic or periodic payments made without withholding except where the policyowner's tax identification number has not been furnished to the Company or the Internal Revenue Service has notified the Company that the tax identification number furnished by the policyowner is incorrect.

Taxation of Accelerated Death Benefits

The Company provides accelerated death benefits based upon a lien method. It is unclear whether benefits paid under this rider are taxable. For information regarding taxation of accelerated death benefits, a qualified tax advisor should be consulted.

Other Tax Issues

Federal  estate  and  state  and  local  estate,  inheritance,   and  other  tax
consequences   of  ownership  or  receipt  of  Policy  proceeds  depend  on  the circumstances of each policyowner or beneficiary.

EMPLOYEE BENEFIT PLANS

Employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of a Policy in connection with an employment-related insurance or benefit plan. The United States Supreme Court held, in the 1983 decision of Arizona Governing Committee v. Norris, that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of gender. Policies are available for use in connection with such employment-related insurance and benefit plans which do not vary in any respect between male and female insureds of a particular age and underwriting classification.

LEGAL PROCEEDINGS

There are no legal proceedings to which the Separate Account is a party or to which the assets of any of the Divisions thereof are subject. The Company is not involved in any litigation that is of material importance in relation to its total assets or that relate to the Separate Account.

LEGAL OPINION

Legal matters applicable to the issue and sale of the Policies, including the right of the Company to issue Policies under Iowa insurance law, have been passed upon by Gregg R. Narber, Senior Vice President and General Counsel of the Company.

INDEPENDENT AUDITORS

The financial statements of Principal Mutual Life Insurance Company Variable Life Separate Account and the consolidated financial statements of The Principal Financial Group(R) (comprised of Principal Mutual Life Insurance Company and its subsidiaries) which are included in this registration statement have been audited by Ernst & Young LLP, independent auditors, for the periods indicated in their reports thereon which appear elsewhere in the registration statement.

REGISTRATION STATEMENT

A registration statement has been filed with the Commission under the Securities Act of 1933, as amended, with respect to the Policies offered hereby. This Prospectus does not contain all the information set forth in the registration statement and the amendments and exhibits to the registration statement to all of which reference is made for further information concerning the Separate Account, the Company and the Policy offered hereby. Statements contained in this Prospectus as to the contents of the Policy and other legal instruments are summaries. For a complete statement of the terms thereof, reference is made to such instruments as filed.

FINANCIAL STATEMENTS

The financial statements of the Company which are included in this Prospectus should be considered only as bearing on the ability of the Company to meet its obligations under the Policy. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.





                         Report of Independent Auditors






Board of Directors and Participants
Principal Mutual Life Insurance Company


We have audited the accompanying statement of net assets of Principal Mutual Life Insurance Company Variable Life Separate Account (comprising, respectively, the Balanced, Bond, Capital Accumulation [formerly Common Stock], Emerging
Growth, High Yield and Money Market Divisions and, beginning in 1997, the Aggressive Growth, Asset Allocation, Fidelity Contrafund, Fidelity Equity Income, Fidelity High Income, Government Securities, Growth and World Divisions) as of December 31, 1997, and the related statements of operations and changes in net assets for each of the three years in the period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Principal Mutual Life Insurance Company Variable Life Separate Account at December 31, 1997, and the results of its operations and the changes in its net assets for each of the three years in the period then ended, in conformity with generally accepted accounting principles.

/s/ Ernst & Young LLP

Des Moines, Iowa
February 6, 1998

                     Principal Mutual Life Insurance Company
                         Variable Life Separate Account

                             Statement of Net Assets

                                December 31, 1997

       Assets
       Investments:
          Aggressive Growth Division:
            Principal Aggressive Growth Fund, Inc. - 240,359 shares at net asset value of
              $16.29 per share (cost - $3,970,708)                                                 $  3,915,455
          Asset Allocation Division:
            Principal Asset Allocation Fund, Inc. - 47,050 shares at net asset value of
              $11.94 per share (cost - $585,657)                                                        561,781
          Balanced Division:
            Principal Balanced Fund, Inc. - 367,958 shares at net asset value
              of $15.51 per share (cost - $5,287,634)                                                 5,707,028
          Bond Division:
            Principal Bond Fund, Inc. - 192,771 shares at net asset value of $11.78 per
              share (cost - $2,224,667)                                                               2,270,847
          Capital Accumulation Division:
            Principal Capital Accumulation Fund, Inc. - 341,605 shares at net asset value of
              $34.61 per share (cost - $10,361,384)                                                  11,822,941
          Emerging Growth Division:
            Principal Emerging Growth Fund, Inc. - 541,771 shares at net asset value of
              $35.47 per share (cost - $15,188,481)                                                  19,216,629
          Fidelity Contrafund Division:
            Fidelity Variable Insurance Products Fund II: Contrafund
              Portfolio. - 104,790 shares at net asset value of $19.94 per share
              (cost - $1,974,469)                                                                     2,089,509
          Fidelity Equity Income Division:
            Fidelity Variable Insurance Products Fund: Equity Income Portfolio - 41,940
              shares at net asset value of $24.28 per share (cost - $945,776)                         1,018,314
          Fidelity High Income Division:
            Fidelity Variable Insurance Products Fund: High Income Portfolio - 24,264 shares
              at net asset value of $13.58 per share (cost - $308,579)                                  329,510
          Government Securities Division:
            Principal Government Securities Fund, Inc. - 9,722 shares at net asset value of
              $10.72 per share (cost - $107,383)                                                        104,221
          Growth Division:
            Principal Growth Fund, Inc. - 53,546 shares at net asset value of $17.21 per
              share (cost - $890,537)                                                                   921,533
          High Yield Division:
            Principal High Yield Fund, Inc. - 235,077 shares at net asset value of $8.90 per
              share (cost - $2,113,910)                                                               2,092,182
          Money Market Division:
            Principal Money Market Fund, Inc. - 4,328,456 shares at net asset value (cost)
              of $1.00 per share                                                                      4,328,456
          World Division:
            Principal World Fund, Inc. - 195,415 shares at net asset value of $13.90 per
              share (cost - $2,881,930)                                                               2,716,270
                                                                                               ----------------
       Net assets                                                                                   $57,094,676
                                                                                               ================

                     Principal Mutual Life Insurance Company
                         Variable Life Separate Account

                       Statement of Net Assets (continued)




                                                                                    Unit
                                                                       Units       Value
                                                                    -------------------------
                                                                    -------------------------
        Net assets are represented by:
           Aggressive Growth Division - PrinFlex Life                  316,073     $12.39        $  3,915,455

           Asset Allocation Division - PrinFlex Life                    48,811      11.51             561,781

           Balanced Division:
             Flex Variable Life                                        162,831      26.70           4,347,323
             PrinFlex Life                                             117,668      11.56           1,359,705
                                                                                             ----------------
                                                                                                    5,707,028
           Bond Division:
             Flex Variable Life                                         79,771      22.37           1,784,224
             PrinFlex Life                                              44,349      10.97             486,623
                                                                                             ----------------
                                                                                                    2,270,847
           Capital Accumulation Division:
             Flex Variable Life                                        257,844      33.63           8,672,300
             PrinFlex Life                                             251,678      12.52           3,150,641
                                                                                             ----------------
                                                                                                   11,822,941
           Emerging Growth Division:
             Flex Variable Life                                        358,540      39.89          14,301,443
             PrinFlex Life                                             408,693      12.03           4,915,186
                                                                                             ----------------
                                                                                                   19,216,629

           Fidelity Contrafund Division - PrinFlex Life                172,484      12.11           2,089,509

           Fidelity Equity Income Division - PrinFlex Life              83,042      12.26           1,018,314

           Fidelity High Income Division - PrinFlex Life                28,608      11.52             329,510

           Government Securities Division - PrinFlex Life                9,538      10.93             104,221

           Growth Division - PrinFlex Life                              75,951      12.13             921,533

           High Yield Division - Flex Variable Life                     96,497      21.68           2,092,182

           Money Market Division:
             Flex Variable Life                                         31,890      15.71             500,843
             PrinFlex Life                                             365,753      10.47           3,827,613
                                                                                             ----------------
                                                                                                    4,328,456

           World Division - PrinFlex Life                              247,757      10.96           2,716,270
                                                                                             ----------------
        Net assets                                                                                $57,094,676
                                                                                             ================

See accompanying notes.

                     Principal Mutual Life Insurance Company
                         Variable Life Separate Account

                            Statements of Operations




                                                                                               Combined
                                                                                             --------------
                Year ended December 31, 1997 Investment income (loss) Income:
                   Dividends                                                                     $   980,811
                   Capital gains distributions                                                     2,062,456
                                                                                             --------------
                                                                                                   3,043,267
                Expenses:
                 Mortality and expense risks                                                         323,452
                                                                                             --------------
                Net investment income (loss)                                                       2,719,815

                Realized and unrealized gains (losses) on investments
                Net realized gains on investments                                                  1,992,490
                Change in net unrealized appreciation/depreciation of investments                  2,414,101
                                                                                             ==============
                Net increase (decrease) in net assets resulting from operations                   $7,126,406
                                                                                             ==============

                Year ended December 31, 1996 Investment income Income:
                   Dividends                                                                     $   576,069
                   Capital gains distributions                                                     1,240,739
                                                                                             --------------
                                                                                                   1,816,808
                Expenses:
                   Mortality and expense risks                                                       160,075
                                                                                             --------------
                Net investment income                                                              1,656,733

                Realized and unrealized gains (losses) on investments
                Net realized gains on investments                                                    196,669
                Change in net unrealized appreciation/depreciation of investments                  1,785,917
                                                                                             --------------
                Net increase in net assets resulting from operations                              $3,639,319
                                                                                             ==============

                Year ended December 31, 1995 Investment income Income:
                   Dividends                                                                     $   376,014
                   Capital gains distributions                                                       429,058
                                                                                             --------------
                                                                                                     805,072
                Expenses:
                   Mortality and expense risks                                                        95,590
                                                                                             --------------
                Net investment income                                                                709,482

                Realized and unrealized gains (losses) on investments
                Net realized gains on investments                                                    254,585
                Change in net unrealized appreciation/depreciation of investments                  1,956,773
                                                                                             --------------
                Net increase in net assets resulting from operations                              $2,920,840
                                                                                             ==============

       Aggressive        Asset                                           Capital        Emerging Growth     Fidelity
         Growth        Allocation       Balanced     Bond Division     Accumulation        Division        Contra Fund
       Division*       Division*        Division                         Division                           Division*
     --------------------------------------------------------------------------------------------------------------------
     --------------------------------------------------------------------------------------------------------------------



          $   8,174       $11,857          $150,137        $136,267     $   211,818        $   121,340     $           -
            410,207        42,154           346,134               -         794,643            390,128                 -
     --------------------------------------------------------------------------------------------------------------------
            418,381        54,011           496,271         136,267       1,006,461            511,468                 -

             12,033         1,700            38,702          14,802          69,600            127,942             6,014
     --------------------------------------------------------------------------------------------------------------------
            406,348        52,311           457,569         121,465         936,861            383,526            (6,014)


              2,207           549           236,637          18,598         342,684          1,366,571               850
            (55,253)      (23,876)          104,396          55,567         895,157          1,395,355           115,040
     ====================================================================================================================
           $353,302       $28,984          $798,602        $195,630      $2,174,702         $3,145,452          $109,876
     ====================================================================================================================




      $           -   $         -          $110,439       $  92,610     $   118,875       $     99,423     $           -
                  -             -           244,144               -         745,903            250,692                 -
     --------------------------------------------------------------------------------------------------------------------
                  -             -           354,583          92,610         864,778            350,115                 -

                  -             -            25,360           8,256          36,169             74,424                 -
     --------------------------------------------------------------------------------------------------------------------
                  -             -           329,223          84,354         828,609            275,691                 -


                  -             -            20,387           2,798          36,486            136,928                 -
                  -             -            77,334         (53,168)        247,560          1,479,684                 -
     ====================================================================================================================
      $           -   $         -          $426,944       $  33,984      $1,112,655         $1,892,303     $           -
     ====================================================================================================================




      $           -   $         -         $  85,937       $  47,997    $     79,394       $     65,593     $           -
                  -             -            72,211               -         293,683             63,164                 -
     --------------------------------------------------------------------------------------------------------------------
                  -             -           158,148          47,997         373,077            128,757                 -

                  -             -            17,258           5,384          22,976             43,103                 -
     --------------------------------------------------------------------------------------------------------------------
                  -             -           140,890          42,613         350,101             85,654                 -


                  -             -            28,104           4,064          49,320            172,414                 -
                  -             -           316,677          85,230         433,439          1,127,081                 -
     ====================================================================================================================
      $           -   $         -          $485,671        $131,907     $   832,860         $1,385,149     $           -
     ====================================================================================================================

                     Principal Mutual Life Insurance Company
                         Variable Life Separate Account

                      Statements of Operations (continued)


                                                                                          Fidelity Equity
                                                                                         Income Division*
                                                                                       ----------------------
           Year ended December 31, 1997 Investment income (loss) Income:
              Dividends                                                                      $         -
              Capital gains distributions                                                              -
                                                                                       ----------------------
                                                                                                       -
           Expenses:
              Mortality and expense risks                                                          3,260
                                                                                       ----------------------
           Net investment income (loss)                                                           (3,260)

           Realized and unrealized gains (losses) on investments
           Net realized gains on investments                                                         630
           Change in net unrealized appreciation/depreciation of investments                      72,538
                                                                                       ======================
           Net increase (decrease) in net assets resulting from operations                       $69,908
                                                                                       ======================

           Year ended December 31, 1996 Investment income Income:
              Dividends                                                                      $         -
              Capital gains distributions                                                              -
                                                                                       ----------------------
                                                                                                       -
           Expenses:
              Mortality and expense risks                                                              -
                                                                                       ----------------------
           Net investment income                                                                       -

           Realized and unrealized gains (losses) on investments
           Net realized gains on investments                                                           -
           Change in net unrealized appreciation/depreciation of investments                           -
                                                                                       ----------------------
           Net increase in net assets resulting from operations                              $         -
                                                                                       ======================

           Year ended December 31, 1995 Investment income Income:
              Dividends                                                                      $         -
              Capital gains distributions                                                              -
                                                                                       ----------------------
                                                                                                       -
           Expenses:
            Mortality and expense risks                                                                -
                                                                                       ----------------------
           Net investment income                                                                       -

           Realized and unrealized gains (losses) on investments
           Net realized gains on investments                                                           -
           Change in net unrealized appreciation/depreciation of investments                           -
                                                                                       ----------------------
           Net increase in net assets resulting from operations                              $         -
                                                                                       ======================

See accompanying notes.
*    Commenced operations in February, 1997.

   Fidelity High         Government
  Income Division*       Securities          Growth        High Yield      Money Market     World Division*
                          Division*        Division*        Division         Division
-------------------------------------------------------------------------------------------------------------



    $         -              $5,365          $  9,349        $162,794          $119,402         $  44,308
              -                   -             5,271               -                 -            73,919
-------------------------------------------------------------------------------------------------------------
              -               5,365            14,620         162,794           119,402           118,227

          1,353                 138             2,499          11,434            24,697             9,278
-------------------------------------------------------------------------------------------------------------
         (1,353)              5,227            12,121         151,360            94,705           108,949


          3,224                  15               299          19,548                 -               678
         20,931              (3,162)           30,996         (27,928)                -          (165,660)
=============================================================================================================
        $22,802              $2,080           $43,416        $142,980         $  94,705         $ (56,033)
=============================================================================================================




    $         -           $       -       $         -        $107,701         $  47,021     $           -
              -                   -                 -               -                 -                 -
-------------------------------------------------------------------------------------------------------------
              -                   -                 -         107,701            47,021                 -

              -                   -                 -           7,858             8,008                 -
-------------------------------------------------------------------------------------------------------------
              -                   -                 -          99,843            39,013                 -


              -                   -                 -              70                 -                 -
              -                   -                 -          34,507                 -                 -
=============================================================================================================
    $         -           $       -       $         -        $134,420         $  39,013     $           -
=============================================================================================================




    $         -           $       -       $         -       $  72,460         $  24,633     $           -
              -                   -                 -               -                 -                 -
-------------------------------------------------------------------------------------------------------------
              -                   -                 -          72,460            24,633                 -

              -                   -                 -           3,702             3,167                 -
-------------------------------------------------------------------------------------------------------------
              -                   -                 -          68,758            21,466                 -


              -                   -                 -             683                 -                 -
              -                   -                 -          (5,654)                -                 -
=============================================================================================================
    $         -           $       -       $         -       $  63,787         $  21,466     $           -
=============================================================================================================

                     Principal Mutual Life Insurance Company
                         Variable Life Separate Account

                       Statements of Changes in Net Assets

                  Years ended December 31, 1997, 1996 and 1995



                                                                                            Combined
                                                                                         ----------------
                                                                                         ----------------

       Net assets at January 1, 1995                                                        $  9,253,241

       Increase (decrease) in net assets
       Operations:
          Net investment income                                                                  709,482
          Net realized gains on investments                                                      254,585
          Change in net unrealized appreciation/depreciation of investments                    1,956,773
                                                                                         ----------------
                                                                                         ----------------
       Net increase in net assets resulting from operations                                    2,920,840

       Policy related transactions:
          Net premium payments, less sales charges and applicable premium taxes
                                                                                               9,511,939
          Contract terminations and surrenders                                                  (514,344)
          Death benefit payments                                                                  (9,358)
          Policy loan transfers                                                                 (275,660)
          Transfers to other contracts                                                        (2,602,796)
          Cost of insurance and administration charges                                        (1,539,242)
          Surrender charges                                                                      (66,485)
                                                                                         ----------------
                                                                                         ----------------
       Increase (decrease) in net assets from policy related transactions                      4,504,054
                                                                                         ----------------
                                                                                         ----------------
       Total increase (decrease)                                                               7,424,894
                                                                                         ----------------
                                                                                         ----------------
       Net assets at December 31, 1995                                                        16,678,135

       Increase (decrease) in net assets
       Operations:
          Net investment income                                                                1,656,733
          Net realized gains on investments                                                      196,669
          Change in net unrealized appreciation/depreciation of investments                    1,785,917
                                                                                         ----------------
       Net increase in net assets resulting from operations                                    3,639,319

       Policy related transactions:
          Net premium payments, less sales charges and applicable premium taxes
                                                                                              18,395,810
          Contract terminations and surrenders                                                  (722,867)
          Death benefit payments                                                                 (37,233)
          Policy loan transfers                                                                 (473,677)
          Transfers to other contracts                                                        (5,580,579)
          Cost of insurance and administration charges                                        (2,456,536)
          Surrender charges                                                                      (97,354)
                                                                                         ----------------
       Increase in net assets from policy related transactions                                 9,027,564
                                                                                         ----------------
       Total increase                                                                         12,666,883
                                                                                         ----------------
       Net assets at December 31, 1996                                                        29,345,018

                                         Capital           Emerging            High             Money
    Balanced            Bond           Accumulation         Growth            Yield            Market
    Division          Division           Division          Division          Division         Division
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

     $1,805,216       $   510,098        $2,269,318        $  3,800,792      $   244,852      $   622,965



        140,890            42,613           350,101              85,654           68,758           21,466
         28,104             4,064            49,320             172,414              683                -
        316,677            85,230           433,439           1,127,081           (5,654)               -
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
        485,671           131,907           832,860           1,385,149           63,787           21,466



      1,036,158           444,236         1,633,021           4,022,336          673,413        1,702,775
        (89,520)          (24,317)         (149,990)           (238,336)         (10,016)          (2,165)
              -                 -            (2,336)             (4,755)               -           (2,267)
        (52,264)           (4,770)          (56,174)           (159,532)          (3,158)             238
       (145,034)          (52,638)         (218,351)           (338,865)         (52,617)      (1,795,291)
       (233,775)          (78,861)         (313,935)           (707,162)         (60,938)        (144,571)
        (11,571)           (3,144)          (19,388)            (30,806)          (1,295)            (281)
------------------------------------------------------------------------------------------------------------
        503,994           280,506           872,847           2,542,880          545,389         (241,562)
------------------------------------------------------------------------------------------------------------
        989,665           412,413         1,705,707           3,928,029          609,176         (220,096)
------------------------------------------------------------------------------------------------------------
      2,794,881           922,511         3,975,025           7,728,821          854,028          402,869



        329,223            84,354           828,609             275,691           99,843           39,013
         20,387             2,798            36,486             136,928               70                -
         77,334           (53,168)          247,560           1,479,684           34,507                -
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
        426,944            33,984         1,112,655           1,892,303          134,420           39,013



      1,743,079           953,519         2,993,788           6,727,306          507,382        5,470,736
        (98,967)          (23,277)         (167,257)           (390,394)         (15,620)         (27,352)
        (11,941)              (81)          (17,425)             (7,786)               -                -
         (9,028)          (21,841)         (153,962)           (276,069)           3,597          (16,374)
       (161,403)         (115,001)         (217,253)           (785,468)         (56,488)      (4,244,966)
       (325,580)         (103,879)         (481,237)         (1,131,138)         (99,942)        (314,760)
        (13,328)           (3,135)          (22,526)            (52,577)          (2,104)          (3,684)
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
      1,122,832           686,305         1,934,128           4,083,874          336,825          863,600
------------------------------------------------------------------------------------------------------------
      1,549,776           720,289         3,046,783           5,976,177          471,245          902,613
------------------------------------------------------------------------------------------------------------
      4,344,657         1,642,800         7,021,808          13,704,998        1,325,273        1,305,482

                     Principal Mutual Life Insurance Company
                         Variable Life Separate Account

                 Statements of Changes in Net Assets (continued)






                                                                                             Combined
                                                                                        -------------------

Net assets at January 1, 1997                                                                $29,345,018

Increase (decrease) in net assets
Operations:
   Net investment income (loss)                                                                2,719,814
   Net realized gains on investments                                                           1,992,490
   Change in net unrealized appreciation/depreciation of investments                           2,414,102
                                                                                        -------------------
                                                                                        -------------------
Net increase (decrease) in net assets resulting from operations                                7,126,406

Policy related transactions:
   Net premium payments, less sales charges and applicable premium taxes
                                                                                              51,193,569
   Contract terminations and surrenders                                                      (10,340,289)
   Death benefit payments                                                                        (35,772)
   Policy loan transfers                                                                        (990,280)
   Transfers to other contracts                                                              (14,297,011)
   Cost of insurance and administration charges                                               (4,726,082)
   Surrender charges                                                                            (180,883)
                                                                                        -------------------
                                                                                        -------------------
Increase in net assets from policy related transactions                                       20,623,252
                                                                                        -------------------
                                                                                        -------------------
Total increase                                                                                27,749,658
                                                                                        -------------------
                                                                                        ===================
Net assets at December 31, 1997                                                              $57,094,676
                                                                                        ===================



See accompanying notes.

   Aggressive          Asset                                           Capital        Emerging Growth   Fidelity Contra
Growth Division*    Allocation       Balanced     Bond Division     Accumulation          Division       Fund Division*
                     Division*       Division                         Division
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

$              -    $           -      $4,344,657       $1,642,800   $  7,021,808         $13,704,998   $              -



        406,348            52,311         457,569          121,465        936,861             383,525            (6,014)
          2,207               549         236,637           18,598        342,684           1,366,571               850
        (55,253)          (23,876)        104,396           55,567        895,157           1,395,356           115,040
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
        353,302            28,984         798,602          195,630      2,174,702           3,145,452           109,876



      3,869,959           562,968       3,035,179        1,595,001      6,782,066          11,608,767         2,125,905
         (5,409)              (15)     (1,398,821)        (414,701)    (2,651,564)         (5,304,517)             (666)
              -                 -               -                -         (8,829)            (25,030)                -
        (12,314)           (6,314)       (145,315)         (55,770)      (183,175)           (430,694)           (9,953)
        (56,802)             (690)       (454,671)        (434,583)      (441,824)         (1,619,014)          (24,082)
       (225,959)          (23,132)       (450,585)        (250,798)      (827,795)         (1,777,795)         (110,670)
         (7,322)              (20)        (22,018)          (6,732)       (42,448)            (85,538)             (901)
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
      3,562,153           532,797         563,769          432,417      2,626,431           2,366,179         1,979,633
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
      3,915,455           561,781       1,362,371          628,047      4,801,133           5,511,631         2,089,509
-------------------------------------------------------------------------------------------------------------------------
=========================================================================================================================
     $3,915,455          $561,781      $5,707,028       $2,270,847    $11,822,941         $19,216,629        $2,089,509
=========================================================================================================================

                     Principal Mutual Life Insurance Company
                         Variable Life Separate Account

                 Statements of Changes in Net Assets (continued)





                                                                                        Fidelity Equity
                                                                                        Income Division*
                                                                                     -----------------------

     Net assets at January 1, 1997                                                     $              -

     Increase (decrease) in net assets
     Operations:
        Net investment income (loss)                                                             (3,260)
        Net realized gains on investments                                                           630
        Change in net unrealized appreciation/depreciation of investments                        72,538
                                                                                     -----------------------
                                                                                     -----------------------
     Net increase (decrease) in net assets resulting from operations                             69,908

     Policy related transactions:
        Net premium payments, less sales charges and applicable premium taxes
                                                                                              1,018,045
        Contract terminations and surrenders                                                       (740)
        Death benefit payments                                                                        -
        Policy loan transfers                                                                      (800)
        Transfers to other contracts                                                             (9,962)
        Cost of insurance and administration charges                                            (57,135)
        Surrender charges                                                                        (1,002)
                                                                                     -----------------------
                                                                                     -----------------------
     Increase in net assets from policy related transactions                                    948,406
                                                                                     -----------------------
                                                                                     -----------------------
     Total increase                                                                           1,018,314
                                                                                     -----------------------
                                                                                     =======================
     Net assets at December 31, 1997                                                         $1,018,314
                                                                                     =======================



See accompanying notes.


*    Commenced operations in February, 1997.

   Fidelity High          Government                                         Money Market
  Income Division*   Securities Division*      Growth        High Yield        Division     World Division*
                                             Division*        Division
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------

  $           -        $           -      $           -         $1,325,273      $1,305,482  $              -



         (1,353)               5,227             12,121            151,360          94,705          108,949
          3,224                   15                299             19,548               -              678
         20,931               (3,162)            30,996            (27,928)              -         (165,660)
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
         22,802                2,080             43,416            142,980          94,705          (56,033)



        369,108              109,941            938,351          1,100,347      15,023,945        3,053,987
           (262)                   -               (168)          (254,148)       (307,677)          (1,601)
              -                    -                  -             (1,913)              -                -
        (26,280)                   -                (73)           (38,855)        (59,858)         (20,879)
        (20,415)              (1,786)            (1,396)           (56,489)    (11,072,400)        (102,897)
        (15,088)              (6,014)           (58,369)          (121,092)       (647,510)        (154,140)
           (355)                   -               (228)            (3,921)         (8,231)          (2,167)
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
        306,708              102,141            878,117            623,929       2,928,269        2,772,303
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
        329,510              104,221            921,533            766,909       3,022,974        2,716,270
-------------------------------------------------------------------------------------------------------------
=============================================================================================================
       $329,510             $104,221           $921,533         $2,092,182      $4,328,456       $2,716,270
=============================================================================================================

                     Principal Mutual Life Insurance Company
                         Variable Life Separate Account

                          Notes to Financial Statements

                                December 31, 1997




1. Investment and Accounting Policies

Principal Mutual Life Insurance Company Variable Life Separate Account (the Separate Account) is a segregated investment account of Principal Mutual Life Insurance Company (Principal Mutual) and is registered under the Investment Company Act of 1940 as a unit investment trust, with no stated limitations on the number of authorized units. As directed by eligible policyowners and prior to February, 1997, the Separate Account invested solely in shares of Principal Balanced Fund, Inc., Principal Bond Fund, Inc., Principal Capital Accumulation Fund, Inc., Principal Emerging Growth Fund, Inc., Principal High Yield Fund, Inc., and Principal Money Market Fund, Inc., diversified open-end management investment companies organized by Principal Mutual.

In February, 1997, Principal Mutual began offering a new product, PrinFlex Life. This product increased the Separate Account investment options to include Principal Aggressive Growth Fund, Inc., Principal Asset Allocation Fund, Inc.,
Principal  Government  Securities  Fund,  Inc.,  Principal Growth Fund, Inc. and
Principal World Fund, Inc., also diversified open-end management investment companies organized by Principal Mutual. Other options of this product are Fidelity Variable Insurance Products Fund II: Contrafund Portfolio, Fidelity Variable Insurance Products Fund: Equity-Income Portfolio, and Fidelity Variable Insurance Products Fund: High Income Portfolio.

Investments are stated at the closing net asset values per share on December 31, 1997. The average cost method is used to determine realized gains and losses on investments. Dividends are taken into income on an accrual basis as of the ex-dividend date.

Use of Estimates in the Preparation of Financial Statements

The preparation of the Separate Account's financial statements and accompanying notes requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the financial statements and accompanying notes.

                     Principal Mutual Life Insurance Company
                         Variable Life Separate Account

                    Notes to Financial Statements (continued)




2. Expenses and Policy Charges

Principal Mutual is compensated for the following expenses and charges:

   Flex Variable Life Contracts - Mortality and expense risks assumed by Principal Mutual are compensated for by a charge equivalent to an annual rate of .75% of the asset value of each policy. An annual administration charge of $57 for each policy and a cost of insurance charge, which is based on the Company's expected future mortality experience, is deducted as compensation for administrative and insurance expenses, respectively. The mortality and expense risk, annual administration, and insurance charges amounted to
   $236,727,  $277,142,  and  $2,832,278,   respectively,   in  1997;  $160,075,
   $231,648, and $2,224,888,  respectively,  in 1996; and $95,590, $166,464, and
   $1,372,778, respectively, in 1995. A sales charge of 5.0% is deducted from each payment made on behalf of each participant. The sales charge is deducted from the payments by Principal Mutual prior to their transfer to the Separate Account. In addition, a surrender charge up to a maximum of 25% of the minimum first year premium may be imposed upon total surrender or termination of a policy for insufficient value.

   PrinFlex Life Contracts - Mortality and expense risks assumed by Principal Mutual are compensated for by a charge equivalent to an annual rate of .90% of the asset value of each policy. A monthly administration charge of $.40 for each $1,000 of policy face amount will be deducted from policies in their first year. After the first policy year, the monthly administration charge is $6.00 per month. A cost of insurance charge, which is based on the Company's expected future mortality experience, is also deducted as compensation for insurance charges. The mortality and expense risk, administration, and insurance charges amounted to: $86,725, $230,502 and $1,386,160, respectively, during the year ending December 31, 1997. A sales charge of 2.75% of premiums less than or equal to target premium and .75% of premiums in excess of target is deducted from each payment on behalf of each participant. The sales charge is deducted from contributions by Principal Mutual prior to their transfer to the Separate Account.


3. Federal Income Taxes

The operations of the Separate Account are a part of the operations of Principal Mutual. Under current practice, no federal income taxes are allocated by Principal Mutual to the operations of the Separate Account.

                     Principal Mutual Life Insurance Company
                         Variable Life Separate Account

                    Notes to Financial Statements (continued)


4. Purchases and Sales of Investment Securities

The aggregate units and cost of purchases and proceeds from sales of investments were as follows:

                                                             Year ended December 31, 1997
                                                Units          Amount           Units      Amount Redeemed
                                              Purchased       Purchased       Redeemed
                                            -------------- ---------------- -------------- -----------------
   Aggressive Growth Division:
     PrinFlex Life                               343,834     $  4,288,340         27,761     $     319,839
   Asset Allocation Division:
     PrinFlex Life                                51,667          616,979          2,856            31,871
   Balanced Division:
     Flex Variable Life                           67,360        2,010,011         95,006         2,391,024
     PrinFlex Life                               128,270        1,521,439         10,602           119,088
                                            -------------- ---------------- -------------- -----------------
                                                 195,630        3,531,450        105,608         2,510,112
   Bond Division:
     Flex Variable Life                           51,436        1,162,750         52,293         1,098,247
     PrinFlex Life                                51,729          568,518          7,380            79,139
                                            -------------- ---------------- -------------- -----------------
                                                 103,165        1,731,268         59,673         1,177,386
   Capital Accumulation Division:
     Flex Variable Life                          119,379        4,364,014        127,882         3,865,122
     PrinFlex Life                               281,944        3,424,513         30,266           360,113
                                            -------------- ---------------- -------------- -----------------
                                                 401,323        7,788,527        158,148         4,225,235
   Emerging Growth Division:
     Flex Variable Life                          180,420        6,880,578        240,515         8,968,075
     PrinFlex Life                               442,300        5,239,657         33,607           402,455
                                            -------------- ---------------- -------------- -----------------
                                                 622,720       12,120,235        274,122         9,370,530
   Fidelity Contra Fund Division:
     PrinFlex Life                               185,497        2,125,905         13,013           152,286
   Fidelity Equity Income Division:
     PrinFlex Life                                89,263        1,018,045          6,221            72,899
   Fidelity High Income Division:
     PrinFlex Life                                34,237          369,108          5,629            63,753
   Government Securities Division:
     PrinFlex Life                                10,283          115,306            745             7,938
   Growth Division:
     PrinFlex Life                                81,327          952,971          5,376            62,733
   High Yield Division:
     Flex Variable Life                           52,320        1,263,141         23,011           487,852
   Money Market Division:
     Flex Variable Life                          158,768        2,472,127        213,736         3,276,766
     PrinFlex Life                             1,225,077       12,671,220        859,324         8,843,607
                                            -------------- ---------------- -------------- -----------------
                                               1,383,845       15,143,347      1,073,060        12,120,373
   World Division:
     PrinFlex Life                               273,767        3,172,214         26,010           290,962
                                            ============== ================ ============== =================
                                               3,828,878      $54,236,836      1,781,233       $30,893,769
                                            ============== ================ ============== =================

                     Principal Mutual Life Insurance Company
                         Variable Life Separate Account

                    Notes to Financial Statements (continued)




4. Purchases and Sales of Investment Securities (continued)

                                                             Year ended December 31, 1996
                                                Units          Amount           Units      Amount Redeemed
                                              Purchased       Purchased       Redeemed
                                            -------------- ---------------- -------------- -----------------
   Balanced Division:
     Flex Variable Life                           82,222     $  2,097,662         29,319       $   645,607
   Bond Division:
     Flex Variable Life                           48,357        1,046,130         13,728           275,471
   Capital Accumulation Division:
     Flex Variable Life                          126,497        3,858,566         44,900         1,095,829
   Emerging Growth Division:
     Flex Variable Life                          224,022        7,077,421         89,178         2,717,856
   High Yield Division:
     Flex Variable Life                           28,126          615,083          9,553           178,415
   Money Market Division:
     Flex Variable Life                          370,523        5,517,757        311,613         4,615,144
                                            ============== ================ ============== =================
                                                 879,747      $20,212,619        498,291        $9,528,322
                                            ============== ================ ============== =================

                                                             Year ended December 31, 1995
                                                Units          Amount           Units      Amount Redeemed
                                              Purchased       Purchased       Redeemed
                                            -------------- ---------------- -------------- -----------------
   Balanced Division:
     Flex Variable Life                           56,758     $  1,194,305         29,073       $   549,421
   Bond Division:
     Flex Variable Life                           24,137          492,234          8,980           169,115
   Capital Accumulation Division:
     Flex Variable Life                           87,030        2,006,098         40,420           783,150
   Emerging Growth Division:
     Flex Variable Life                          165,606        4,151,094         60,516         1,522,560
   High Yield Division:
     Flex Variable Life                           40,295          745,873          7,739           131,726
   Money Market Division:
     Flex Variable Life                          120,838        1,727,408        138,209         1,947,504
                                            ============== ================ ============== =================
                                                 494,664      $10,317,012        284,937        $5,103,476
                                            ============== ================ ============== =================

                     Principal Mutual Life Insurance Company
                         Variable Life Separate Account

                    Notes to Financial Statements (continued)


5. Net Assets

Net assets at December 31, 1997 consisted of the following:

                                                                                                      Net Unrealized
                                                                                Accumulated Net        Appreciation
                                                            Unit Transactions  Investment Income    (Depreciation) of
                                              Combined                                                 Investments
                                          -------------------------------------------------------------------------------
                                          -------------------------------------------------------------------------------
   Aggressive Growth Division:
     PrinFlex Life                            $  3,915,455      $  3,593,399        $   377,309       $    (55,253)
   Asset Allocation Division:
     PrinFlex Life                                 561,781           535,866             49,791            (23,876)
   Balanced Division:
     Flex Variable Life                          4,347,323         3,313,616            570,678            463,029
     PrinFlex Life                               1,359,705         1,303,982             99,358            (43,635)
                                          -------------------------------------------------------------------------------
                                                 5,707,028         4,617,598            670,036            419,394
   Bond Division:
     Flex Variable Life                          1,784,224         1,591,066            142,356             50,802
     PrinFlex Life                                 486,623           468,328             22,917             (4,622)
                                          -------------------------------------------------------------------------------
                                                 2,270,847         2,059,394            165,273             46,180
   Capital Accumulation Division:
     Flex Variable Life                          8,672,300         6,007,408          1,281,725          1,383,167
     PrinFlex Life                               3,150,641         2,910,036            162,215             78,390
                                          -------------------------------------------------------------------------------
                                                11,822,941         8,917,444          1,443,940          1,461,557
   Emerging Growth Division:
     Flex Variable Life                         14,301,443         9,938,788            411,578          3,951,077
     PrinFlex Life                               4,915,186         4,746,894             91,221             77,071
                                          -------------------------------------------------------------------------------
                                                19,216,629        14,685,682            502,799          4,028,148
   Fidelity Contra Fund Division:
     PrinFlex Life                               2,089,509         1,980,071             (5,602)           115,040
   Fidelity Equity Income Division:
     PrinFlex Life                               1,018,314           948,814             (3,038)            72,538
   Fidelity High Income Division:
     PrinFlex Life                                 329,510           309,714             (1,135)            20,931
   Government Securities Division:
     PrinFlex Life                                 104,221           102,509              4,874             (3,162)
   Growth Division:
     PrinFlex Life                                 921,533           879,180             11,357             30,996
   High Yield Division:
     PrinFlex Life                               2,092,182         1,854,628            259,282            (21,728)
   Money Market Division:
     Flex Variable Life                            500,843           493,808              7,035                  -
     PrinFlex Life                               3,827,613         3,812,109             15,504                  -
                                          -------------------------------------------------------------------------------
                                                 4,328,456         4,305,917             22,539                  -
   World Division:
     PrinFlex Life                               2,716,270         2,782,660             99,270           (165,660)
                                          ===============================================================================
                                               $57,094,676       $47,572,876         $3,596,695         $5,925,105
                                          ===============================================================================

                     Principal Mutual Life Insurance Company
                         Variable Life Separate Account

                    Notes to Financial Statements (continued)




6. Year 2000 Issues (Unaudited)

Like other investment funds, financial and business organizations and individuals around the world, the Separate Account could be adversely affected if the computer systems used by Principal Mutual and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. In 1996, Principal Mutual completed its assessment of the Year 2000 impact on its systems, procedures, customers and business processes. At December 31, 1997, management estimates that approximately 95% of the identified modifications have been completed for its Year 2000 project. System testing, using an isolated test environment, will begin early in 1998. Ultimate project completion is targeted for early 1999, which is prior to any anticipated impact on Principal Mutual's operations.

The date on which Principal Mutual believes it will complete the Year 2000 modifications are based on management's best estimates, which were derived utilizing numerous assumptions of future events. Principal Mutual also recognizes there are outside influences and dependencies relative to its Year 2000 effort, over which it has little or no control. However, Principal Mutual is putting effort into ensuring these considerations will have minimal impact. These would include the continued availability of certain resources, third-party modification plans and many other factors. However, there can be no guarantee that these estimates will be achieved and actual results could differ from those anticipated.






                         Report of Independent Auditors







The Board of Directors
Principal Mutual Life Insurance Company

We have audited the accompanying consolidated statements of financial position of The Principal Financial Group(R) (the Company) as of December 31, 1997 and 1996, and the related consolidated statements of operations, equity and cash flows for each of the three years in the period ended December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Principal Financial Group(R) at December 31, 1997 and 1996, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 1997 in conformity with generally accepted accounting principles.

/s/ Ernst & Young LLP

Des Moines, Iowa
January 30, 1998

                        The Principal Financial Group(R)

                      Consolidated Statements of Operations




                                                                         Year ended December 31
                                                                    1997          1996          1995
                                                                ------------------------------------------
                                                                              (In Millions)
Revenue
Premiums and annuity and other considerations                       $4,668        $5,121        $5,243
Policy and contract charges                                            658           555           491
Net investment income                                                2,922         2,869         2,741
Net realized capital gains                                             219           436           122
Commissions and other income                                           199           150           143
                                                                ------------------------------------------
Total revenue                                                        8,666         9,131         8,740

Expenses
Benefits, claims and settlement expenses                             5,632         6,087         6,142
Dividends to policyowners                                              299           299           307
Operating expenses                                                   2,040         1,915         1,740
                                                                ------------------------------------------
                                                                ------------------------------------------
Total expenses                                                       7,971         8,301         8,189
                                                                ------------------------------------------

Income before income taxes                                             695           830           551

Income taxes                                                           241           304           207
                                                                ------------------------------------------
                                                                ==========================================
Net income                                                         $   454       $   526       $   344
                                                                ==========================================



See accompanying notes.

                        The Principal Financial Group(R)

                  Consolidated Statements of Financial Position




                                                                                        December 31
                                                                                     1997         1996
                                                                                 ---------------------------
                                                                                 ---------------------------
                                                                                       (In Millions)

Assets
Debt securities, available-for-sale                                                 $21,546      $21,974
Equity securities, available-for-sale                                                 1,273        1,023
Mortgage loans                                                                       13,286       12,409
Real estate                                                                           2,632        2,474
Policy loans                                                                            749          736
Other investments                                                                       130          102
Cash and cash equivalents                                                               546          271
Accrued investment income                                                               457          464
Deferred acquisition costs                                                            1,057        1,058
Property held for Company use                                                           232          222
Separate account assets                                                              23,627       17,218
Other assets                                                                          1,519        1,191
                                                                                 ---------------------------
                                                                                 ===========================
Total assets                                                                        $67,054      $59,142
                                                                                 ===========================
                                                                                 ===========================

Liabilities
Contractholder funds                                                                $23,179      $23,194
Future policy benefits and claims                                                    11,239       10,575
Other policyowner funds                                                                 314          454
Policyowner dividends payable                                                           444          447
Debt                                                                                    459          399
Income taxes currently payable                                                          298          283
Deferred income taxes                                                                   803          623
Separate account liabilities                                                         23,560       17,166
Other liabilities                                                                     1,474        1,347
                                                                                 ---------------------------
                                                                                 ---------------------------
Total liabilities                                                                    61,770       54,488

Equity
Surplus                                                                               4,257        3,803
Net unrealized gains on available-for-sale securities                                 1,038          860
Foreign currency translation adjustment, net                                            (11)          (9)
                                                                                 ---------------------------
                                                                                 ---------------------------
Total equity                                                                          5,284        4,654
                                                                                 ---------------------------
                                                                                 ===========================
Total liabilities and equity                                                        $67,054      $59,142
                                                                                 ===========================



See accompanying notes.

                        The Principal Financial Group(R)

                        Consolidated Statements of Equity

                                                                Net Unrealized    Foreign Currency
                                                                   Gains on         Translation
                                                              Available-for-Sale  Adjustment, net   Total Equity
                                                    Surplus       Securities
                                                  ---------------------------------------------------------------
                                                                          (In Millions)

   Balances at January 1, 1995                      $2,933         $     48             $  (6)         $2,975

   Net income                                          344                -                 -             344
   Increase in unrealized appreciation on debt
     securities, available-for-sale                      -            1,834                 -           1,834
   Increase in unrealized appreciation on equity
     securities, available-for-sale                      -              411                 -             411
   Adjustments for assumed changes in
     amortization patterns:
     Deferred acquisition costs                          -             (315)                -            (315)
     Unearned revenue reserves                           -               52                 -              52
   Provision for deferred income taxes                   -             (694)                -            (694)
   Change in foreign currency translation
     adjustment, net                                     -                -                (1)             (1)
                                                  ---------------------------------------------------------------
   Balances at December 31, 1995                     3,277            1,336                (7)          4,606

   Net income                                          526                -                 -             526
   Decrease in unrealized appreciation on debt
     securities, available-for-sale                      -             (543)                -            (543)
   Decrease in unrealized appreciation on equity
     securities, available-for-sale                      -             (262)                -            (262)
   Adjustments for assumed changes in
     amortization patterns:
     Deferred acquisition costs                          -               83                 -              83
     Unearned revenue reserves                           -              (11)                -             (11)
   Provision for deferred income tax benefit             -              257                 -             257
   Change in foreign currency translation
     adjustment, net                                     -                -                (2)             (2)
                                                  ---------------------------------------------------------------
   Balances at December 31, 1996                     3,803              860                (9)          4,654

   Net income                                          454                -                 -             454
   Increase in unrealized appreciation on debt
     securities, available-for-sale                      -              197                 -             197
   Increase in unrealized appreciation on equity
     securities, available-for-sale, including
     seed money in separate accounts                     -              118                 -             118
   Adjustments for assumed changes in
     amortization patterns:
     Deferred acquisition costs                          -              (44)                -             (44)
     Unearned revenue reserves                           -                4                 -               4
   Provision for deferred income taxes                   -              (97)                -             (97)
   Change in foreign currency translation
     adjustment, net                                     -                -                (2)             (2)
                                                  ===============================================================
   Balances at December 31, 1997                    $4,257           $1,038              $(11)         $5,284
                                                  ===============================================================

See accompanying notes.

                        The Principal Financial Group(R)

                      Consolidated Statements of Cash Flows




                                                                            Year ended December 31
                                                                         1997        1996        1995
                                                                      ------------------------------------
                                                                                 (In Millions)
Operating activities
Net income                                                              $   454    $     526  $     344
Adjustments to reconcile net income to net cash provided by
   operating activities:
   Amortization of deferred acquisition costs                               170          178        145
   Additions to deferred acquisition costs                                 (213)        (215)      (206)
   Accrued investment income                                                  7           15          6
   Contractholder and policyowner liabilities and dividends               1,657          240        523
   Current and deferred income taxes                                         96           20         93
   Net realized capital gains                                              (219)        (436)      (122)
   Depreciation and amortization expense                                    117          112         74
   Other                                                                   (393)        (230)       440
                                                                      ------------------------------------
                                                                      ------------------------------------
Net adjustments                                                           1,222         (316)       953
                                                                      ------------------------------------
Net cash provided by operating activities                                 1,676          210      1,297

Investing activities Available-for-sale securities:
   Purchases                                                             (7,827)     (11,762)   (13,195)
   Sales                                                                  7,493        8,949      9,333
   Maturities                                                             1,204        2,796      2,485
Mortgage loans acquired or originated                                    (9,925)      (2,955)    (2,837)
Mortgage loans sold or repaid                                             8,977        1,619      1,702
Real estate acquired                                                       (309)        (166)      (143)
Real estate sold                                                            198          253         38
Net change in policy loans                                                  (13)         (25)       (28)
Net change in property held for Company use                                 (11)         (18)       (23)
Net change in other investments                                             (38)         (74)       (12)
                                                                      ------------------------------------
Net cash used in  investment activities                                    (251)      (1,383)    (2,680)

Financing activities
Issuance of debt                                                             75           43         21
Principal repayments of debt                                                (28)         (29)       (71)
Proceeds of short-term borrowings                                         5,089        1,451        990
Repayment of short-term borrowings                                       (4,974)      (1,282)      (990)
Investment contract deposits                                              4,134        7,496      6,756
Investment contract withdrawals                                          (5,446)      (6,530)    (5,310)
                                                                      ------------------------------------
Net cash provided by (used in) financing activities                      (1,150)       1,149      1,396
                                                                      ------------------------------------

Net increase (decrease) in cash and cash equivalents                        275          (24)        13

Cash and cash equivalents at beginning of year                              271          295        282
                                                                      ------------------------------------
                                                                      ====================================
Cash and cash equivalents at end of year                                $   546    $     271  $     295
                                                                      ====================================



See accompanying notes.

                        The Principal Financial Group(R)

                   Notes to Consolidated Financial Statements

                                December 31, 1997


1.  Nature of Operations and Significant Accounting Policies

Description of Business

The Principal Financial Group(R) (the Company), comprised of Principal Mutual Life Insurance Company (Principal Mutual) and its subsidiaries, is a diversified financial services organization engaged in the marketing and management of life insurance, annuity, health, pension and other financial products and services, primarily in the United States.

Pending Reorganization

On September 18, 1997, the board of directors adopted a Plan of Reorganization whereby Principal Mutual will form a new mutual insurance holding company (Principal Mutual Holding Company) and convert to a stock life insurance company (Principal Life Insurance Company). All of the shares of Principal Life Insurance Company will be issued initially to Principal Mutual Holding Company through two newly formed intermediate holding companies, and there are no current plans to offer the stock of Principal Life Insurance Company or its parent companies to third parties. The reorganization will not become effective unless approved by policyowners and regulatory authorities. The reorganization itself will not have a material financial impact on the Company.

Basis of Presentation

The accompanying consolidated financial statements of the Company and its majority-owned subsidiaries have been prepared in conformity with generally accepted accounting principles (GAAP). Less than majority-owned entities in which the Company has at least a 20% interest are reported on the equity basis in the consolidated statements of financial position as other investments. All significant intercompany accounts and transactions have been eliminated.

Total assets of the unconsolidated entities amounted to $1.1 billion at December 31, 1997 and $1.5 billion at December 31, 1996, and total revenues were $294 million in 1997, $349 million in 1996 and $320 million in 1995. During 1997, 1996 and 1995, the Company included $19 million, $(3) million and $(9) million, respectively, in net investment income representing the Company's share of current year net income (losses) of the unconsolidated entities.

Use of Estimates in the Preparation of Financial Statements

The preparation of the Company's consolidated financial statements and accompanying notes requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the consolidated financial statements and accompanying notes.

                        The Principal Financial Group(R)

1.  Nature of Operations and Significant Accounting Policies (continued)

Significant Risks

The following is a description of the most significant risks facing diversified financial service organizations and how the Company mitigates those risks:

Legal or regulatory risk is the risk that changes in the legal or regulatory environment in which an insurer operates will create additional expenses not anticipated by the insurer in pricing its products. The Company mitigates this risk by offering a wide range of products and operating throughout the United States and the world, thus reducing its exposure to any single product or jurisdiction, and also by employing underwriting practices which identify and minimize the adverse impact of this risk.

Credit risk is the risk that issuers of securities owned by the Company or borrowers through mortgage loans on real estate will default or that other parties that owe the Company money, will not pay. The Company minimizes this risk by adhering to a conservative investment strategy, by maintaining sound credit and collection policies and by providing for any amounts deemed uncollectible.

Interest rate risk is the risk that interest rates will change and cause a decrease in the value of the Company's investments. This change in rates may also cause certain interest-sensitive products to become uncompetitive or may cause disintermediation. The Company mitigates this risk by charging fees for policyowners' contract terminations, by offering products that transfer this risk to the purchaser and by attempting to match the maturity schedule of its assets with the expected payout of its liabilities. To the extent that liabilities come due more quickly than assets mature, an insurer would have to borrow funds or sell assets prior to maturity and potentially recognize a gain or loss.

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, money market instruments and other debt issues with a maturity date of three months or less when purchased.

Investments

Investments in debt and equity securities are classified as available-for-sale and, accordingly, are carried at fair value. (See Note 10 for policies related to the determination of fair value.) The cost of debt securities is adjusted for amortization of premiums and accrual of discounts, both computed using the interest method. The cost of debt and equity securities is adjusted for declines in value that are other than temporary. For the loan-backed and structured securities included in the bond portfolio, the Company recognizes income using a constant effective yield based on currently anticipated prepayments as determined by broker-dealer surveys or internal estimates and the estimated lives of the securities.

                        The Principal Financial Group(R)

1.  Nature of Operations and Significant Accounting Policies (continued)

Investment real estate is reported at cost less accumulated depreciation. Such real estate is carried net of valuation allowances. Valuation allowances are established when indicators of impairment are present and the undiscounted cash flows to be generated by the real estate fall below carrying amounts. Properties acquired through loan foreclosures are recorded at fair market value at the time of foreclosure or receipt of deed in lieu of foreclosure. This becomes the new cost basis of the real estate and is subject to further potential carrying amount reductions as a result of depreciation and quarterly valuation determinations. Changes in the valuation allowance are charged or credited to net investment income. Depreciation expense is computed primarily on the basis of accelerated and straight-line methods over the estimated useful lives of the assets. Real estate expected to be disposed is carried at the lower of cost or fair value, less cost to sell.

Commercial and residential mortgage loans are reported at cost adjusted for amortization of premiums and accrual of discounts, computed using the interest method, and net of valuation allowances. Any changes in the valuation allowances are reported as realized gains (losses) on investments. The Company measures impairment based upon the present value of expected cash flows discounted at the loan's effective interest rate. If foreclosure is probable, the measurement of impairment is based upon the fair value of the collateral.

Net realized capital gains and losses on investments are determined using the specific identification basis.

Policy loans and other investments are primarily reported at cost.

Futures and Forward Contracts and Interest Rate and Equity Swaps (Derivatives)

The Company uses financial futures contracts, forward purchase commitments and interest rate swaps to hedge risks associated with interest rate fluctuations and has used equity swaps to hedge risks associated with market fluctuations of certain unaffiliated common stocks. Realized capital gains and losses on both those contracts that hedge risks associated with interest rate fluctuations and equity swaps are recognized in the period incurred.

Contractholder and Policyowner Liabilities

Contractholder and policyowner liabilities (contractholder funds, future policy benefits and claims and other policyowner funds) include reserves for investment contracts and reserves for universal life, limited payment, participating and traditional life insurance policies. Investment contracts are contractholders' funds on deposit with the Company and generally include reserves for pension and annuity contracts. Reserves on investment contracts are equal to the cumulative deposits less any applicable charges plus credited interest.

                        The Principal Financial Group(R)

1.  Nature of Operations and Significant Accounting Policies (continued)

Reserves for universal life insurance contracts are equal to cumulative premiums less charges plus credited interest which represents the account balances that accrue to the benefit of the policyowners. Reserves for non-participating term life insurance contracts are computed on a basis of assumed investment yield, mortality, morbidity and expenses, including a provision for adverse deviation, which generally vary by plan, year of issue and policy duration. Investment yield is based on the Company's experience. Mortality, morbidity and withdrawal rate assumptions are based on experience of the Company and are periodically reviewed against both industry standards and experience.

Reserves for participating life insurance contracts are based on the net level premium reserve for death and endowment policy benefits. This net level premium reserve is calculated based on dividend fund interest rate and mortality rates guaranteed in calculating the cash surrender values described in the contract.

Some of the Company's policies and contracts require payment of fees in advance for services that will be rendered over the estimated lives of the policies and contracts. These payments are established as unearned revenue reserves upon receipt and included in other policyowner funds in the consolidated statements of financial position. These unearned revenue reserves are amortized to operations over the estimated lives of these policies and contracts.

The liability for unpaid accident and health claims is an estimate of the ultimate net cost of reported and unreported losses not yet settled. This liability is estimated using actuarial analyses and case basis evaluations. Although considerable variability is inherent in such estimates, the Company believes that the liability for unpaid claims is adequate. These estimates are continually reviewed and, as adjustments to this liability become necessary, such adjustments are reflected in current operations.

Recognition of Premiums, Fees and Benefits

Traditional individual life and health insurance products include those products with fixed and guaranteed premiums and benefits, and consist principally of whole life and term life insurance policies and certain immediate annuities with life contingencies. Premiums from these products are recognized as premium revenue when due.

Group life and health insurance premiums are generally recorded as premium revenue over the term of the coverage. Some group contracts allow for premiums to be adjusted to reflect emerging experience. Such adjusted premiums are recognized in the period that the related experience emerges. Fees for contracts providing claim processing or other administrative services are recorded over the period the service is provided.

Related policy benefits and expenses for individual and group life and health insurance products are associated with earned premiums and result in the recognition of profits over the expected lives of the policies and contracts.

                        The Principal Financial Group(R)

1.  Nature of Operations and Significant Accounting Policies (continued)

Universal life-type policies are insurance contracts with terms that are not fixed and guaranteed. Amounts received as payments for such contracts are not reported as premium revenues. Revenues for universal life-type insurance contracts consist of policy charges for the cost of insurance, policy initiation and administration, surrender charges and other fees that have been assessed against policy account values. Policy benefits and claims that are charged to expense include interest credited to contracts and benefit claims incurred in the period in excess of related policy account balances.

Investment   contracts  do  not  subject  the  Company  to  risks  arising  from policyowner mortality or morbidity, and consist primarily of Guaranteed Investment Contracts (GICs) and certain deferred annuities. Amounts received as payments for investment contracts are established as investment contract liability balances and are not reported as premium revenues. Revenues for investment contracts consist of investment income and policy administration charges. Investment contract benefits that are charged to expense include benefit claims incurred in the period in excess of related investment contract liability balances and interest credited to investment contract liability balances.

Deferred Acquisition Costs

Commissions and other costs (underwriting, issuance and agency expenses) that vary with and are primarily related to the acquisition of new and renewal insurance policies and investment contract business are capitalized to the extent recoverable. Acquisition costs that are not deferrable and maintenance costs are charged to operations as incurred.

Deferred acquisition costs for universal life-type insurance contracts and participating life insurance policies and investment contracts are being amortized over the lives of the policies and contracts in relation to the emergence of estimated gross profit margins. This amortization is adjusted retrospectively when estimates of current or future gross profits and margins to be realized from a group of products and contracts are revised. The deferred acquisition costs of non-participating term life insurance policies are being amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policyowner liabilities.

Deferred acquisition costs are subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period. Deferred acquisition costs would be written off to the extent that it is determined that future policy premiums and investment income or gross profit margins would not be adequate to cover related losses and expenses.

Reinsurance

The Company enters into reinsurance agreements with other companies in the normal course of business. The Company may assume reinsurance from or cede reinsurance to other companies. Reinsurance premiums, expenses, recoveries and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts, reported on a gross basis. The Company is contingently liable with respect to reinsurance ceded to other companies in the event the reinsurer is unable to meet the obligations it has assumed.

                        The Principal Financial Group(R)

1.  Nature of Operations and Significant Accounting Policies (continued)

Guaranty-fund Assessments

Guaranty-fund assessments are accrued when the Company receives notice that an amount is payable to a guaranty fund. The Company also accrues for possible guaranty-fund assessments for which notices have not been received and for which the Company does not anticipate receiving a premium tax credit.

Separate Accounts

The separate account assets and liabilities presented in the consolidated financial statements represent the fair market value of funds that are separately administered by the Company for contracts with equity, real estate and fixed-income investments. The separate account contract owner, rather than the Company, bears the investment risk of these funds. The separate account assets are legally segregated and are not subject to claims that arise out of any other business of the Company. The Company receives a fee for administrative, maintenance and investment advisory services that is included in the consolidated statements of operations. Deposits, net investment income and realized and unrealized capital gains and losses on the separate accounts are not reflected in the consolidated statements of operations.

Income Taxes

The Company files a consolidated income tax return that includes all of its qualifying subsidiaries and has a policy of allocating income tax expenses and benefits to companies in the group based upon pro rata contribution of taxable income or operating losses. The Company is taxed at corporate rates on taxable income based on existing tax laws. Current income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income taxes are provided for the tax effect of differences in the financial reporting and income tax bases of assets and liabilities and net operating losses using enacted income tax rates and laws. The effect on deferred tax assets and deferred tax liabilities of a change in tax rates is recognized in operations in the period in which the change is enacted.

Foreign Exchange

The Company's foreign subsidiaries' statements of financial position and operations are translated at the current exchange rates and average exchange rates for the year, respectively. Resulting translation adjustments for foreign subsidiaries and certain other transactions are reported as a component of equity. Other translation adjustments for foreign currency transactions that affect cash flows are reported in current operations.

Pension and Postretirement Benefits

The Company accounts for its pension benefits and postretirement benefits other than pension (medical, life insurance and long-term care) using the full accrual method.

                        The Principal Financial Group(R)

1.  Nature of Operations and Significant Accounting Policies (continued)

Property Held for Company Use

Property  held for  Company use  includes  home  office  properties  and related leasehold improvements. Property held for Company use is shown in the consolidated statements of financial position at cost less allowances for accumulated depreciation. Provisions for depreciation of property held for Company use are computed principally on the straight-line method over the estimated useful lives of the assets. Property held for Company use and related accumulated depreciation are as follows (in millions):

                                                    December 31
                                                1997           1996
                                            -----------------------------

   Property held for Company use                  $302          $285
   Accumulated depreciation                        (70)          (63)
                                            =============================
   Property held for Company use, net             $232          $222
                                            =============================

Other Assets

Intangible assets are included in other assets in the consolidated statements of financial position. The cost of acquired subsidiaries in excess of the fair value of the net assets (i.e., goodwill) and other intangible assets (primarily customer lists and institutional customer relationships) have been recorded in connection with acquisitions. These assets are amortized on a straight-line basis primarily over 40 years with the exception of assets acquired after 1995 which are amortized over ten years. The carrying amount of goodwill and other intangible assets is reviewed periodically for indicators of impairment in value. Intangible assets and related accumulated amortization are as follows (in millions):

                                                   December 31
                                               1997          1996
                                           ----------------------------

      Goodwill                                  $165          $135
      Accumulated amortization                   (16)          (22)
                                           ----------------------------
      Goodwill, net                              149           113

      Other intangible assets, net                74            34
                                           ----------------------------

      Total intangible assets                   $223          $147
                                           ============================

Mortgage servicing rights of $432 million and $272 million at December 31, 1997 and 1996, respectively, are included in other assets in the consolidated statements of financial position and represent the cost of purchasing or originating the right to service mortgage loans. These costs are capitalized and amortized to operations over the estimated remaining lives of the underlying loans using the interest method and taking into account appropriate prepayment assumptions. Capitalized mortgage servicing rights are periodically assessed for impairment, which is recognized in the consolidated statements of operations during the period in which impairment occurs by establishing a corresponding valuation allowance.

Other assets are reported primarily at cost.

                        The Principal Financial Group(R)

1.  Nature of Operations and Significant Accounting Policies (continued)

Reclassifications

Certain reclassifications have been made to the 1995 and 1996 consolidated financial statements to conform to the 1997 presentation.

2.  Investments

Under SFAS No. 115, Accounting for Certain Investments in Debt and Equity Securities, securities are generally classified as available-for-sale, held-to-maturity, or trading. The Company has classified its entire debt securities portfolio as available-for-sale, although it is generally the Company's intent to hold these securities to maturity. The Company has also classified all equity securities as available-for-sale. Securities classified as available-for-sale are reported at fair value in the consolidated statements of financial position with the related unrealized holding gains and losses on such available-for-sale securities reported as a separate component of equity after adjustments for related changes in deferred acquisition costs, unearned revenue reserves and deferred income taxes.

The cost, gross unrealized gains and losses and fair value of debt and equity securities available-for-sale as of December 31, 1997 and 1996, are as follows (in millions):

                                                                   Gross           Gross
                                                                Unrealized      Unrealized         Fair
                                                   Cost            Gains          Losses          Value
                                              ---------------------------------------------------------------
                                              ---------------------------------------------------------------
   December 31, 1997
   Bonds:
     United States Government and agencies       $     337     $       1            $  -         $     338
     States and political subdivisions                 449            15               2               462
     Corporate - public                              4,014           224              18             4,220
     Corporate - private                            12,478           856              30            13,304
     Mortgage-backed securities                      3,124            99               3             3,220
                                              ---------------------------------------------------------------
                                              ---------------------------------------------------------------
                                                    20,402         1,195              53            21,544
   Redeemable preferred stocks                           2             -               -                 2
                                              ===============================================================
     Total debt securities                         $20,404        $1,195             $53           $21,546
                                              ===============================================================
     Total equity securities                     $     639       $   664             $30          $  1,273
                                              ===============================================================

   December 31, 1996
   Bonds:
     United States Government and agencies       $     246     $       1            $  1         $     246
     States and political subdivisions                 303            13               -               316
     Corporate - public                              4,487           200              15             4,672
     Corporate - private                            12,876           737              25            13,588
     Mortgage-backed securities                      3,112            60              27             3,145
                                              ---------------------------------------------------------------
                                              ---------------------------------------------------------------
                                                    21,024         1,011              68            21,967
   Redeemable preferred stocks                           5             2               -                 7
                                              ===============================================================
     Total debt securities                         $21,029        $1,013             $68           $21,974
                                              ===============================================================
     Total equity securities                     $     502       $   536             $15          $  1,023
                                              ===============================================================

                        The Principal Financial Group(R)

2.  Investments (continued)

The cost and fair value of debt securities available-for-sale at December 31, 1997, by expected maturity, are as follows (in millions):

                                                   Cost           Fair Value
                                                  --------------------------
                                                  --------------------------

   Due in one year or less                         $  1,433        $  1,444
   Due after one year through five years              6,286           6,522
   Due after five years through ten years             5,421           5,767
   Due after ten years                                4,133           4,586
                                                  --------------------------
                                                  --------------------------
                                                     17,273          18,319
   Mortgage-backed and other securities without
     a single maturity date                           3,131           3,227
                                                  --------------------------
                                                  ==========================
   Total                                            $20,404         $21,546
                                                  ==========================

The above summarized activity is based on expected maturities. Actual maturities may differ because borrowers may have the right to call or pre-pay obligations.

Major categories of net investment income are summarized as follows (in millions):

                                                                         Year ended December 31
                                                                    1997          1996          1995
                                                                ------------------------------------------

   Debt securities available-for-sale                               $1,589        $1,608        $1,603
   Equity securities available-for-sale                                 39            33            41
   Mortgage loans                                                    1,138         1,078         1,008
   Real estate                                                         350           356           317
   Policy loans                                                         50            49            48
   Cash and cash equivalents                                             9            15             8
   Other                                                               109            60            24
                                                                ------------------------------------------
                                                                ------------------------------------------
                                                                     3,284         3,199         3,049

   Less investment expenses                                           (362)         (330)         (308)
                                                                ------------------------------------------
                                                                ==========================================
   Net investment income                                            $2,922        $2,869        $2,741
                                                                ==========================================

                        The Principal Financial Group(R)

2.  Investments (continued)

The major components of realized capital gains (losses) on investments are summarized as follows (in millions):

                                                                           Year ended December 31
                                                                     1997          1996           1995
                                                                 -------------------------------------------

   Debt securities, available-for-sale:
     Gross gains                                                     $  82          $121          $144
     Gross losses                                                      (43)          (73)          (40)
   Equity securities, available-for-sale:
     Gross gains                                                       132           451            40
     Gross losses                                                      (26)           (5)           (9)
   Mortgage loans                                                        6            (4)            3
   Real estate                                                          64            14             6
   Other                                                                 4           (68)          (22)
                                                                 ===========================================
   Net realized capital gains                                         $219          $436          $122
                                                                 ===========================================

Proceeds from sales of investments (excluding call and maturity proceeds) in debt securities were $5.0 billion, $7.8 billion and $6.5 billion in 1997, 1996 and 1995, respectively. Gross gains of $48 million, $76 million and $93 million and gross losses of $43 million, $69 million and $35 million in 1997, 1996 and 1995, respectively, were realized on those sales.

Of the 1997, 1996 and 1995 proceeds, $4.0 billion, $7.2 billion and $6.1 billion, respectively, relates to sales of mortgage-backed securities. The Company actively manages its mortgage-backed securities portfolio to control prepayment risk. Gross gains of $29 million, $64 million and $66 million and gross losses of $10 million, $53 million and $17 million in 1997, 1996 and 1995, respectively, were realized on sales of mortgage-backed securities. At December 31, 1997, the Company had security purchases payable totaling $266 million relating to the purchases of mortgage-backed securities at forward dates.

Prior to 1996, the Company entered into short-term equity swap agreements to mitigate its exposure to declines in the value of about one-half of its marketable common stock portfolio. Under the agreements, the return on that portion of the Company's marketable common stock portfolio was swapped for a fixed short-term interest rate. The equity swaps were terminated during 1996 and a realized loss of $81 million recorded. Common stocks of $633 million associated with these equity swaps were sold during 1996 and a gain of $402 million recorded, resulting in a net realized gain of $321 million.

                        The Principal Financial Group(R)

2.  Investments (continued)

The unrealized appreciation on investments in debt and equity securities available-for-sale is reported as a separate component of equity, reduced by adjustments to deferred acquisition costs and unearned revenue reserves that would have been required as a charge or credit to operations had such amounts been realized and a provision for deferred income taxes. The cumulative amount of net unrealized gains on available-for-sale securities is as follows (in millions):

                                                                                      December 31
                                                                                  1997           1996
                                                                              -----------------------------

   Unrealized appreciation on debt securities, available-for-sale                $1,142          $945
   Unrealized appreciation on equity securities, available-for-sale,
     including seed money in separate accounts                                      639           521
   Adjustments for assumed changes in amortization patterns:
     Deferred acquisition costs                                                    (204)         (160)
     Unearned revenue reserves                                                       21            17
   Provision for deferred income taxes                                             (560)         (463)
                                                                              =============================
   Net unrealized gains on available-for-sale securities                         $1,038          $860
                                                                              =============================

Commercial mortgage loans and corporate private placement bonds originated or acquired by the Company represent its primary areas of credit risk exposure. At December 31, 1997 and 1996, the commercial mortgage portfolio is diversified by geographic region and specific collateral property type as follows:

                Geographic Distribution              Property Type Distribution
                      December 31                           December 31
                     ---------------                     ----------------
                    1997        1996                      1997       1996
                 -----------------------               -----------------------
                 -----------------------               -----------------------

Pacific              28%         30%       Industrial      33%        35%
South Atlantic       24          22        Retail          33         34
North Central        16          17        Office          29         28
Mid Atlantic         14          15        Other            5          3
South Central         9           7
New England           5           5
Mountain              4           4

Mortgage loans on real estate are considered impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to contractual terms of the loan agreement. When the Company determines that a loan is impaired, a provision for loss is established for the difference between the carrying amount of the mortgage loan and the estimated value. Estimated value is based on either the present value of the expected future cash flows discounted at the loan's effective interest rate, the loan's observable market price or fair value of the collateral. The provision for losses is reported as realized gains (losses) on investments.

                        The Principal Financial Group(R)

2.  Investments (continued)

Mortgage loans deemed to be uncollectible are charged against the allowance for losses and subsequent recoveries are credited to the allowance for losses. The allowance for losses is maintained at a level believed adequate by management to absorb estimated probable credit losses. Management's periodic evaluation of the adequacy of the allowance for losses is based on the Company's past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay, the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. The evaluation is inherently subjective as it requires estimating the amounts and timing of future cash flows expected to be received on impaired loans that may change.

A summary of the changes in the mortgage loan allowance for losses is as follows (in millions):

                                                               December 31
                                                           1997           1996
                                                       -------------------------

   Balance at beginning of year                             $121          $115
   Provision for losses                                        8            16
   Releases due to write-downs, sales and foreclosures        (8)          (10)
                                                       =========================
   Balance at end of year                                   $121          $121
                                                       =========================

The corporate private placement bond portfolio is diversified by issuer and industry. Restrictive bond covenants are monitored by the Company to regulate the activities of issuers and control their leveraging capabilities.

The Company was servicing approximately 371,000 and 328,000 residential mortgage loans with aggregate principal balances of approximately $29.1 billion and $24.4 billion at December 31, 1997 and 1996, respectively. In connection with these mortgage servicing activities, the Company held funds in trust for others totaling approximately $210 million and $175 million at December 31, 1997 and 1996, respectively. In connection with its loan administration activities, the Company advances payments of property taxes and insurance premiums and also advances principal and interest payments to investors in advance of collecting funds from specific mortgagors. In addition, the Company makes certain payments of attorney fees and other costs related to loans in foreclosure. These amounts receivable are recorded, at cost, as advances on serviced loans. Amounts advanced are considered in management's evaluation of the adequacy of the allowance for loan loss.

                        The Principal Financial Group(R)

2.  Investments (continued)

Real estate includes properties directly owned by the Company that are generally held for investment purposes. Real estate holdings and related accumulated depreciation are as follows (in millions):

                                                December 31
                                            1997           1996
                                        -----------------------------

   Real estate                              $2,985        $2,743
   Accumulated depreciation                   (353)         (269)
                                        =============================
   Real estate, net                         $2,632        $2,474
                                        =============================

Other investments include properties owned jointly with venture partners and operated by the partners. Joint ventures in which the Company has an interest have mortgage loans with the Company of $1.2 billion and $1.4 billion at December 31, 1997 and 1996, respectively. The Company is committed to providing additional mortgage financing for such joint ventures aggregating $120 million at December 31, 1997.

3.  Derivatives Held or Issued for Purposes Other Than Trading

The Company uses exchange-traded interest rate futures and forward contracts to hedge against interest rate risks. The Company attempts to match the timing of when interest rates are committed on insurance products and on new investments. However, timing differences do occur and can expose the Company to fluctuating interest rates. Interest rate futures and forward contracts are used to minimize these risks. In these contracts, the Company is subject to the risk that the counterparties will fail to perform and to the risks associated with changes in the value of the underlying securities; however, such changes in value generally are offset by opposite changes in the value of the hedged items. Futures contracts are marked to market and settled daily, which minimizes the counterparty risk. The notional amounts of futures and forward contracts ($36 million at December 31, 1997, and $148 million at December 31, 1996) represent the extent of the Company's involvement but not the risk of loss.

The Company enters into interest rate swaps to minimize its exposure to fluctuations in interest rates. The most common use is to modify the duration of an asset or portfolio, a less common use is to convert a floating rate asset into a fixed rate asset. The notional principal amounts of the swaps outstanding at December 31, 1997 and 1996, were $1,037 million and $970 million, respectively, and the credit exposure at December 31, 1997 and 1996 was $21 million and $15 million, respectively. The Company is exposed to credit loss in the event of nonperformance of the counterparties. This credit risk is minimized by purchasing such agreements from financial institutions with superior performance records. The Company's current credit exposure on swaps is limited to the value of interest rate swaps that have become favorable to the Company. The average unexpired terms of the swaps were approximately six years and three years at December 31, 1997 and 1996, respectively. The net amount payable or receivable from

                        The Principal Financial Group(R)

3.  Derivatives Held or Issued for Purposes Other Than Trading (continued)

interest rate swaps is accrued as an adjustment to interest income. The Company's interest rate swap agreements include cross-default provisions when two or more swaps are transacted with a given counterparty.

The Company enters into currency exchange swap agreements to convert certain foreign denominated fixed rate assets into U.S. dollar denominated fixed rate assets and eliminate the exposure to future currency volatility on those securities. At December 31, 1997, the Company had various foreign currency exchange agreements with maturities ranging from 1998 to 2018, with an aggregate notional amount involved of approximately $410 million and the credit exposure was $17 million. At December 31, 1996, such maturities ranged from 1997 to 2018 with an aggregate notional amount of approximately $373 million and a credit exposure of $9 million. The average unexpired term of the swaps was approximately seven years at both December 31, 1997 and 1996.

The Company uses interest rate floors in hedging a portion of its portfolio of mortgage servicing rights from prepayment risk associated with changes in interest rates. At both December 31, 1997 and 1996, the Company had entered into interest rate floors with a notional value of $1.3 billion. The floors provide for the receipt of payments when interest rates are below predetermined interest rate levels. The premiums paid for floors are included in other assets in the Company's consolidated statements of financial position.

4.  Accident and Health Reserves

Activity in the liability for unpaid accident and health claims, which is included with future policy benefits and claims in the consolidated statements of financial position, is summarized as follows (in millions):

                                              Year ended December 31
                                        1997          1996          1995
                                     -----------------------------------------

   Balance at beginning of year        $   800       $   810       $   824

   Incurred:
     Current year                        2,723         3,051         3,179
     Prior years                           (21)          (29)           (5)
                                     -----------------------------------------
                                     -----------------------------------------
   Total incurred                        2,702         3,022         3,174

   Payments:
     Current year                        2,235         2,535         2,654
     Prior years                           497           497           534
                                     -----------------------------------------
   Total payments                        2,732         3,032         3,188
                                     -----------------------------------------

   Balance at end of year:
     Current year                          476           516           525
     Prior years                           294           284           285
                                     -----------------------------------------
                                     =========================================
   Total balance at end of year        $   770       $   800       $   810
                                     =========================================

                        The Principal Financial Group(R)
             Notes to Consolidated Financial Statements (continued)


4.  Accident and Health Reserves (continued)

The activity summary in the liability for unpaid accident and health claims shows a decrease of $21 million, $29 million and $5 million to the December 31, 1996, 1995 and 1994 liability for unpaid accident and health claims, respectively, arising in prior years. Such liability adjustments, which affected current operations during 1997, 1996 and 1995, respectively, resulted from developed claims for prior years being different than were anticipated when the liabilities for unpaid accident and health claims were originally estimated. These trends have been considered in establishing the current year liability for unpaid accident and health claims.

5.  Debt

The components of debt as of December 31, 1997 and December 31, 1996 are as follows (in millions):

                                                     December 31
                                                1997           1996
                                             -----------------------------

      7.875% notes payable, due 2024             $199          $199
      8% notes payable, due 2044                   99            99
      Mortgages and other notes payable           161           101
                                             =============================
      Total debt                                 $459          $399
                                             =============================

On March 10, 1994, Principal Mutual issued $300 million of surplus notes, including $200 million due March 1, 2024 at a 7.875% annual interest rate and the remaining $100 million due March 1, 2044 at an 8% annual interest rate. No affiliates of the Company hold any portion of the notes. The discount and direct costs associated with issuing these notes are being amortized to expense over their respective terms using the interest method. Each payment of interest and principal on the notes, however, may be made only with the prior approval of the Commissioner of Insurance of the State of Iowa (the Commissioner) and only to the extent that Principal Mutual has sufficient surplus earnings to make such payments. For each of the years ended December 31, 1997, 1996 and 1995, interest of $24 million was approved by the Commissioner, paid and charged to expense.

Subject to Commissioner approval, the surplus notes due March 1, 2024 may be redeemed at Principal Mutual's election on or after March 1, 2004 in whole or in part at a redemption price of approximately 103.6% of par. The approximate 3.6% premium is scheduled to gradually diminish over the following ten years. These surplus notes may then be redeemed on or after March 1, 2014, at a redemption price of 100% of the principal amount plus interest accrued to the date of redemption.

In addition, subject to Commissioner approval, the notes due March 1, 2044 may be redeemed at Principal Mutual's election on or after March 1, 2014, in whole or in part at a redemption price of approximately 102.3% of par. The approximate 2.3% premium is scheduled to gradually diminish over the following ten years. These notes may be redeemed on or after March 1, 2024, at a redemption price of 100% of the principal amount plus interest accrued to the date of redemption.

The mortgages and other notes payable are financings for real estate developments. The Company has obtained loans with various lenders to finance these developments. Outstanding principal balances as of December 31, 1997 range from $1 million to $10.7 million per development with interest rates generally ranging from 6.6% to 8.0%. Outstanding principal balances as of December 31, 1996 range from $1 million to $9 million per development with interest rates generally ranging from 5.9% to 7.7%.

                        The Principal Financial Group(R)

5.  Debt (continued)

At December 31, 1997, future annual maturities of debt are as follows (in millions):

   1998                                                      $  79
   1999                                                         20
   2000                                                          3
   2001                                                          3
   2002                                                          3
   Thereafter                                                  351
                                                           ----------
                                                           ==========
   Total future maturities of debt                            $459
                                                           ==========

Cash paid for interest for 1997, 1996 and 1995 was $63 million, $52 million and $50 million, respectively.

The Company issues commercial paper periodically to meet its short-term financing needs and also has credit facilities with various banks. The Company had outstanding credit borrowings of $225 million and $15 million at December 31, 1997 and 1996, respectively, and other outstanding borrowings from certain financing transactions of $154 million at December 31, 1996. These outstanding borrowings are included in other liabilities in the consolidated statements of financial position.


6.  Income Taxes

The Company's income tax expense (benefit) is as follows (in millions):

                                      Year ended December 31
                                 1997          1996          1995
                               ----------------------------------------
   Current income taxes:
     Federal                      $144          $145          $104
     State and foreign               3            (1)            5
     Realized capital gains         11           210            41
                               ----------------------------------------
   Total current income taxes      158           354           150
   Deferred income taxes            83           (50)           57
                               ========================================
   Total income taxes             $241          $304          $207
                               ========================================

The Company's provision for income taxes may not have the customary relationship of taxes to income. Differences between the prevailing corporate income tax rate of 35% times the pre-tax income and the Company's effective tax rate on pre-tax income are generally due to inherent differences between income for financial reporting purposes and income for tax purposes, and the establishment of adequate provisions for any challenges of the tax filings and tax payments to the various taxing jurisdictions.

                        The Principal Financial Group(R)

6.  Income Taxes (continued)

The Internal Revenue Service (the Service) has completed examination of the consolidated federal income tax returns of Principal Mutual and affiliated companies through 1992. The Service is currently completing its examination for the years 1993 and 1994. The Company believes that there are adequate defenses against or sufficient provisions for any challenges.

The Company's deferred income tax liabilities and assets are as follows (in millions):

                                                 December 31
                                             1997           1996
                                         -----------------------------

   Deferred income tax liabilities           $1,259        $1,110
   Deferred income tax assets                   456           487
                                         =============================
   Deferred income taxes, net               $   803       $   623
                                         =============================

The Company's significant deferred income tax liabilities and assets relate to unrealized gains on available-for-sale debt and equity securities, deferred acquisition costs, unrealized joint venture losses, policy liabilities and accruals and contractholder funds and claims, policyowner dividend liability, prepaid postretirement benefits other than pension, other investment related items and premiums and fees receivable. No valuation allowances have been recognized against deferred tax assets.

The Company has not recognized deferred taxes related to the undistributed earnings of certain foreign subsidiaries that are considered to be indefinitely reinvested because the Company does not expect to repatriate these earnings. A tax liability will be recognized when the Company expects distribution of those earnings in the form of dividends, sale of the investment or otherwise.

Cash paid for income taxes in 1997, 1996 and 1995 was $143 million, $285 million and $99 million, respectively.


7.  Employee and Agent Benefits

The Company has defined benefit pension plans covering substantially all of its employees and certain agents. The employees and agents are generally first eligible for the pension plans when they reach age 21. The pension benefits are based on the years of service and generally the employee's or agent's average annual compensation during the last five years of employment. Partial benefit accrual of pension benefits is recognized from first eligibility until retirement based on attained service divided by potential service to age 65 with a minimum of 35 years of potential service. The Company's policy is to fund the cost of providing pension benefits in the years that the employees and agents are providing service to the Company. The Company's funding policy is to deposit the actuarial normal cost and any change in unfunded accrued liability over a 30-year period as a percentage of compensation.

                        The Principal Financial Group(R)

7.  Employee and Agent Benefits (continued)

The pension plans' combined funded status, reconciled to amounts recognized in the consolidated statements of financial position and consolidated statements of operations, is as follows (in millions):

                                                                                      December 31
                                                                                 1997           1996
                                                                             ------------------------------
                                                                             ------------------------------
   Actuarial present value of benefit obligations:
      Vested benefit obligation                                                   $515          $482
                                                                             ==============================
                                                                             ==============================
      Accumulated benefit obligation                                              $525          $495
                                                                             ==============================
                                                                             ==============================

   Plan assets at fair value, primarily affiliated mutual funds
      and investment contracts of the Company                                     $980          $841
   Projected benefit obligation                                                    700           732
                                                                             ------------------------------
   Plan assets in excess of projected benefit obligation                           280           109

   Unrecognized net gains and funding different from that assumed and from
      changes in assumptions                                                      (182)          (29)
   Unrecognized prior service cost                                                  14            17
   Unrecognized net transition asset                                               (49)          (60)
                                                                             ------------------------------
                                                                             ==============================
   Prepaid pension asset                                                         $  63         $  37
                                                                             ==============================

Net periodic pension cost (income) included the following components (in millions):

                                                                         Year ended December 31
                                                                  1997           1996           1995
                                                              ---------------------------------------------

      Service cost                                                $  41         $  38          $  25
      Interest cost on projected benefit obligation                  52            46             39
      Actual return on plan assets                                 (128)         (118)          (144)
      Net amortization and deferral                                  40            42             79
                                                              ---------------------------------------------
                                                              =============================================
      Total net periodic pension cost (income)                    $   5         $   8          $  (1)
                                                              =============================================

The weighted-average assumed discount rate used in determining the projected benefit obligation was 7.25% at both December 31, 1997 and 1996, and 7% at December 31, 1995. Some of the trusts holding the plan assets are subject to income taxes at a 35% tax rate while others are not subject to income taxes. For 1997, 1996 and 1995, the expected long-term rates of return on plan assets were approximately 6% (after estimated income taxes) for those trusts subject to income taxes and approximately 9.5% for those trusts not subject to income taxes in each year. The assumed rate of increase in future compensation levels varies by age for both the qualified and non-qualified pension plans.

                        The Principal Financial Group(R)

7.  Employee and Agent Benefits (continued)

In addition, the Company has defined contribution plans that are generally available to all employees and agents who are age 21 or older and have completed one year of service. Eligible participants may contribute up to 15% of their compensation, to a maximum of $9,500 annually to the plans in both 1997 and 1996, and $9,240 in 1995. The Company matches the participant's contribution at a 50% contribution rate up to a maximum Company contribution of 2% of the participant's compensation. The Company contributed $15 million in 1997, $13 million in 1996 and $11 million in 1995 to these defined contribution plans.

The Company also provides certain health care, life insurance and long-term care benefits for retired employees. Substantially all employees are first eligible for these postretirement benefits when they reach age 57 and have completed ten years of service with the Company. Partial benefit accrual of these health, life and long-term care benefits is recognized from the employee's date of hire until retirement based on attained service divided by potential service to age 65 with a minimum of 35 years of potential service. The Company's policy is to fund the cost of providing retiree benefits in the years that the employees are providing service to the Company. The Company's funding policy is to deposit the actuarial normal cost and an accrued liability over a 30-year period as a percentage of compensation.

The  postretirement  plans'  combined  funded  status,   reconciled  to  amounts
recognized in the consolidated statements of financial position and consolidated statements of operations, is as follows (in millions):

                                                                                     December 31
                                                                                 1997            1996
                                                                            -------------------------------
   Plan assets at fair value, primarily affiliated mutual funds and
     investment contracts of the Company                                         $300            $247
   Accumulated postretirement benefit obligation:
     Retirees                                                                     (84)            (87)
     Eligible employees                                                           (33)            (38)
     Active employees not eligible to retire                                      (97)            (93)
                                                                            -------------------------------
                                                                            -------------------------------
   Total accumulated postretirement benefit obligation                           (214)           (218)
                                                                            -------------------------------
                                                                            -------------------------------
   Excess of plan assets over accumulated postretirement benefit obligation
                                                                                   86              29

   Unrecognized net gains and funding different from that assumed and from
     changes in assumptions                                                       (53)            (10)
   Unrecognized net transition obligation                                          12              17
                                                                            -------------------------------
                                                                            ===============================
   Postretirement benefit asset                                                  $ 45            $ 36
                                                                            ===============================

                        The Principal Financial Group(R)

7.  Employee and Agent Benefits (continued)

The net periodic postretirement benefit cost included the following components (in millions):

                                                                         Year ended December 31
                                                                   1997           1996            1995
                                                              ----------------------------------------------
                                                              ----------------------------------------------

   Service cost                                                     $12            $12            $  7
   Interest cost on accumulated postretirement benefit cost
                                                                     16             15              14
   Actual return on plan assets                                     (41)           (32)            (43)
   Amortization of transition obligation                              4              4               4
   Net amortization of gains and losses                              25             19              34
                                                              ==============================================
   Total net periodic postretirement benefit cost                   $16            $18             $16
                                                              ==============================================

The weighted-average assumed discount rate used in determining the accumulated postretirement benefit obligation was 7.25% at both December 31, 1997 and 1996, and 7% at December 31, 1995. Some of the trusts holding the plan assets are subject to income taxes at a 35% tax rate while others are not subject to income taxes. For 1997, 1996 and 1995, the expected long-term rates of return on plan assets were approximately 5% (after estimated income taxes) for those trusts subject to income taxes and approximately 8% for those trusts not subject to income taxes in each year. These rates of return on plan assets vary by benefit type and employee group.

The assumed health care cost trend rate used in measuring the accumulated postretirement benefit obligations starts at 9% in 1997, declines to 8.5% in 2002 and then declines to an ultimate rate of 6% in 2030. If the health care cost trend rate assumptions were increased by 1% in each year, the accumulated postretirement benefits obligation for health plans as of December 31, 1997 would increase by 27.7% ($45 million). The effect of this 1% increase would also increase the aggregate of the service cost and interest cost components of the net periodic postretirement benefit cost of health plans for the year ended December 31, 1997 by 24% ($6 million).


8.  Reinsurance

Reinsurance contracts do not relieve the Company from its obligations to policyowners. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company evaluates the financial strength of potential reinsurers and continually monitors the financial condition of present reinsurers. The Company also monitors concentrations of credit risk arising from similar geographic regions, activities or economic characteristics of the reinsurers to minimize its exposure to significant losses from reinsurer insolvencies.

                        The Principal Financial Group(R)

8.  Reinsurance (continued)

The effect of reinsurance on premiums and annuity and other considerations and benefits, claims and settlement expenses is as follows (in millions):

                                                                                   Year ended
                                                                                   December 31
                                                                       1997            1996           1995
                                                                  ----------------------------------------------
                                                                  ----------------------------------------------

   Premiums and annuity and other considerations:
     Direct                                                           $4,601          $5,034         $5,171
     Assumed                                                             106             116             99
     Ceded                                                               (39)            (29)           (27)
                                                                  ==============================================
   Net premiums and annuity and other considerations                  $4,668          $5,121         $5,243
                                                                  ==============================================
                                                                  ==============================================

   Benefits, claims and settlement expenses:
     Direct                                                           $5,596          $6,003         $6,070
     Assumed                                                             102             109             99
     Ceded                                                               (66)            (25)           (27)
                                                                  ==============================================
   Net benefits, claims and settlement expenses                       $5,632          $6,087         $6,142
                                                                  ==============================================

9.  Other Commitments and Contingencies

The Company, as a lessor, leases industrial, office, retail and other wholly owned investment real estate properties under various operating leases. Rental income for all operating leases totaled $344 million in 1997, $310 million in 1996 and $260 million in 1995. At December 31, 1997, future minimum annual rental commitments under these noncancelable operating leases are as follows (in millions):

   1998                                           $   274
   1999                                               241
   2000                                               201
   2001                                               162
   2002                                               117
   Thereafter                                         448
                                                -------------
                                                =============
   Total future minimum lease receipts             $1,443
                                                =============

                        The Principal Financial Group(R)

9.  Other Commitments and Contingencies (continued)

The Company, as a lessee, leases office space, data processing equipment and office furniture and equipment under various operating leases. Rental expense for all operating leases totaled $73 million in both 1997 and 1996, and $69 million in 1995. At December 31, 1997, future minimum annual rental commitments under these noncancelable operating leases are as follows (in millions):

   1998                                         $  44
   1999                                            35
   2000                                            26
   2001                                            19
   2002                                            14
   Thereafter                                      22
                                             -----------
   Total future minimum lease payments           $160
                                             ===========

The Company is a defendant in various legal actions arising in the normal course of its investment and insurance operations. In the opinion of management, any losses resulting from the resolution of such actions would not have a material effect on the Company's consolidated financial statements.

The Company is also subject to insurance guarantee laws in the states in which it writes business. These laws provide for assessments against insurance companies  for the  benefit  of  policyowners  and  claimants  in the  event  of insolvency of other insurance companies. The assessments may be partially recovered through a reduction in future premium taxes in some states. At December 31, 1997 and 1996, approximately $6 million and $15 million, respectively, is accrued in other liabilities in the consolidated statements of financial position for possible guarantee fund assessments for which notices have not been received and the Company does not anticipate receiving a premium tax credit.


10.  Fair Value of Financial Instruments

The following discussion describes the methods and assumptions utilized by the Company in estimating its fair value disclosures for financial instruments. Certain financial instruments, particularly policyowner liabilities other than investment contracts, are excluded from these fair value disclosure requirements. The techniques utilized in estimating the fair values of financial instruments are affected by the assumptions used, including discount rates and estimates of the amount and timing of future cash flows. Care should be exercised in deriving conclusions about the Company's business, its value or financial position based on the fair value information of financial instruments presented below. The estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of the Company's financial instruments.

                        The Principal Financial Group(R)

10.  Fair Value of Financial Instruments (continued)

The Company defines fair value as the quoted market prices for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are estimated using present value or other valuation techniques. The fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of timing, amount of expected future cash flows and the credit standing of counterparties. Such estimates do not consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value estimates cannot be substantiated by comparison to independent markets. In addition, the disclosed fair value may not be realized in the immediate settlement of the financial instrument.

Fair values of public debt and equity securities have been determined by the Company from public quotations, when available. Private placement securities and other debt and equity securities are valued by discounting the expected total cash flows. Market rates used are applicable to the yield, credit quality and average maturity of each security.

Fair values of commercial mortgage loans are determined by discounting the expected total cash flows using market rates that are applicable to the yield, credit quality and maturity of each loan. Fair values of residential mortgage loans are determined by a pricing and servicing model using market rates that are applicable to the yield, rate structure, credit quality, size and maturity of each loan.

The fair values for assets classified as policy loans, other investments, cash and cash equivalents and accrued investment income in the accompanying consolidated statements of financial position approximate their carrying amounts.

The fair values of the Company's reserves and liabilities for investment-type insurance contracts (insurance, annuity and other policy contracts that do not involve significant mortality or morbidity risk and that are only a portion of the policyowner liabilities appearing in the consolidated statements of financial position) are estimated using discounted cash flow analyses (based on current interest rates being offered for similar contracts with maturities consistent with those remaining for the investment-type contracts being valued). The fair values for the Company's insurance contracts (insurance, annuity and other policy contracts that do involve significant mortality or morbidity risk), other than investment-type contracts, are not required to be disclosed. The Company does consider, however, the various insurance and investment risks in choosing investments for both insurance and investment-type contracts.

Fair values for debt issues are estimated using discounted cash flow analysis based on the Company's incremental borrowing rate for similar borrowing arrangements.

                        The Principal Financial Group(R)

10.  Fair Value of Financial Instruments (continued)

The carrying amounts and estimated fair values of the Company's financial instruments at December 31, 1997 and 1996, are as follows (in millions):

                                                             1997                         1996
                                                  ---------------------------  ----------------------------
                                                     Carrying       Fair         Carrying        Fair
                                                      Amount        Value         Amount         Value
                                                  ---------------------------  ----------------------------
                                                  ---------------------------  ----------------------------

 Assets (liabilities)

   Debt securities (see Note 2)                       $21,546       $21,546        $21,974      $21,974
   Equity securities (see Note 2)                       1,273         1,273          1,023        1,023
   Mortgage loans                                      13,286        14,291         12,409       12,823
   Policy loans                                           749           749            736          736
   Other investments                                      130           130            102          102
   Cash and cash equivalents                              546           546            271          271
   Accrued investment income                              457           457            464          464
   Investment-type insurance contracts                (22,115)      (22,637)       (22,196)     (22,158)
   Debt                                                  (459)         (486)          (399)        (427)


11.  Statutory Insurance Financial Information

Principal Mutual, the largest member of The Principal Financial Group(R), prepares statutory financial statements in accordance with the accounting practices prescribed or permitted by the Insurance Division of the Department of Commerce of the State of Iowa. Currently "prescribed" statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners as well as state laws, regulations and general administrative rules. "Permitted" statutory accounting practices encompass all accounting practices not so prescribed. The impact of any permitted accounting practices on statutory surplus is not material. The accounting practices used to prepare statutory financial statements for regulatory filings differ in certain instances from GAAP. Prescribed or permitted statutory accounting practices are used by state insurance departments to regulate the Company.

The NAIC is in the process of codifying statutory accounting practices (Codification), the result of which is expected to constitute the only source of "prescribed" statutory accounting practices. Accordingly, that project, which is expected to be approved by the NAIC in 1998, will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that Principal Mutual uses to prepare its statutory-basis financial statements. Codification will require adoption by the various states before it becomes the prescribed statutory basis of accounting for insurance companies domiciled within those states. The impact on Principal Mutual's 1997 statutory surplus has not yet been determined at this time.

                        The Principal Financial Group(R)

11.  Statutory Insurance Financial Information (continued)

Life/Health insurance companies are subject to certain risk-based capital (RBC) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be determined based on the various risk factors related to it. At December 31, 1997, Principal Mutual meets the RBC requirements.

The following summary reconciles the assets and equity at December 31, 1997, 1996 and 1995, and net income for the years ended December 31, 1997, 1996 and 1995, in accordance with statutory reporting practices prescribed or permitted by the Insurance Division of the Department of Commerce of the State of Iowa (Principal Mutual only) with that reported in these consolidated GAAP financial statements (in millions):

                                                                     Assets       Equity     Net Income
                                                                  -----------------------------------------
                                                                  -----------------------------------------
   December 31, 1997
   As reported in accordance with statutory accounting practices
     - unconsolidated                                               $63,957       $2,811        $432
   Additions (deductions):
     Unrealized gain on debt securities available-for-sale            1,176        1,176           -
     Other investment adjustments                                       853        1,141          27
     Adjustments to insurance reserves and dividends                   (173)        (131)        (41)
     Deferral of policy acquisition costs                             1,057        1,057          43
     Surplus note reclassification as debt                                -         (298)          -
     Provision for deferred federal income taxes and other tax
       reclassifications                                                  -         (643)          7
     Other - net                                                        184          171         (14)
                                                                  =========================================
   As reported in these consolidated GAAP financial statements      $67,054       $5,284        $454
                                                                  =========================================

   December 31, 1996
   As reported in accordance with statutory accounting practices
     - unconsolidated                                               $56,837       $2,504        $415
   Additions (deductions):
     Unrealized gain on debt securities available-for-sale              964          964           -
     Other investment adjustments                                       355          901          53
     Adjustments to insurance reserves and dividends                   (156)        (115)        (41)
     Deferral of policy acquisition costs                             1,058        1,058          38
     Surplus note reclassification as debt                                -         (298)          -
     Provision for deferred federal income taxes and other tax
       reclassifications                                                 (6)        (493)         60
     Other - net                                                         90          133           1
                                                                  -----------------------------------------
                                                                  =========================================
   As reported in these consolidated GAAP financial statements      $59,142       $4,654        $526
                                                                  =========================================

                        The Principal Financial Group(R)

11.  Statutory Insurance Financial Information (continued)

                                                                     Assets       Equity     Net Income
                                                                  -----------------------------------------
   December 31, 1995
   As reported in accordance with statutory accounting practices
     - unconsolidated                                               $51,268       $2,208        $263
   Additions (deductions):
     Unrealized gain on debt securities available-for-sale            1,553        1,553           -
     Other investment adjustments                                       228          911          60
     Adjustments to insurance reserves and dividends                   (128)         (28)         (7)
     Deferral of policy acquisition costs                               937          937          61
     Surplus note reclassification as debt                                -         (298)          -
     Provision for deferred federal income taxes and other tax
       reclassifications                                                 (9)        (770)        (20)
     Other - net                                                        115           93         (13)
                                                                  =========================================
   As reported in these consolidated GAAP financial statements      $53,964       $4,606        $344
                                                                  =========================================


12.  Business Acquisitions and Disposition

During 1997, various acquisitions were made by certain of the Company's subsidiaries at purchase prices aggregating $101 million. The acquisitions were all accounted for using the purchase method and the results of operations of the acquired businesses have been included in the financial statements of the subsidiaries from the dates of acquisition. Such acquisitions increased total assets at December 31, 1997 and total 1997 revenue of the subsidiaries by $459 million and $88 million, respectively.

During 1997, the Company terminated a portion of its group medical business and helped insureds find replacement coverage. The Company has retained responsibility for the payment of claims incurred on this business prior to the effective date of the termination and has included an estimate of the ultimate liability for these claims in its financial statements. Annual premiums related to this business were approximately $380 million at date of transfer.

13.  Subsequent Events

On November 3, 1997, the Company entered into a definitive agreement with Coventry Corporation to effectively merge substantially all of the Company's managed health care operations with Coventry Corporation, a previously unaffiliated managed care company. The closing of the definitive agreement is subject to regulatory approvals and various other conditions. The Company will own 40% of a resulting new company, Coventry Health Care, Inc., which will be publicly traded, and will recognize no gain or loss on the transaction. Subsequent to closing, which is expected in the first quarter of 1998, the Company will account for its investment in the new entity using the equity method and will no longer consolidate the

                        The Principal Financial Group(R)

13.  Subsequent Events (continued)

transferred businesses. Total assets at December 31, 1997, and total revenues and pretax loss for the year then ended, were approximately $419 million, $883 million and $(26) million, respectively, for the transferred businesses. The Company also intends to enter into a reinsurance agreement on January 1, 2000 whereby Coventry Health and Life Insurance Company, a subsidiary of Coventry Corporation, will reinsure a portion of the Company's traditional group indemnity health insurance business in overlapping markets (1997 revenue of approximately $550 million) at that time.

In December 1997, the Company signed a definitive agreement with EVEREN Capital Corporation to sell Principal Securities Holding Corporation and its subsidiary, Principal Financial Securities, Inc., an investment banking and stock brokerage firm for $75 million. The transaction, which required regulatory approval, closed in January 1998. Total assets of Principal Securities Holding Corporation at December 31, 1997, and total revenues and pretax loss for the year then ended, were approximately $91 million, $144 million and $(10) million, respectively.


14.  Year 2000 Issues (Unaudited)

In 1995, the Company began investigating the potential impact of the year 2000 on its systems, procedures, customers and business processes. Some changes began immediately, while others waited for an assessment that was completed in 1996. The Year 2000 assessment provided information used to determine what system components must be changed or replaced to minimize the impact of the calendar change from 1999 to 2000. The goal of the Company is to have its systems and procedures function correctly, regardless of the current date on the calendar.

The Company will continue to use internal and external resources to modify, replace, and test the Year 2000 modifications. Management estimates approximately 95% of the identified modifications have been completed for its Year 2000 project. System testing, using an isolated test environment, will begin early in 1998. Ultimate project completion is targeted for early 1999, which is prior to any anticipated impact on Company operations. The total cost for the project is estimated to be $20 million, with the costs being expensed as incurred until completion.

The costs of the project and the date on which the Company believes it will complete the Year 2000 modifications are based on management's best estimates, which were derived utilizing numerous assumptions of future events. The Company also recognizes there are outside influences and dependencies relative to its Year 2000 effort, over which it has little or no control. However, the Company is putting effort into ensuring these considerations will have minimal impact. These would include the continued availability of certain resources, third-party modification plans and many other factors. However, there can be no guarantee that these estimates will be achieved and actual results could differ from those anticipated.


                                  APPENDIX - A

   SAMPLE ILLUSTRATIONS OF POLICY VALUES, SURRENDER VALUES AND DEATH BENEFITS

     The following illustrations have been prepared to help show how Policy Values and Surrender Values under the Policies change with investment performance and differing death benefit options. The illustrations show how death benefits and values would vary over time if the return on assets held by the Accounts were uniform, gross, annual rates of 0%, 6% and 12% (or net rates of -.66%, 5.34% and 11.34%, respectively). The death benefits and values would be different from those shown if the return averaged 0%, 6% and 12%, but fluctuated above and below those averages during individual years. Both Death Benefit Option 1 and Death Benefit Option 2 are illustrated.

     The six illustrations set out show hypothetical Policies issued to 45-year-old male nonsmokers. Illustrations for females or for younger males would be more favorable; illustrations for older males or for smokers would be less favorable than those presented. The Policies are illustrated on the basis of $4,000 Target Premium and a face amount at issue of $250,000. Illustrations 1, 2 and 5 show the selection of Death Benefit Option 1; Illustrations 3, 4 and 6, Death Benefit Option 2.

     The illustrations reflect all Policy charges (including deductions from premiums for sales loads and state and federal taxes; monthly deductions from Policy Value of administration charges, cost of insurance charges and mortality and expense risk charges; and the contingent deferred administration charge and contingent deferred sales load that may be deducted upon full surrenders or lapse of a Policy) and the average fees and expenses of the Accounts. Illustrations 1 and 3 reflect current administrative and cost of insurance charges. Illustrations 2, 4, 5 and 6 reflect the guaranteed maximum administration and cost of insurance charges. Illustrations 5 and 6 reflect guaranteed administration and cost of insurance charges for policies applied for in Texas only. The average fees and expenses of the Accounts may decrease or increase in the future making operating expenses actually incurred by the Accounts differ from the .69% average rate shown in the illustrations.

     The six illustrations are based on the assumption that payments are made in accordance with a $4,000 annual Target Premium schedule, that no values are allocated to the Fixed Account, no changes in death benefit option or face amount are made, no policy loans or partial surrenders occur, and that no riders are in effect. Upon request, the Company will prepare a comparable illustration reflecting the proposed insured's actual age, gender, risk classification and desired policy features.

     From time to time, in advertisements or sales literature for the Policies that quote performance data for one or more of the Accounts, the Company may include Policy Values, Surrender Values and death benefit figures computed using the same methodology as that used in the following illustrations, but with the average annual total return of the Account for which performance data is shown in the advertisement replacing the hypothetical rates of return shown in the following tables. This information may be shown in the form of graphs, charts, tables and examples and may include data for periods prior to the offering of the Policies for which an Account has had performance (with Policy charges assumed to be equal to current charges for any periods prior to offering the Policies).


Illustration 1
PLANNED PREMIUM $4,000
Initial Face Amount $250,000
Death Benefit Option 1

                     PRINCIPAL MUTUAL LIFE INSURANCE COMPANY
                                  PRINFLEX LIFE
                             MALE AGE 45 NON-SMOKER
                            ASSUMING CURRENT CHARGES
                                  (All States)

                                         Death Benefit (2)                              Accumulated Value (2)
                                    Assuming Hypothetical Gross                      Assuming Hypothetical Gross
                                    Annual Investment Return of                      Annual Investment Return of

  End of     Accumulated         0%             6%               12%             0%             6%               12%
   Year     Premiums (1)     (-.78% Net)    (5.22% Net)     (11.22% Net)     (-.78% Net)    (5.22% Net)     (11.22% Net)
     1         $  4,200       $250,000       $250,000         $250,000         $2,926         $ 3,123         $ 3,321
     2            8,610        250,000        250,000          250,000          5,780           6,356           6,957
     3           13,241        250,000        250,000          250,000          8,535           9,674          10,909
     4           18,103        250,000        250,000          250,000         11,217          13,107          15,239
     5           23,208        250,000        250,000          250,000         13,824          16,658          19,982
     6           28,568        250,000        250,000          250,000         16,353          20,328          25,181
     7           34,196        250,000        250,000          250,000         18,802          24,119          30,879
     8           40,106        250,000        250,000          250,000         21,154          28,022          37,116
     9           46,312        250,000        250,000          250,000         23,396          32,026          43,935
    10           52,827        250,000        250,000          250,000         25,688          36,364          51,723
    11           59,669        250,000        250,000          250,000         27,976          40,954          60,427
    12           66,852        250,000        250,000          250,000         30,204          45,749          70,083
    13           74,395        250,000        250,000          250,000         32,378          50,766          80,809
    14           82,314        250,000        250,000          250,000         34,524          56,041          92,752
    15           90,630        250,000        250,000          250,000         36,564          61,520         105,997
    16           99,361        250,000        250,000          250,000         38,477          67,198         120,690
    17          108,530        250,000        250,000          250,000         40,251          73,078         137,008
    18          118,156        250,000        250,000          250,000         41,871          79,165         155,153
    19          128,264        250,000        250,000          250,000         43,325          85,469         175,362
    20          138,877        250,000        250,000          250,000         44,621          92,016         197,915

                            Surrender Value (2)
                        Assuming Hypothetical Gross
                        Annual Investment Return of

  End of            0%             6%               12%
   Year        (-.78% Net)    (5.22% Net)     (11.22% Net)
     1          $ 1,077           1,275         $1,473
     2            3,411           3,987          4,587
     3            4,404           5,543          6,778
     4            7,086           8,977         11,108
     5            9,693          12,527         15,852
     6           12,419          16,394         21,247
     7           15,261          20,579         27,339
     8           18,203          25,071         34,165
     9           21,233          29,862         41,771
    10           24,507          35,184         50,543
    11           27,976          40,954         60,427
    12           30,204          45,749         70,083
    13           32,378          50,766         80,809
    14           34,524          56,041         92,752
    15           36,564          61,520        105,997
    16           38,477          67,198        120,690
    17           40,251          73,078        137,008
    18           41,871          79,165        155,153
    19           43,325          85,469        175,362
    20           44,621          92,016        197,915

(1) Assumes net interest of 5% compounded annually.

(2) Assumes no policy loan has been made.

The death benefit, accumulated value and surrender value will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, accumulated value and surrender value for a policy would be different from those shown if actual rates of investment return applicable to the policy averaged 0%, 6% or 12% over a period of years, but also fluctuated above or below that average for individual policy years. The death benefit, accumulated value and surrender value for a policy would also be different from those shown, depending on the investment allocations made to the investment divisions of the separate account and the different rates of return of the Fund portfolios, if the actual rates of investment return applicable to the policy averaged 0%, 6% or 12%, but varied above or below that average for individual divisions. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

Illustration 2
PLANNED PREMIUM $4,000
Initial Face Amount $250,000
Death Benefit Option 1

                    PRINCIPAL MUTUAL LIFE INSURANCE COMPANY
                                 PRINFLEX LIFE
                             MALE AGE 45 NON-SMOKER
                          ASSUMING GUARANTEED CHARGES
                           (All States Except Texas)

                                       Death Benefit (2)                                Accumulated Value (2)
                                    Assuming Hypothetical Gross                      Assuming Hypothetical Gross
                                    Annual Investment Return of                      Annual Investment Return of

  End of     Accumulated         0%             6%               12%             0%             6%               12%
   Year     Premiums (1)     (-.78% Net)    (5.22% Net)     (11.22% Net)     (-.78% Net)    (5.22% Net)     (11.22% Net)
     1         $  4,200       $250,000       $250,000         $250,000         $2,712         $ 2,902         $ 3,094
     2            8,610        250,000        250,000          250,000          5,350           5,899           6,473
     3           13,241        250,000        250,000          250,000          7,882           8,961          10,132
     4           18,103        250,000        250,000          250,000         10,304          12,085          14,097
     5           23,208        250,000        250,000          250,000         12,611          15,270          18,395
     6           28,568        250,000        250,000          250,000         14,796          18,508          23,053
     7           34,196        250,000        250,000          250,000         16,847          21,791          28,099
     8           40,106        250,000        250,000          250,000         18,752          25,108          33,564
     9           46,312        250,000        250,000          250,000         20,497          28,447          39,482
    10           52,827        250,000        250,000          250,000         22,212          32,002          46,187
    11           59,669        250,000        250,000          250,000         23,851          35,696          53,626
    12           66,852        250,000        250,000          250,000         25,299          39,421          61,769
    13           74,395        250,000        250,000          250,000         26,548          43,175          70,705
    14           82,314        250,000        250,000          250,000         27,578          46,945          80,526
    15           90,630        250,000        250,000          250,000         28,364          50,713          91,338
    16           99,361        250,000        250,000          250,000         28,879          54,464         103,268
    17          108,530        250,000        250,000          250,000         29,093          58,179         116,463
    18          118,156        250,000        250,000          250,000         28,959          61,823         131,092
    19          128,264        250,000        250,000          250,000         28,430          65,365         147,362
    20          138,877        250,000        250,000          250,000         27,454          68,773         165,526

                           Surrender Value (2)
                        Assuming Hypothetical Gross
                        Annual Investment Return of

  End of            0%             6%               12%
   Year         (-.78% Net)    (5.22% Net)     (11.22% Net)
     1           $   863        $  1,054         $1,245
     2             2,980           3,530          4,103
     3             3,751           4,830          6,002
     4             6,173           7,955          9,966
     5             8,481          11,139         14,264
     6            10,862          14,574         19,119
     7            13,307          18,251         24,559
     8            15,802          22,158         30,613
     9            18,333          26,284         37,318
    10            21,032          30,821         45,007
    11            23,851          35,696         53,626
    12            25,299          39,421         61,769
    13            26,548          43,175         70,705
    14            27,578          46,945         80,526
    15            28,364          50,713         91,338
    16            28,879          54,464         103,268
    17            29,093          58,179         116,463
    18            28,959          61,823         131,092
    19            28,430          65,365         147,362
    20            27,454          68,773         165,526

(1) Assumes net interest of 5% compounded annually.

(2) Assumes no policy loan has been made.

The death benefit, accumulated value and surrender value will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, accumulated value and surrender value for a policy would be different from those shown if actual rates of investment return applicable to the policy averaged 0%, 6% or 12% over a period of years, but also fluctuated above or below that average for individual policy years. The death benefit, accumulated value and surrender value for a policy would also be different from those shown, depending on the investment allocations made to the investment divisions of the separate account and the different rates of return of the Fund portfolios, if the actual rates of investment return applicable to the policy averaged 0%, 6% or 12%, but varied above or below that average for individual divisions. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

Illustration 3
PLANNED PREMIUM $4,000
Initial Face Amount $250,000
Death Benefit Option 2

                    PRINCIPAL MUTUAL LIFE INSURANCE COMPANY
                                 PRINFLEX LIFE
                             MALE AGE 45 NON-SMOKER
                            ASSUMING CURRENT CHARGES
                                  (All States)

                                         Death Benefit (2)                              Accumulated Value (2)
                                    Assuming Hypothetical Gross                      Assuming Hypothetical Gross
                                    Annual Investment Return of                      Annual Investment Return of

  End of     Accumulated         0%             6%               12%             0%             6%               12%
   Year     Premiums (1)     (-.78% Net)    (5.22% Net)     (11.22% Net)     (-.78% Net)    (5.22% Net)     (11.22% Net)
     1         $  4,200       $252,917       $253,113         $253,311         $2,917         $ 3,113         $ 3,311
     2            8,610        255,752        256,326          256,923          5,752           6,326           6,923
     3           13,241        258,478        259,609          260,834          8,478           9,609          10,834
     4           18,103        261,121        262,993          265,103         11,121          12,993          15,103
     5           23,208        263,678        266,477          269,759         13,678          16,477          19,759
     6           28,568        266,146        270,060          274,838         16,146          20,060          24,838
     7           34,196        268,521        273,742          280,376         18,521          23,742          30,376
     8           40,106        270,785        277,506          286,401         20,785          27,506          36,401
     9           46,312        272,922        281,337          292,941         22,922          31,337          42,941
    10           52,827        275,086        285,455          300,358         25,086          35,455          50,358
    11           59,669        277,225        289,775          308,582         27,225          39,775          58,582
    12           66,852        279,285        294,249          317,638         29,285          44,249          67,638
    13           74,395        281,275        298,890          327,622         31,275          48,890          77,622
    14           82,314        283,222        303,736          338,663         33,222          53,736          88,663
    15           90,630        285,037        308,704          350,783         35,037          58,704         100,783
    16           99,361        286,692        313,770          364,066         36,692          63,770         114,066
    17          108,530        288,171        318,920          378,619         38,171          68,920         128,619
    18          118,156        289,456        324,137          394,559         39,456          74,137         144,559
    19          128,264        290,531        329,408          412,017         40,531          79,408         162,017
    20          138,877        291,404        334,740          431,164         41,404          84,740         181,164

                         Surrender Value (2)
                     Assuming Hypothetical Gross
                     Annual Investment Return of

  End of         0%             6%               12%
   Year      (-.78% Net)    (5.22% Net)     (11.22% Net)
     1        $ 1,068         $ 1,265        $  1,462
     2          2,805           3,379           3,976
     3          4,347           5,478           6,704
     4          6,990           8,862          10,972
     5          9,547          12,346          15,628
     6         12,212          16,126          20,904
     7         14,980          20,201          26,836
     8         17,834          24,555          33,450
     9         20,758          29,174          40,777
    10         23,906          34,275          49,178
    11         27,225          39,775          58,582
    12         29,285          44,249          67,638
    13         31,275          48,890          77,622
    14         33,222          53,736          88,663
    15         35,037          58,704         100,783
    16         36,692          63,770         114,066
    17         38,171          68,920         128,619
    18         39,456          74,137         144,559
    19         40,531          79,408         162,017
    20         41,404          84,740         181,164

(1) Assumes net interest of 5% compounded annually.

(2) Assumes no policy loan has been made.

The death benefit, accumulated value and surrender value will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, accumulated value and surrender value for a policy would be different from those shown if actual rates of investment return applicable to the policy averaged 0%, 6% or 12% over a period of years, but also fluctuated above or below that average for individual policy years. The death benefit, accumulated value and surrender value for a policy would also be different from those shown, depending on the investment allocations made to the investment divisions of the separate account and the different rates of return of the Fund portfolios, if the actual rates of investment return applicable to the policy averaged 0%, 6% or 12%, but varied above or below that average for individual divisions. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

Illustration 4
PLANNED PREMIUM $4,000
Initial Face Amount $250,000
Death Benefit Option 2

                    PRINCIPAL MUTUAL LIFE INSURANCE COMPANY
                                 PRINFLEX LIFE
                             MALE AGE 45 NON-SMOKER
                          ASSUMING GUARANTEED CHARGES
                           (All States Except Texas)

                                         Death Benefit (2)                              Accumulated Value (2)
                                    Assuming Hypothetical Gross                      Assuming Hypothetical Gross
                                    Annual Investment Return of                      Annual Investment Return of


  End of     Accumulated         0%             6%               12%             0%             6%               12%
   Year     Premiums (1)     (-.78% Net)    (5.22% Net)     (11.22% Net)     (-.78% Net)    (5.22% Net)     (11.22% Net)
     1         $  4,200       $252,700       $252,890         $253,081         $2,700         $ 2,890         $ 3,081
     2            8,610        255,317        255,863          256,432          5,317           5,863           6,432
     3           13,241        257,815        258,885          260,045          7,815           8,885          10,045
     4           18,103        260,191        261,950          263,937         10,191          11,950          13,937
     5           23,208        262,438        265,054          268,128         12,438          15,054          18,128
     6           28,568        264,546        268,184          272,637         14,546          18,184          22,637
     7           34,196        266,503        271,328          277,480         16,503          21,328          27,480
     8           40,106        268,293        274,466          282,671         18,293          24,466          32,671
     9           46,312        269,901        277,580          288,226         19,901          27,580          38,226
    10           52,827        271,450        280,847          294,446         21,450          30,847          44,446
    11           59,669        272,892        284,183          301,248         22,892          34,183          51,248
    12           66,852        274,111        287,467          308,566         24,111          37,467          58,566
    13           74,395        275,097        290,685          316,442         25,097          40,685          66,442
    14           82,314        275,826        293,807          324,910         25,826          43,807          74,910
    15           90,630        276,270        296,794          334,000         26,270          46,794          84,000
    16           99,361        276,402        299,611          343,748         26,402          49,611          93,748
    17          108,530        276,190        302,212          354,188         26,190          52,212         104,188
    18          118,156        275,583        304,531          365,338         25,583          54,531         115,338
    19          128,264        274,536        306,503          377,221         24,536          56,503         127,221
    20          138,877        273,001        308,056          389,863         23,001          58,056         139,863

                           Surrender Value (2)
                       Assuming Hypothetical Gross
                       Annual Investment Return of

  End of           0%             6%               12%
   Year        (-.78% Net)    (5.22% Net)     (11.22% Net)
     1          $   852        $  1,042        $  1,233
     2            2,370           2,916           3,486
     3            3,685           4,754           5,914
     4            6,060           7,819           9,806
     5            8,307          10,923          13,998
     6           10,612          14,250          18,703
     7           12,962          17,787          23,939
     8           15,343          21,516          29,721
     9           17,737          25,416          36,063
    10           20,270          29,667          43,265
    11           22,892          34,183          51,248
    12           24,111          37,467          58,566
    13           25,097          40,685          66,442
    14           25,826          43,807          74,910
    15           26,270          46,794          84,000
    16           26,402          49,611          93,748
    17           26,190          52,212         104,188
    18           25,583          54,531         115,338
    19           24,536          56,503         127,221
    20           23,001          58,056         139,863

(1) Assumes net interest of 5% compounded annually.

(2) Assumes no policy loan has been made.

The death benefit, accumulated value and surrender value will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, accumulated value and surrender value for a policy would be different from those shown if actual rates of investment return applicable to the policy averaged 0%, 6% or 12% over a period of years, but also fluctuated above or below that average for individual policy years. The death benefit, accumulated value and surrender value for a policy would also be different from those shown, depending on the investment allocations made to the investment divisions of the separate account and the different rates of return of the Fund portfolios, if the actual rates of investment return applicable to the policy averaged 0%, 6% or 12%, but varied above or below that average for individual divisions. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

Illustration 5
PLANNED PREMIUM $4,000
Initial Face Amount $250,000
Death Benefit Option 1

                    PRINCIPAL MUTUAL LIFE INSURANCE COMPANY
                                 PRINFLEX LIFE
                             MALE AGE 45 NON-SMOKER
                          ASSUMING GUARANTEED CHARGES
                                  (Texas Only)

                                         Death Benefit (2)                              Accumulated Value (2)
                                    Assuming Hypothetical Gross                      Assuming Hypothetical Gross
                                    Annual Investment Return of                      Annual Investment Return of


  End of     Accumulated         0%             6%               12%             0%             6%               12%
   Year     Premiums (1)     (-.78% Net)    (5.22% Net)     (11.22% Net)     (-.78% Net)    (5.22% Net)     (11.22% Net)
     1         $  4,200       $250,000       $250,000         $250,000         $2,712         $ 2,902         $ 3,094
     2            8,610        250,000        250,000          250,000          5,350           5,899           6,473
     3           13,241        250,000        250,000          250,000          7,882           8,961          10,132
     4           18,103        250,000        250,000          250,000         10,304          12,085          14,097
     5           23,208        250,000        250,000          250,000         12,611          15,270          18,395
     6           28,568        250,000        250,000          250,000         14,796          18,508          23,053
     7           34,196        250,000        250,000          250,000         16,847          21,791          28,099
     8           40,106        250,000        250,000          250,000         18,752          25,108          33,564
     9           46,312        250,000        250,000          250,000         20,497          28,447          39,482
    10           52,827        250,000        250,000          250,000         22,212          32,002          46,187
    11           59,669        250,000        250,000          250,000         23,851          35,696          53,626
    12           66,852        250,000        250,000          250,000         25,299          39,421          61,769
    13           74,395        250,000        250,000          250,000         26,548          43,175          70,705
    14           82,314        250,000        250,000          250,000         27,578          46,945          80,526
    15           90,630        250,000        250,000          250,000         28,366          50,715          91,340
    16           99,361        250,000        250,000          250,000         28,883          54,468         103,271
    17          108,530        250,000        250,000          250,000         29,100          58,185         116,468
    18          118,156        250,000        250,000          250,000         28,970          61,833         131,101
    19          128,264        250,000        250,000          250,000         28,445          65,380         147,374
    20          138,877        250,000        250,000          250,000         27,476          68,795         165,542

                            Surrender Value (2)
                        Assuming Hypothetical Gross
                        Annual Investment Return of

  End of            0%             6%               12%
   Year         (-.78% Net)    (5.22% Net)     (11.22% Net)
     1           $   863        $  1,054        $1,245
     2             2,982           3,531         4,104
     3             3,751           4,830         6,002
     4             6,173           7,955         9,966
     5             8,481          11,139         14,264
     6            10,862          14,574         19,119
     7            13,307          18,251         24,559
     8            15,802          22,158         30,613
     9            18,333          26,284         37,318
    10            21,032          30,821         45,007
    11            23,851          35,696         53,626
    12            25,299          39,421         61,769
    13            26,548          43,175         70,705
    14            27,578          46,945         80,526
    15            28,366          50,715         91,340
    16            28,883          54,468        103,271
    17            29,100          58,185        116,468
    18            28,970          61,833        131,101
    19            28,445          65,380        147,374
    20            27,476          68,795        165,542

(1) Assumes net interest of 5% compounded annually.

(2) Assumes no policy loan has been made.

The death benefit, accumulated value and surrender value will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, accumulated value and surrender value for a policy would be different from those shown if actual rates of investment return applicable to the policy averaged 0%, 6% or 12% over a period of years, but also fluctuated above or below that average for individual policy years. The death benefit, accumulated value and surrender value for a policy would also be different from those shown, depending on the investment allocations made to the investment divisions of the separate account and the different rates of return of the Fund portfolios, if the actual rates of investment return applicable to the policy averaged 0%, 6% or 12%, but varied above or below that average for individual divisions. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

Illustration 6
PLANNED PREMIUM $4,000
Initial Face Amount $250,000
Death Benefit Option 2

                    PRINCIPAL MUTUAL LIFE INSURANCE COMPANY
                                 PRINFLEX LIFE
                             MALE AGE 45 NON-SMOKER
                          ASSUMING GUARANTEED CHARGES
                                  (Texas Only)

                                         Death Benefit (2)                              Accumulated Value (2)
                                    Assuming Hypothetical Gross                      Assuming Hypothetical Gross
                                    Annual Investment Return of                      Annual Investment Return of


  End of     Accumulated         0%             6%               12%             0%             6%               12%
   Year     Premiums (1)     (-.78% Net)    (5.22% Net)     (11.22% Net)     (-.78% Net)    (5.22% Net)     (11.22% Net)
     1         $  4,200       $252,700       $252,890         $253,081         $2,700         $ 2,890         $ 3,081
     2            8,610        255,317        255,863          256,432          5,317           5,863           6,432
     3           13,241        257,815        258,885          260,045          7,815           8,885          10,045
     4           18,103        260,191        261,950          263,937         10,191          11,950          13,937
     5           23,208        262,438        265,054          268,128         12,438          15,054          18,128
     6           28,568        264,546        268,184          272,637         14,546          18,184          22,637
     7           34,196        266,503        271,328          277,480         16,503          21,328          27,480
     8           40,106        268,293        274,466          282,671         18,293          24,466          32,671
     9           46,312        269,901        277,580          288,226         19,901          27,580          38,226
    10           52,827        271,450        280,847          294,446         21,450          30,847          44,446
    11           59,669        272,892        284,183          301,248         22,892          34,183          51,248
    12           66,852        274,111        287,467          308,566         24,111          37,467          58,566
    13           74,395        275,097        290,685          316,442         25,097          40,685          66,442
    14           82,314        275,826        293,807          324,910         25,826          43,807          74,910
    15           90,630        276,273        296,797          334,003         26,273          46,797          84,003
    16           99,361        276,407        299,616          343,753         26,407          49,616          93,753
    17          108,530        276,198        302,220          354,197         26,198          52,220         104,197
    18          118,156        275,596        304,544          365,353         25,596          54,544         115,353
    19          128,264        274,553        306,522          377,243         24,553          56,522         127,243
    20          138,877        273,026        308,084          389,895         23,026          58,084         139,895

                           Surrender Value (2)
                       Assuming Hypothetical Gross
                       Annual Investment Return of

  End of           0%             6%               12%
   Year        (-.78% Net)    (5.22% Net)     (11.22% Net)
     1          $   852        $  1,042        $  1,233
     2            2,370           2,916           3,486
     3            3,685           4,754           5,914
     4            6,060           7,819           9,806
     5            8,307          10,923          13,998
     6           10,612          14,250          18,703
     7           12,962          17,787          23,939
     8           15,343          21,516          29,721
     9           17,737          25,416          36,063
    10           20,270          29,667          43,265
    11           22,892          34,183          51,248
    12           24,111          37,467          58,566
    13           25,097          40,685          66,442
    14           25,826          43,807          74,910
    15           26,273          46,797          84,003
    16           26,407          49,616          93,753
    17           26,198          52,220         104,197
    18           25,596          54,544         115,353
    19           24,553          56,522         127,243
    20           23,026          58,084         139,895

(1) Assumes net interest of 5% compounded annually.

(2) Assumes no policy loan has been made.

The death benefit, accumulated value and surrender value will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, accumulated value and surrender value for a policy would be different from those shown if actual rates of investment return applicable to the policy averaged 0%, 6% or 12% over a period of years, but also fluctuated above or below that average for individual policy years. The death benefit, accumulated value and surrender value for a policy would also be different from those shown, depending on the investment allocations made to the investment divisions of the separate account and the different rates of return of the Fund portfolios, if the actual rates of investment return applicable to the policy averaged 0%, 6% or 12%, but varied above or below that average for individual divisions. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.
                                   APPENDIX B

                                 TARGET PREMIUMS
                          ANNUAL PER $1,000 FACE AMOUNT
                              NONSMOKER AND SMOKER

  Age*    Male    Female     Unisex    Age*      Male      Female      Unisex

    0   $  3.50 $   2.83    $  3.41     43   $   12.91   $  10.82    $   12.64
    1      3.50     2.83       3.41     44       13.59      11.36        13.30
    2      3.50     2.83       3.41     45       14.31      11.93        14.00
    3      3.50     2.83       3.41     46       15.09      12.53        14.76
    4      3.50     2.83       3.41     47       15.90      13.16        15.54
    5      3.50     2.83       3.41     48       16.77      13.83        16.39
    6      3.50     2.83       3.41     49       17.70      14.54        17.29
    7      3.50     2.83       3.41     50       18.68      15.30        18.24
    8      3.50     2.83       3.41     51       19.74      16.10        19.27
    9      3.50     2.83       3.41     52       20.86      16.94        20.35
   10      3.50     2.83       3.41     53       22.05      17.85        21.50
   11      3.65     2.91       3.55     54       23.32      18.80        22.73
   12      3.80     3.00       3.70     55       24.67      19.82        24.04
   13      3.95     3.08       3.84     56       26.11      20.90        25.43
   14      4.10     3.17       3.98     57       27.65      22.05        26.92
   15      4.25     3.25       4.12     58       29.30      23.29        28.52
   16      4.62     3.63       4.49     59       31.05      24.62        30.21
   17      4.99     4.00       4.86     60       32.93      26.06        32.04
   18      5.36     4.38       5.23     61       34.94      27.60        33.99
   19      5.73     4.75       5.60     62       37.10      29.26        36.08
   20      6.10     5.13       5.97     63       39.40      31.06        38.32
   21      6.11     5.16       5.99     64       41.86      32.97        40.70
   22      6.12     5.20       6.00     65       44.48      35.02        43.25
   23      6.13     5.23       6.01     66       47.29      37.21        45.98
   24      6.14     5.27       6.03     67       50.30      39.58        48.91
   25      6.15     5.30       6.04     68       53.52      42.14        52.04
   26      6.29     5.42       6.18     69       56.98      44.93        55.41
   27      6.43     5.54       6.31     70       60.71      47.98        59.06
   28      6.57     5.65       6.45     71       64.73      51.30        62.98
   29      6.71     5.77       6.59     72       69.02      54.93        67.19
   30      6.85     5.89       6.73     73       73.62      58.86        71.70
   31      7.17     6.16       7.04     74       78.48      63.12        76.48
   32      7.51     6.44       7.37     75       83.65      67.71        81.58
   33      7.87     6.74       7.72     76       87.41      71.10        85.29
   34      8.26     7.06       8.10     77       91.34      74.66        89.17
   35      8.66     7.40       8.50     78       95.45      78.39        93.23
   36      9.10     7.76       8.93     79       99.75      82.31        97.48
   37      9.55     8.13       9.37     80      104.24      86.43       101.92
   38     10.03     8.53       9.84     81      112.06      94.21       109.74
   39     10.54     8.94      10.33     82      120.46     102.69       118.15
   40     11.09     9.38      10.87     83      129.49     111.93       127.21
   41     11.66     9.83      11.42     84      139.20     122.00       136.96
   42     12.26    10.32      12.01     85      149.64     132.98       147.47

  *  Last Birthday

                            APPENDIX C EXCHANGE OFFER

     The Company, the Separate Account, and Princor Financial Services Corporation have received an order from the SEC permitting an offer to exchange the policy described in this Prospectus (the "PrinFlex Life Policy") for certain outstanding Flexible Variable Life Insurance policies issued by the Company (the "FVLI Policy"). The exchange offer is extended to owners of the FVLI policies. The exchange offer will remain open for at least one year after the date of the order, February 13, 1997. Thereafter, the Company may withdraw the exchange offer at any time. The exchange offer is only made in states in which the PrinFlex Life Policy is available for sale. In considering whether to accept the exchange offer, you should consult this Prospectus and the prospectus for the FVLI Policy since the provisions and charges of the FVLI Policy differ from those of the PrinFlex Life Policy. Owners of the FVLI Policy may request personalized policy illustrations for the FVLI Policy and the PrinFlex Life Policy from the Company. These illustrations are available at no charge.

     The FVLI Policy will be exchanged at net asset value for the PrinFlex Life Policy. Because the exchange will be at net asset value, at the time of exchange the accumulated value of the PrinFlex Life Policy issued in the exchange will equal the accumulated value of the FVLI Policy surrendered in the exchange. However, because the surrender charges of the two policies are calculated differently, the surrender value of the PrinFlex Life Policy at the time of exchange may be lower or higher than the surrender value of the FVLI Policy.

     To effect an exchange, the Company must receive from the policyowner (1) a completed application for the PrinFlex Life Policy, (2) a request and release for the exchange on a form supplied by the Company, and (3) the FVLI Policy to be exchanged (or, if the FVLI Policy has been lost or destroyed, an indication to that effect on the request and release). The policyowner and the insured must be the same person(s) under the PrinFlex Life Policy acquired as under the exchanged FVLI Policy. The PrinFlex Life Policy will be issued without evidence of insurability for the same amount of insurance as the FVLI Policy. The exchange will become effective as of the close of the Valuation Period in which all of these three items are received by the Company at its home office. The accumulated value of the FVLI Policy will be determined as of the time the exchange becomes effective and will be transferred to the PrinFlex Life Policy.

     No surrender charge otherwise applicable to the FVLI Policy will apply to the surrender in connection with the exchange, and no Premium Expense Charge will be deducted from the proceeds of that surrender when these proceeds are applied to the purchase of a PrinFlex Life Policy as part of an exchange. If the Policy Date of the FVLI Policy surrendered in the exchange is the same day of the month as the Policy Date of the PrinFlex Life Policy issued in the exchange, then surrender charges and front-end sales loads on subsequent premium payments for the PrinFlex Life Policy will be calculated using the Policy Date of the FVLI Policy, as if the Policy Date of the FVLI Policy were also the Policy Date of the PrinFlex Life Policy. (Example: If the Policy Date of the FVLI Policy is December 1, 1990 and the FVLI Policy is exchanged for a PrinFlex Life Policy with a Policy Date of April 1, 1997, then front-end sales loads on subsequent premium payments and surrender charges for the PrinFlex Life Policy will be calculated as if the Policy Date of the PrinFlex Life Policy were December 1,
1990).

     If the Policy Date of the FVLI Policy surrendered in the exchange is on a day of the month different from the Policy Date of the PrinFlex Life Policy issued in the exchange, then surrender charges and front-end loads on subsequent premium payments for the PrinFlex Life Policy will be calculated using the hypothetical Monthly Date of the PrinFlex Life Policy that would have immediately preceded the Policy Date of the FVLI Policy surrendered in the exchange, as if that hypothetical Monthly Date were the Policy Date of the PrinFlex Life Policy. (Example: If the Policy Date of the FVLI Policy is December 15, 1990 and the FVLI Policy is exchanged for a PrinFlex Life Policy with a Policy Date of April 1, 1997, then front-end sales loads on subsequent premium payments and surrender charges for the PrinFlex Life Policy will be calculated as if the Policy Date of the PrinFlex Life Policy were December 1,
1990).

If the FVLI Policy includes one or more face amount increases, then surrender charges and front-end sales loads for the entire face amount of the PrinFlex Life Policy acquired in the exchange will be calculated using the same date that would be used if no face amount increases had occurred. (Example: The FVLI Policy was issued with a Policy Date of June 15, 1989 in an initial face amount of $100,000. On September 15, 1994, the face amount of the FVLI Policy was increased to $150,000. If the FVLI Policy is exchanged for a PrinFlex Life Policy with a Policy Date of August 1, 1997, the surrender charges and front-end sales loads for the entire $150,000 face amount of the PrinFlex Life Policy will be calculated as if the Policy Date of the PrinFlex Life Policy were June 1
1989).

     All other duration-related charges under the PrinFlex Life Policy and the time period restrictions associated with certain policy transactions (e.g., death benefit option changes, face amount decreases, and partial surrenders) will be calculated based on the actual Policy Date of the PrinFlex Life Policy. The Policy Date of the PrinFlex Life Policy will be the date the exchange is effected, unless that date falls on the 29th, 30th or 31st of a month. In that event, the PrinFlex Life Policy will be dated on the 28th of the month.

Summary of Charges  Under  Policies

     The charges under the FVLI Policy and the PrinFlex Life Policy differ substantially, as summarized below. There may be other differences important to you and the prospectuses for both policies should be reviewed carefully before you decide whether to exchange your FVLI Policy for a PrinFlex Life Policy. The table does not include management fees and other expenses of the underlying Accounts in which the Divisions of the Separate Account invest. Please refer to the prospectus for both policies for information regarding these fees and expenses. A table summarizing charges under the respective policies follows:

                            FVLI POLICY                     PRINFLEX LIFE POLICY
FRONT-END                5% of all premiums                2.75% of all premiums
SALES LOAD                                                 up to one Target
                                                           Premium in a Policy
                                                           Year during the first
                                                           ten Policy Years;
                                                           0.75% of all premiums
                                                           in excess of Target
                                                           Premium during the
                                                           first ten Policy
                                                           Years; and 0.00% of
                                                           all premiums after
                                                           ten policy years.
                                                           (Credit is given for
                                                           time in the FVLI
                                                           Policy in calculating
                                                           front-end sales loads
                                                           on the PrinFlex Life
                                                           Policy).  A new 10-
                                                           year period for
                                                           imposition of front-
                                                           end sales loads
                                                           commences with any
                                                           face amount increase
                                                           for all premium
                                                           payments attributable
                                                           to the increase.

PREMIUM                   2% of all premiums for state     2.20% of all premiums
TAX CHARGE                premium taxes                    for state and local
                                                           premium taxes (this
                                                           charge is not
                                                           deducted from amounts
                                                           transferred from the
                                                           FVLI Policy to the
                                                           PrinFlex Life Policy)

CHARGE FOR FEDERAL        None                             1.25% of all premiums
TAXES                                                      (this charge is not
                                                           deducted from amounts
                                                           transferred from the
                                                           FVLI Policy to the
                                                           PrinFlex Life Policy)

MONTHLY                   Currently $4.75 per month        During the first
ADMINISTRATIVE            (guaranteed never to exceed      Policy Year, an
CHARGE                    $5.00 per month)                 amount equal to 1/12
                                                           x ($.40 for each
                                                           $1,000 of policy face
                                                           amount) but not less
                                                           than $6.00 per month
                                                           and no greater than
                                                           $16.67 per month
                                                           (PrinFlex Life
                                                           Policies issued in
                                                           the exchange are
                                                           subject to first-year
                                                           administrative
                                                           charges).  After the
                                                           first Policy Year,
                                                           the monthly
                                                           administrative charge
                                                           is currently $6.00
                                                           (guaranteed to be no
                                                           more than $10.00).

POLICY LOANS               Interest on policy loans        During the first ten
                           is charged at an effective      years, interest on
                           annual rate of 8% and           policy loans is
                           interest on amounts in the      charged at an
                           loan account accrues at an      effective annual rate
                           annual rate of 6%               of 8% and interest on
                                                           amounts in the Loan
                                                           Account is credited
                                                           at an annual rate of
                                                           6%.  After the tenth
                                                           Policy Year, interest
                                                           on amounts in the
                                                           Loan Account is
                                                           credited at an annual
                                                           rate of 7.75%.  (For
                                                           PrinFlex Life
                                                           Policies issued in
                                                           the exchange,
                                                           interest crediting
                                                           rate on amounts in
                                                           the Loan Account is
                                                           based on Policy Date
                                                           of PrinFlex Life
                                                           Policy).

PARTIAL                   Allowed after the first policy   Allowed after second
SURRENDERS                anniversary, but no more than    policy anniversary
                          two times per Policy Year.       (PrinFlex Life
                          Minimum partial surrender is     Policies issued in
                          $500 and maximum is 50% of       the exchange are
                          Policy's net surrender value     subject to this
                          at the time the written request  limitation), but not
                          for surrender is received in     more than two times
                          the home office.  A transaction  per Policy Year.  The
                          charge of the lesser of $25.00   minimum partial
                          or 2% of the amount of each      surrender is $500 and
                          partial surrender applies.       the maximum in any
                          (The transaction charge will be  Policy Year is 75% of
                          waived for partial surrenders    the PrinFlex Life
                          to pay off loans in connection   Policy's Net
                          with the exchange).              Surrender Value as of
                                                           the date of the first
                                                           partial surrender
                                                           during the Policy
                                                           Year.  A transaction
                                                           charge of the lesser
                                                           of $25.00 or 2% of
                                                           the amount
                                                           surrendered is
                                                           imposed on each
                                                           partial surrender.

COST OF INSURANCE         COI charges each month are       COI charges are
("COI") CHARGES           based on attained age, sex       based on the same
                          (except where unisex values      factors as apply to
                          are mandated by law)             determine COI charges
                          smoking status, and risk         on the FVLI Policy
                          class.  No "preferred"           and two additional
                          underwriting classification      factors:  issue age
                          is available.                    and duration since
                                                           issue.  (For PrinFlex
                                                           Life Policies issued
                                                           in the exchange,
                                                           issue age and
                                                           duration since issue
                                                           are calculated based
                                                           on the Policy Date of
                                                           the PrinFlex Life
                                                           Policy.  "Preferred"
                                                           underwriting
                                                           classification is
                                                           available.

MORTALITY AND             Assessed daily on the assets     Deducted monthly from
EXPENSE RISKS             of each division at a current    the Policy Value
CHARGE                    annual rate of .75%              allocated to the
                          (guaranteed not to exceed .90%). Divisions at an
                                                           annual rate of .90%
                                                           of the value of the
                                                           PrinFlex Life Policy
                                                           allocated to the
                                                           Divisions.  The
                                                           charge is not
                                                           deducted from values
                                                           allocated to the
                                                           Fixed Account.  After
                                                           the ninth Policy
                                                           Year, the charge is
                                                           reduced to a 0.27%
                                                           annual rate.  (For
                                                           PrinFlex Life
                                                           Policies issued in
                                                           the exchange, the
                                                           charge is calculated
                                                           based on the Policy
                                                           Date of the PrinFlex
                                                           Life Policy).

SURRENDER                 10-year surrender charge         10-year surrender
CHARGES                   period.  Surrender charge        charge period.
                          consists of contingent           Surrender charge
                          deferred sales load that never   consists of
                          exceeds 25% of minimum           Contingent Deferred
                          required first year premium,     Sales Charge of up
                          and contingent deferred          to 47.25% of premium
                          administrative charge that       payments up to a
                          varies with age and (where       maximum of two Target
                          allowed by law) sex of the       Premiums and a
                          insured from $0.43 per           contingent deferred
                          $1,000 of face amount to         administration charge
                          $10.58 per $1,000 of face        of $3.00 per $1,000
                          amount.                          of face amount for
                                                           the first $500,000
                                                           of face amount.
                                                           (Credit is given for
                                                           time in the FVLI
                                                           Policy in calculating
                                                           surrender charges on
                                                           the PrinFlex Life
                                                           Policy).  A new 10-
                                                           year surrender charge
                                                           period commences with
                                                           respect to face
                                                           amount increases to
                                                           the PrinFlex Life
                                                           Policy.

Policy Free Look and Calculation of Certain Time Periods for PrinFlex Life Policies Acquired by Exchange

     For PrinFlex Life Policies acquired by exchange, the free look, incontestability, and suicide clause time periods shall be calculated as if the Policy Date of the PrinFlex Life Policy were the Policy Date of the FVLI Policy. Therefore, any of these periods that had expired under the FVLI Policy will not start anew, and any that had not expired will continue until they originally were to expire. For FVLI Policies with one or more face amount increases or riders added after issue, the new suicide clause and incontestability time periods for the increases in face amount or riders carry over to the PrinFlex Life Policy.

     Values transferred from an FVLI Policy to a PrinFlex Life Policy issued in an exchange, and all additional net premium payments made to the PrinFlex Life Policy, will be allocated immediately among the Divisions and the Fixed Account in accordance with the policyowners current allocation instructions. (By contrast, for a PrinFlex Life Policy not acquired by exchange the initial Net Premium Payment and any additional premiums received prior to the Effective Date and during the first 20 days from the Effective Date are allocated to the Money Market Division until the 21st day from the Effective Date of the PrinFlex Life Policy).

Risk Class for PrinFlex Life Policies Acquired by Exchange

     The risk class for a PrinFlex Life Policy acquired by exchange will be the one most similar to the risk class for the exchanged FVLI Policy. If an FVLI Policy includes a face amount increase at a risk class less favorable than that for the FVLI Policy as originally issued, then the PrinFlex Life Policy will be issued at the risk class most similar to that for the FVLI Policy as originally issued. New evidence of insurability will not be required as a condition of the exchange unless (i) the owner requests one or more of certain optional insurance riders under the PrinFlex Life Policy that were not a part of the FVLI Policy;
(ii) the owner applies to have the insureds underwriting class upgraded to the preferred class that is offered under the PrinFlex Life Policy but not under the FVLI Policy or (iii) the owner requests a face amount increase at the time of the exchange. The PrinFlex Life Policy's $50,000 minimum face amount increase will be reduced to $25,000 for increases requested at the time of the exchange. If new underwriting is required as part of the exchange because of reason number
(ii) above, a charge of $100 normally would be imposed. If the owner also requests a face amount increase of $25,000 or more at the time of the exchange, however, this $100 charge for the new underwriting will be waived. Any increase in face amount, upgrade to a preferred rating or any new rider added in connection with an exchange will take effect on the next Monthly Date following underwriting approval.

Minimum Required Premium

     Under the FVLI Policy, payment of a minimum required premium is required during the first policy year. For a PrinFlex Life Policy not acquired by exchange, payment of a Minimum Required Premium is required during the first two Policy Years. For a PrinFlex Life Policy acquired by exchange of an FVLI Policy, there will be no Minimum Required Premium even if the FVLI Policy was within the first policy year.

     A PrinFlex Life Policy (other than one acquired by exchange) will not terminate during the first 24 months following the Policy Date even if the Net Surrender Value of the PrinFlex Life Policy on a Monthly Date is less than the Monthly Policy Charge, provided that no policy loans have been taken and the policyowner has paid at least the Minimum Required Premium. Because the Minimum Required Premium does not apply to a PrinFlex Life Policy acquired by exchange, such a policy will enter a grace period during the first 24 Policy Months (and thereafter) if the Net Surrender Value on a Monthly Date is less than the Monthly Policy Charge, even if no loans have been taken. (However, if the PrinFlex Life Policy has a death benefit guarantee rider, the Policy will not enter a grace period if the terms of the rider are satisfied).

Policy  Riders

     Where permitted by law, the following riders are currently available for issue with the FVLI Policy: Cost of Living Increase (Increase Option Rider in Florida), Waiver of Monthly Deductions, Guaranteed Increase Option, Accidental Death Benefit, Children Term Insurance, Spouse Term Insurance, Change of
Insured, Accelerated Death Benefit, and Death Benefit Guarantee. The Death Benefit Guarantee Rider is not available in the Commonwealth of Massachusetts. The Guaranteed Increase Option is not available on the PrinFlex Life Policy. With that exception, the same or corresponding riders are available on the PrinFlex Life Policy. There are differences between the terms of some riders available for issue with the FVLI Policy and the corresponding riders available for issue with the PrinFlex Life Policy. Where permitted by law, the following additional riders are available on the PrinFlex Life Policy that are not available on the FVLI Policy: Waiver of Specified Premium, Salary Increase, Extra Protection Increase, Extended Coverage, and Accounting Benefit.

     If an FVLI Policy with one or more policy riders is exchanged, then except as provided below, the policyowner may elect to have the PrinFlex Life Policy issued with the same riders (or, if the terms of the available rider differ for the PrinFlex Life Policy, the corresponding rider) by applying for the rider on the exchange offer application. However, if the FVLI Policy has a Cost of Living Increase Rider, then the PrinFlex Life Policy will be issued with a Cost of Living Increase Rider automatically. If a PrinFlex Life Policy with a Cost of Living Increase Rider is issued in the exchange, the first cost of living increase offer under the PrinFlex Life Policy will be three years after the Policy Date of the PrinFlex Life Policy.

     The death benefit guarantee rider is available for issue with both the FVLI Policy and the PrinFlex Life Policy. The terms of the rider differ between the FVLI Policy and the PrinFlex Life Policy. The death benefit guarantee rider is included automatically on all FVLI Policies but, where permitted by law, is only included on a PrinFlex Life Policy if the insured is under age 65 at issue and if the planned periodic premium at issue is equal to or greater than the guaranteed death benefit premium amount specified for the PrinFlex Life Policy. While the death benefit guarantee rider under the FVLI Policy can apply throughout the insureds life, the comparable rider under the PrinFlex Life Policy terminates on the later of the age 65 policy anniversary or five years after the effective date of the rider. If an FVLI Policy has the death benefit guarantee rider, the PrinFlex Policy will be issued with the comparable death benefit guarantee rider only if the insured is under age 65 on the date of exchange and the planned periodic premium is equal to or greater than the death benefit guarantee premium.

     Certain riders available under the PrinFlex Life Policy may be applied for in connection with the exchange offer application, subject to underwriting approval. Additional information about riders and the differences between them is available from the Company.

                          PART II. OTHER INFORMATION


                           UNDERTAKING TO FILE REPORTS
Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter adopted under the authority conferred in that section.

                        UNDERTAKING PURSUANT TO RULE 484
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter had been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

  REPRESENTATION PURSUANT TO SECTION 26 OF THE INVESTMENT COMPANY ACT OF 1940

Principal Mutual Life Insurance Company represents the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                       CONTENTS OF REGISTRATION STATEMENT



This registration statement comprises the following papers and documents:

     The facing sheet;

     The prospectus, consisting of 97 pages;

     The undertaking to file reports;

     The undertaking pursuant to Rule 484;

     Representations  pursuant  to Section 26 of the  Investment  Company Act of
          1940;

     The signatures;

     Written consents of the following persons:

          G.R. Narber, Esq.(Filed January 8, 1996)

     The following exhibits:

1.             Copies  of  all   exhibits   required  by   paragraph  A  of  the
               instructions as to exhibits in Form N-8B-2 are set forth below under designations based on such instructions:

1.A(1) Resolution of Executive Committee of Board of Directors of Principal Mutual Life Insurance Company establishing the Variable Life Separate Account.(*Filed January 8, 1996)

1.A(3)(a)      Distribution Agreement between Princor Financial Services
               Corporation and Principal Mutual Life Insurance Company.
               (*Filed January 8, 1996)

1.A(3)(a)(i)   Form of Selling Agreement. (@Filed December 19, 1997)

1.A(3)(b)      Registered Representative Agreement.(*Filed January 8, 1996)

1.A(3)(c)      Schedule of sales commissions.(*Filed January 8, 1996)

1.A(5)(a)      Form of PrinFlex Life Insurance Policy.(**Filed June 5, 1996)

1.A(5)(a)(i)   Cost of Living Increase Rider.(**Filed June 5, 1996)

1.A(5)(a)(ii)  Waiver of Monthly Policy Charge Rider.(**Filed June 5, 1996)

1.A(5)(a)(iii) Waiver of Specified Premium Rider.(**Filed June 5, 1996)

1.A(5)(a)(iv)  Accidental Death Benefit Rider.(*Filed January 8, 1996)

1.A(5)(a)(v)   Children Term Insurance Rider.(**Filed June 5, 1996)

1.A(5)(a)(vi)  Spouse Term Insurance Rider.(**Filed June 5, 1996)

1.A(5)(a)(vii) Change of Insured Rider.(**Filed June 5, 1996)

1.A(5)(a)(viii)Death Benefit Guarantee Rider.(**Filed June 5, 1996)

1.A(5)(a)(ix)  Salary Increase Rider.(**Filed June 5, 1996)

1.A(5)(a)(x)   Extra Protection Increase Rider.(**Filed June 5, 1996)

1.A(5)(a)(xi)  Accounting Benefits Rider.(*Filed January 8, 1996)

1.A(5)(a)(xii) Extended Coverage Rider.(*Filed June 5, 1996)

1.A(5)(a)(xiii)Accelerated Benefits Rider.(*Filed January 8, 1996)

1.A(5)(b)      Form of PrinFlex Life Insurance Policy - Unisex Version.
               (**Filed June 5, 1996)

1.A(5)(b)(i)   Accidental Death Benefit Rider.(**Filed January 8, 1996)

1.A(5)(b)(ii)  Children Term Insurance Rider.(**Filed June 5, 1996)

1.A(5)(b)(iii) Spouse Term Insurance Rider.(**Filed June 5, 1996)

1.A(5)(b)(iv)  Change of Insured Rider.(**Filed June 5, 1996)

1.A(5)(b)(v)   Death Benefit Guarantee Rider.(**Filed June 5, 1996)

1.A(6)(a)      Articles of Incorporation, as Amended of Principal Mutual Life
               Insurance Company.(*Filed January 8, 1996)

1.A(6)(b)      By-laws of Principal Mutual Life Insurance Company.
               (*Filed January 8, 1996)

1.A(10)        Form of Application for PrinFlex Life Insurance Policy.
               (*Filed January 8, 1996)

1.A(10)(b)     Form of Supplemental Application for PrinFlex Life Insurance
               Policy.(**Filed June 5, 1996)

2. Opinion and consent of G.R. Narber, Senior Vice President and General Counsel of Principal Mutual Life Insurance Company. (*Filed January 8, 1996)

3. No financial statements will be omitted from the prospectus pursuant to Instruction 1(b) or (c) or Part I.

4.             Not applicable.

5.             Not applicable.

6.             Consent of Ernst & Young LLP.

7. Description of Issuance, Transfer and Redemption Procedures Pursuant to Rule 6e-3(T)(b)(12)(iii).(***Filed October 23, 1996)

8. Powers of Attorney of Directors of Principal Mutual Life Insurance Company.(* & ***)

9.             Opinion and consent of Lisa Ford, Assistant Actuary.

27.            Financial Data Schedules


---------------------------
  * Filed by Initial Filing.
 ** Filed by Amendment No. 1.
*** Filed by Amendment No. 2.
  @ Filed by Amendment No. 3.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant, Principal Mutual Life Insurance Company Variable Life Separate Account, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of the Registration Statement and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned thereto duly authorized in the city of Des Moines and State of Iowa, on the 13th day of April, 1998.


                          PRINCIPAL MUTUAL LIFE INSURANCE COMPANY
                          VARIABLE LIFE SEPARATE ACCOUNT

                                      (Registrant)


                          By:  PRINCIPAL MUTUAL LIFE INSURANCE COMPANY

                                      (Depositor)

                                    /s/ D. J. Drury
                          By ______________________________________________
                             D. J. Drury
                             Chairman and Chief Executive Officer

Attest:

/s/ Joyce N. Hoffman
-----------------------------------
Joyce N. Hoffman
Vice President and
  Corporate Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statment has been signed below by the following persons in the capacities and on the dates indicated.

        Signature                         Title                       Date


/s/ D. J. Drury                Chairman and                       April 13, 1998
--------------------           Chief Executive Officer
D. J. Drury



/s/ D. C. Cunningham           Vice President and                 April 13, 1998
--------------------           Controller (Principal
D. C. Cunningham               Accounting Officer)



/s/ M. H. Gersie               Senior Vice President              April 13, 1998
--------------------           (Principal Financial
M. H. Gersie                   Officer)


  (M. V. Andringa)*            Director                           April 13, 1998
--------------------
M. V. Andringa


  (R. M. Davis)*               Director                           April 13, 1998
--------------------
R. M. Davis


  (C. D. Gelatt, Jr.)*         Director                           April 13, 1998
--------------------
C. D. Gelatt, Jr.


  (J. B.  Griswell)*            Director                          April 13, 1998
--------------------
J. B. Griswell


  (G. D. Hurd)*                Director                           April 13, 1998
--------------------
G. D. Hurd


  (T. M. Hutchison)*           Director                           April 13, 1998
--------------------
T. M. Hutchison


  (C. S. Johnson)*             Director                           April 13, 1998
--------------------
C. S. Johnson


  (W. T. Kerr)*                Director                           April 13, 1998
--------------------
W. T. Kerr


  (L. Liu)*                    Director                           April 13, 1998
--------------------
L. Liu


  (V. H. Loewenstein)*         Director                           April 13, 1998
--------------------
V. H. Loewenstein


  (R. D. Pearson)*             Director                           April 13, 1998
--------------------
R. D. Pearson


  (J. R. Price)*               Director                           April 13, 1998
--------------------
J. R. Price


  (D. M. Stewart)*             Director                           April 13, 1998
--------------------
D. M. Stewart


  (E. E. Tallett)*             Director                           April 13, 1998
--------------------
E. E. Tallett


  (D. D. Thornton)*            Director                           April 13, 1998
--------------------
D. D. Thornton


  (F. W. Weitz)*               Director                           April 13, 1998
--------------------
F. W. Weitz

                           *By    /s/ David J. Druy
                                  ------------------------------------
                                  David J. Drury
                                  Chairman and Chief Executive Officer



                                  Pursuant to Powers of Attorney
                                  Previously Filed or Included Herein

                                    EXHIBITS

                                  EXHIBIT INDEX


                                                                                            Page Number in
                                                                                         Sequential Numbering
Exhibit No.                          Description                                      Where Exhibit Can Be Found

  1.A(1)                             Resolution of Executive Committee                             *
                                     of Board of Directors of Depositor
                                     establishing Variable Life Separate
                                     Account.

  1.A(3)(a)                          Distribution Agreement Between                                *
                                     Depositor and Principal Underwriter.

  1.A(3)(a)(i)                       Form of Selling Agreement.                                    *

  1.A(3)(b)                          Registered Representative Agreement.                          *

  1.A(3)(c)                          Schedule of Sales Commissions.                                *

  1.A(5)(a)                          PrinFlex Life Policy.                                         *

  1.A(5)(a)(i)                       Cost of Living Increase Rider.                                *

  1.A(5)(a)(ii)                      Waiver of Monthly Policy Charge Rider.                        *

  1.A(5)(a)(iii)                     Waiver of Specified Premium Rider.                            *

  1.A(5)(a)(iv)                      Accidental Death Benefit Rider.                               *

  1.A(5)(a)(v)                       Children Term Insurance Rider.                                *

  1.A(5)(a)(vi)                      Spouse Term Insurance Rider.                                  *

  1.A(5)(a)(vii)                     Change of Insured Rider.                                      *

  1.A(5)(a)(viii)                    Death Benefit Guarantee Rider.                                *

  1.A(5)(a)(ix)                      Salary Increase Rider.                                        *

  1.A(5)(a)(x)                       Extra Protection Increase Rider.                              *

  1.A(5)(a)(xi)                      Accounting Benefits Rider.                                    *

  1.A(5)(a)(xii)                     Extended Coverage Rider.                                      *

  1.A(5)(a)(xiii)                    Accelerated Benefits Rider.                                   *

  1.A(5)(b)                          PrinFlex Life Policy - Unisex Version.                        *

  1.A(5)(b)(i)                       Accidental Death Benefit Rider.                               *

  1.A(5)(b)(ii)                      Children Term Insurance Rider.                                *

  1.A(5)(b)(iii)                     Spouse Term Insurance Rider.                                  *

  1.A(5)(b)(iv)                      Change of Insured Rider.                                      *

  1.A(5)(b)(v)                       Death Benefit Guarantee Rider.                                *

  1.A(6)(a)                          Articles of Incorporation, as Amended,                        *
                                     of Depositor.

  1.A(6)(b)                          By-laws of Depositor.                                         *

  1.A(10)                            Form of Application for the PrinFlex                          *
                                     Life Policy.

  1.A(10)(a)                         Form or Supplemental Application                              *
                                     For the PrinFlex Life Policy.

  2                                  Opinion and consent of G.R. Narber,                           *
                                     Senior Vice President and General
                                     Counsel.

  6                                  Consent of Ernst & Young LLP                                  16

  7                                  Description of Issuance, Transfer and Redemption              *
                                     Procedurespursuant to Rule 6e-3(T)(b)(12(iii).

  8                                  Powers of Attorney of Directors of                            17
                                     Principal Mutual Life Insurance
                                     Company.

  9                                  Opinion and consent of Lisa Ford,                             18
                                     Assistant Actuary.

 27                                  Financial Data Schedules                                      19

*Previously filed.